As filed with the Securities and Exchange Commission on March 10, 2005
1933 Act File No. 333-122380
1940 Act File No. 811-21593

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-2
☑ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☑ PRE-EFFECTIVE AMENDMENT NO. 1

☐ POST-EFFECTIVE AMENDMENT NO.

and

☑  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☑ AMENDMENT NO. 9

Kayne Anderson MLP Investment Company
(Exact Name of Registrant as Specified in Charter)

1800 Avenue of the Stars, Second Floor

Los Angeles, California 90067
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (310) 556-2721

David J. Shladovsky, Esq.

Kayne Anderson Capital Advisors, L.P.
1800 Avenue of the Stars, Second Floor
Los Angeles, California 90067
(Name and Address of Agent for Service)

Copies of Communications to:

David A. Hearth, Esq	Anna T. Pinedo, Esq.
Paul, Hastings, Janofsky & Walker LLP	Morrison & Foerster LLP
55 Second Street, 24th Floor	1290 Avenue of the Americas
San Francisco, California 94105-3441	New York, New York 10104
(415) 856-7000	(212) 468-8000

      Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

      If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.     ☐

      It is proposed that this filing will become effective (check appropriate box): ☐ when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Proposed
		Maximum	Proposed
	Amount Being	Offering	Maximum Aggregate	Amount of
Title of Securities Being Registered	Registered	Price Per Unit	Offering Price(1)	Registration Fee(2)

Series D Auction Rate Preferred Stock ($25,000 liquidation preference)	2,400	$25,000	$60,000,000	$7,062.00

(1)	Estimated pursuant to Rule 457 solely for the purpose of determining the registration fee.

(2)	$117.70 previously paid.

      THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.

KAYNE ANDERSON MLP INVESTMENT COMPANY (the “Registrant”)

CONTENTS OF THE REGISTRATION STATEMENT

This registration statement of the Registrant contains the following documents:

Facing Sheet

Contents of the Registration Statement

Part A — Prospectus of the Registrant

Part B — Statement of Additional Information of the Registrant

Part C — Other Information

Signature Page

PART A
PROSPECTUS OF
REGISTRANT

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, dated March 10, 2005

PROSPECTUS

$60,000,000

Auction Rate Preferred Stock

2,400 shares, Series D

Liquidation Preference $25,000 per share

Kayne Anderson MLP Investment Company is a non-diversified, closed-end management investment company that began investment activities on September 28, 2004. Our investment objective is to obtain a high after-tax total return for our investors.

We are offering 2,400 shares of Series D Auction Rate Preferred Stock, $0.001 par value per share (referred to as “Series D Auction Rate Preferred Shares” or “ARP Shares”). ARP Shares have a liquidation preference of $25,000 per share, plus any accumulated, unpaid dividends. Investors in ARP Shares will be entitled to receive cash dividends at an annual rate that may vary for each dividend period. The dividend rate for the initial period from and including the issue date through [                    ], 2005 will be [          ]% per year.

The dividend rate for each subsequent dividend period will be determined by an auction conducted in accordance with the procedures described in this prospectus, and in additional detail in Appendix A to the Statement of Additional Information. Generally, following the initial dividend period, each dividend period will be forty-nine (49) days.

Prior to this offering, there has been no private or public market for ARP Shares. ARP Shares will not be listed on any exchange or automated quotation system. Generally, investors may only buy and sell ARP Shares through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent or in a secondary market that those broker-dealers may maintain. These broker-dealers are not required to maintain a market in ARP Shares, and a secondary market, in the unlikely event that one develops, may not provide investors with liquidity.

(continued on following page)

Investing in ARP Shares involves certain risks. See “Risk Factors” beginning on page 14.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total

Public offering price	$25,000	$[ ]
Underwriting discounts and commissions	$[ ]	$[ ]
Proceeds, before expenses, to us (1)	$[ ]	$[ ]

(1)	We estimate that we will incur approximately $ in expenses in connection with this offering.

The underwriters expect to deliver ARP Shares in book-entry form, through the facilities of The Depository Trust Company, to broker-dealers on or about [                    ], 2005.

LEHMAN BROTHERS	CITIGROUP	UBS INVESTMENT BANK

                        , 2005

(continued from previous page)

      We are managed by Kayne Anderson Capital Advisors, L.P. (“Kayne Anderson”), a leading investor in energy-related master limited partnerships, limited liability companies and their affiliates (collectively, “MLPs”). Since 1984, Kayne Anderson has managed alternative assets with a focus on achieving absolute returns (as opposed to relative performance against a benchmark index) on a risk-adjusted basis through a disciplined investment process. Its investment strategies seek to identify and exploit investment niches that it believes are less well understood and generally not followed by the broader investor community. As of December 31, 2004, Kayne Anderson managed approximately $3.1 billion, including approximately $1.2 billion in MLPs and other midstream energy companies.

      Generally, we invest in equity securities of (1) MLPs, including preferred, common and subordinated units and general partner interests, (2) owners of interests in MLPs, and (3) other midstream energy companies. Additionally, we may invest in debt securities of MLPs and other midstream energy companies. Once we are fully invested in accordance with our investment objective, under normal market conditions, we intend to invest 50% (but not less than 40%) of our total assets in publicly traded securities of MLPs and other midstream energy companies, and 50% (but not more than 60%) of our total assets in unregistered or otherwise restricted securities of MLPs and other midstream energy companies, including securities issued by private companies.

      This offering is conditioned upon the ARP Shares receiving a rating of “Aa” from Moody’s Investors Service, Inc. and “AA” from Fitch Ratings.

      ARP Shares will be senior in liquidation and distribution rights to our common stock. Our common stock is listed on the New York Stock Exchange under the symbol “KYN.” At or around the time of the offering of ARP Shares, we also intend to issue three series of auction rate notes, each with a maturity of 40 years, in an aggregate amount representing approximately 22% of total assets (“Kayne Notes”). The Kayne Notes will be offered pursuant to a separate prospectus. ARP Shares will be junior in liquidation and distribution rights to the Kayne Notes. In addition, we may issue additional ARP Shares or Kayne Notes in the future. The ARP Shares and Kayne Notes are intended to increase funds available for investment. This practice, which is known as leverage, is speculative and involves significant risks.

      ARP Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

      You should rely only on the information contained or incorporated by reference in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition, results of operations and prospects may have changed since that date.

      This prospectus sets forth concisely the information about us that a prospective investor ought to know before investing. You should read this prospectus before deciding whether to invest and retain it for future reference. A statement of additional information, dated [                    ], 2005 (“SAI”), containing additional information about us, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference in its entirety into this prospectus. You may request a free copy of our SAI, the table of contents of which is on page 71 of this prospectus, by calling (877) 657-3863/ MLP-FUND or by writing to us, or you may obtain a copy (and other information regarding us) from the SEC’s web site (http://www.sec.gov).

PROSPECTUS SUMMARY

      This summary highlights information contained elsewhere in this prospectus. This summary does not contain all of the information that you should consider before investing in ARP Shares. You should read carefully the entire prospectus, including the documents incorporated by reference into it, particularly the section entitled “Risk Factors” beginning on page 14 and our SAI and the Articles Supplementary classifying and designating the Series D Auction Rate Preferred Shares (the “Articles Supplementary”) attached as Appendix A to the SAI. Except where the context suggests otherwise, the terms “we,” “us,” and “our” refer to Kayne Anderson MLP Investment Company; “Kayne Anderson” refers to Kayne Anderson Capital Advisors, L.P.; “midstream energy assets” refers to assets used in gathering, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal; “MLPs” refers to energy-related master limited partnerships, limited liability companies and their affiliates; and “Midstream Energy Companies” means (1) MLPs and (2) other companies that, as their principal business, operate midstream energy assets; and the terms “Series D Auction Rate Preferred Shares” and “ARP Shares” refers to the [                    ] shares of Series D Auction Rate Preferred Stock. Certain key terms relating to the auctions of ARP Shares are set forth on page 2.

What is Kayne Anderson MLP Investment Company?

      We are a non-diversified, closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which commenced investment activities on September 28, 2004. Our common stock is traded on the New York Stock Exchange (the “NYSE”) under the symbol “KYN.” See “Description of Our Common Stock.” As of February 28, 2005, we had 33,388,422 shares of common stock outstanding and net assets applicable to our common stock of $843.9 million.

      Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in MLPs and other Midstream Energy Companies. We also must comply with the SEC’s rule regarding investment company names, which requires us, under normal market conditions, to invest at least 80% of our total assets in MLPs so long as MLP is in our name. For purposes of our investment objective, the term “MLPs” includes affiliates of MLPs that own general partner interests or, in some cases, subordinated units, registered or unregistered common units, or other limited partner units in an MLP.

What types of leverage do we intend to use?

      ARP Shares issued in this offering represent approximately 6% of our total assets. In addition, at or around the time of this offering, we intend to issue auction rate senior notes (“Kayne Notes”) in an amount representing approximately 22% of our total assets. We intend to use these leverage proceeds primarily for investment purposes. We also may leverage through other borrowings, including the issuance of additional Kayne Notes, preferred stock or commercial paper. The timing and terms of any leverage transactions will be determined by our Board of Directors. The use of leverage involves significant risks. See “Risk Factors — Leverage Risk.” Throughout this prospectus, Kayne Notes, commercial paper or other borrowings are collectively referred to as “Borrowings.”

What securities are we offering?

      We are offering an aggregate of 2,400 Series D Auction Rate Preferred Shares at a purchase price of $25,000 per share plus accumulated dividends, if any, from the Original Issue Date. ARP Shares are being offered by Lehman Brothers Inc., Citigroup Global Markets Inc. and UBS Securities LLC as underwriters. See “Underwriting.” It is a condition of the underwriters’ obligation to purchase ARP Shares that ARP Shares receive a rating of “Aa” from Moody’s Investors Service Inc. (“Moody’s”) and “AA” from Fitch Ratings (“Fitch”). ARP Shares will be senior to our common stock in liquidation and distribution rights, but junior to any Borrowings, including Kayne Notes, in such rights.

      We will invest the net proceeds of the offering in accordance with our investment objective and policies. We anticipate that it may take up to three months following completion of this offering until our assets are fully invested in accordance with our investment objective and policies. During this period, we may invest all or a portion of the proceeds of this offering in U.S. government securities, or high quality short-term or long-term debt obligations.

      The dividend rate for the initial dividend period from and including the Original Issue Date through [                    ], 2005, will be [          ]% per year. The first Auction Date for ARP Shares will be [                    ], 2005 and the initial Dividend Payment Date will be [                    ], 2005. Subsequent auctions generally will be held every 49 days unless the then current dividend period is a Special Dividend Period, the date that normally would be the Auction Date is not a Business Day, or unforeseen events preclude the holding of an auction.

Who are the key auction participants?

•	Auction Agent: The Auction Agent administers the auctions to determine the applicable dividend rates.

•	Beneficial Owners or Holders: The Beneficial Owners or Holders are the holders of ARP Shares.

•	Broker-Dealers: The Broker-Dealers are broker-dealers that have entered into an agreement with the Auction Agent to submit orders in an auction for ARP Shares.

•	Potential Beneficial Owners or Potential Holders: Each Potential Beneficial Owner or Potential Beneficial Holder is a Broker-Dealer or a customer of a Broker-Dealer that wishes to purchase ARP Shares in an auction.

What are the auction procedures for ARP Shares?

      You may buy, sell or hold ARP Shares through an auction. Beneficial Owners and Potential Beneficial Owners of ARP Shares may participate in auctions only by submitting Orders through broker-dealers who have entered into an agreement with the Auction Agent (a “Broker-Dealer”) or through a broker-dealer that has entered into a separate agreement with a Broker-Dealer. In general, the types of Orders that may be placed with a Broker-Dealer include: Hold Orders, Sell Orders, Bids to sell and Bids to purchase. The following is a brief summary of the Auction Procedures for both Beneficial Owners and Potential Beneficial Owners. See “The Auctions — Auction Procedures” for more detailed information.

      Prior to the Submission Deadline on each Auction Date for ARP Shares, each Beneficial Owner may submit Orders with respect to shares of such series to a Broker-Dealer as follows:

•	Hold Order — indicating the Beneficial Owner’s desire to hold ARP Shares without regard to the Applicable Rate for ARP Shares for the next succeeding dividend period of ARP Shares.

•	Bid to Sell — indicating the Beneficial Owner’s desire to sell the number of outstanding ARP Shares, if any, held by such Beneficial Owner if the Applicable Rate for ARP Shares for the next succeeding dividend period of ARP Shares shall be less than the rate per annum specified by such Beneficial Owner (also known as a hold at rate order).

•	Bid to Purchase — a current Beneficial Owner or a Potential Beneficial Owner may submit bids offering to purchase a certain amount of outstanding ARP Shares of a series if the Applicable Rate for such series determined on the Auction Date is higher than the rate specified in the Bid. A Bid specifying a rate higher than the Maximum Rate on the Auction Date will not be accepted.

•	Sell Order — indicating the Beneficial Owner’s desire to sell the number of outstanding ARP Shares of a series, if any, held by such Beneficial Owner without regard to the Applicable Rate for ARP Shares for the next succeeding dividend period of ARP Shares.

      Orders submitted (or the failure to do so) by Beneficial Owners under certain circumstances will have the effects as described below:

•	A Beneficial Owner of ARP Shares that submits a Bid with respect to ARP Shares to its Broker-Dealer having a rate higher than the Maximum Rate for ARP Shares on the Auction Date will be treated as having submitted a Sell Order with respect to such ARP Shares.

•	A Beneficial Owner of ARP Shares that fails to submit an Order with respect to such ARP Shares to its Broker-Dealer will be deemed to have submitted a Hold Order with respect to such ARP Shares.

      The Auction Procedures include a pro rata allocation of ARP Shares for purchase and sale, which may result in a Beneficial Owner continuing to hold or selling, or a Potential Beneficial Owner purchasing, a number of ARP Shares that is less than the number of ARP Shares specified in its Order. To the extent the allocation procedures have that result, Broker-Dealers will be required to make appropriate pro rata allocations among their respective customers.

      Settlement of purchases and sales will be made on the next Business Day (also a Dividend Payment Date) after the Auction Date through the Securities Depository in accordance with the Securities Depository’s normal procedures.

Sample Auction Process for Preferred Stock

Step 1: The Auction Agent determines how many ARP Shares are being offered by stockholders for sale in the auction.

Step 2: Broker-Dealers submit bids which include the dividend rates and purchase amounts from prospective purchasers. The Auction Agent ranks these bids from the lowest to the highest dividend rate.

Step 3: The Auction Agent fills the purchase orders, starting with the lowest dividend rate bid.

Step 4: The bid that clears the market of the last available ARP Share is declared the new dividend rate.

Step 5: Bids are filled to the extent that ARP Shares are available. All bids below the new dividend rate are filled. Bids at the new dividend rate are filled to the extent that shares are available. Bids above the new dividend rate are not filled.

Step 6: All filled bids will receive dividends at the new dividend rate. However, the new dividend rate must be between the minimum and maximum rates permitted for the ARP Shares.

How will the dividend rates be determined?

      If Sufficient Clearing Bids for ARP Shares exist (that is, the aggregate number of ARP Shares subject to Submitted Bids of Potential Beneficial Owners specifying one or more rates between the Minimum Rate (for Standard Dividend Periods or less, only) and the Maximum Rate (for all dividend periods) for ARP Shares exceeds, or is equal to, the number of ARP Shares subject to Submitted Sell Orders), the Applicable Rate for ARP Shares for the next succeeding dividend period will be the lowest rate specified in the Submitted Bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of Beneficial Owners and Potential Beneficial Owners, would result in Beneficial Owners and Potential Beneficial Owners owning the aggregate number of ARP Shares available for purchase in the auction.

      For Standard Dividend Periods or less only, the Applicable Rate resulting from an auction will not be less than the Minimum Rate. The Applicable Rate for any dividend period commencing during any Default Period, and the Default Rate described under “Description of Series D Auction Rate Preferred Shares,” initially will be 300% of the Reference Rate. The Reference Rate is the greater of: (1) the applicable AA Composite Commercial Paper Rate (for a dividend period of fewer than 184 days) or the applicable Treasury Index Rate (for a dividend period of 184 days or more), or (2) the applicable London Interbank Offered Rate (“LIBOR”).

      If Sufficient Clearing Bids for ARP Shares do not exist (other than because all of the outstanding ARP Shares are subject to Submitted Hold Orders), then the Applicable Rate for all ARP Shares for the next succeeding dividend period will be the Maximum Rate for ARP Shares.

How will the maximum dividend rates be determined?

      Except during a Default Period, the Applicable Rate for any dividend period for ARP Shares will not be more than the Maximum Rate. The Maximum Rate will depend on the credit rating assigned to ARP Shares and on the duration of the dividend period. The Maximum Rate will be the applicable percentage of the Reference Rate, subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers. The applicable percentage will be determined based on the lower of the credit ratings assigned on that date to ARP Shares by Moody’s and Fitch, as follows:

Moody’s Credit	Fitch Credit	Applicable
Rating	Rating	Percentage

Aa3 or above	AA- or above	200%
A3 to A1	A- to A+	250%
Baa3 to Baa1	BBB- to BBB+	275%
Below Baa3	Below BBB-	300%

How will the dividend periods be determined?

      Subsequent to the initial dividend period, each dividend period generally will be 49 days in length. The Applicable Rate for a particular dividend period usually will be determined by an auction conducted on the Business Day immediately preceding the start of the dividend period. In most instances, dividends are also payable every 49 days, on the day following the end of the dividend period. Prior to any auction, we may elect, subject to certain limitations, upon giving notice to the Auction Agent and each Broker-Dealer, a Special Dividend Period. A Special Dividend Period is a dividend period consisting of a specified number of days other than 49. A Special Dividend Period will not be effective unless Sufficient Clearing Bids exist at the auction in respect of a Special Dividend Period. If Sufficient Clearing Bids do not exist at the auction, the dividend period commencing on the Business Day succeeding the auction will be a 49 day dividend period. See “Description of Series D Auction Rate Preferred Shares — Dividends and Dividend Periods — Determination of Dividend Rate” and “The Auctions.”

What are the restrictions on dividends, redemption and other payments?

      At or around the time of this offering, we expect to issue Kayne Notes, which constitute senior securities representing indebtedness (as defined in the 1940 Act). We may not declare any dividend on ARP Shares unless, after giving effect to such dividend, asset coverage with respect to Kayne Notes (and any other Borrowings) is at least 200%. In addition, we would not be permitted to declare any other distribution on or purchase or redeem ARP Shares unless, after giving effect to such distribution, purchase or redemption, asset coverage with respect to Kayne Notes (and any other Borrowings) is at least 300%. Dividends or other distributions on, or redemptions or purchases of, ARP Shares also would be prohibited at any time that an event of default under Kayne Notes (and any other Borrowings) has occurred and is continuing. See “Description of Series D Auction Rate Preferred Shares — Restrictions on Dividend, Redemption and Other Payments.” In addition to Kayne Notes, we may make further use of financial leverage through other Borrowings which constitute senior securities representing indebtedness under the 1940 Act.

What are our asset maintenance requirements?

      We must maintain Eligible Assets having an aggregated Discounted Value at least equal to the ARP Shares Basic Maintenance Amount as of each Valuation Date. We also must maintain asset coverage for ARP Shares on a non-discounted basis of at least 200% as of the last business day of each month (the “1940 Act ARP Shares Asset Coverage”). See “Rating Agency Guidelines.” The Discount Factors and guidelines for calculating the Discounted Value of our portfolio for purposes of determining whether the ARP Shares Basic Maintenance Amount has been satisfied have been established by Moody’s and Fitch in connection with our receipt from Moody’s and Fitch of the “Aa” and “AA” Credit Ratings, respectively, with respect to ARP Shares on their Original Issue Date. We estimate that on the Original Issue Date, the 1940 Act ARP Shares

Asset Coverage, based on the composition of our portfolio as of [                    ], 2005, and after giving effect to the issuance of ARP Shares offered hereby ($[                    ]), will be [          ]%.

      In addition, we must maintain asset coverage requirements imposed in connection with the Kayne Notes and there may be additional asset coverage requirements imposed in connection with other Borrowings, if any.

When may we redeem ARP Shares?

      Although ordinarily we will not redeem ARP Shares, we may be required to redeem ARP Shares if, for example, we do not meet an asset coverage ratio required by law or in order to correct a failure to meet Rating Agency Guidelines in a timely manner. We may voluntarily redeem ARP Shares in certain circumstances. See “Description of Series D Auction Rate Preferred Shares — Redemption.”

What is the liquidation preference of ARP Shares?

      The liquidation preference of ARP Shares will be $25,000 per share plus accumulated but unpaid dividends, if any, thereon. See “Description of Series D Auction Rate Preferred Shares — Liquidation Rights.”

What are the voting rights of ARP Shares?

      Except as otherwise indicated, holders of ARP Shares have one vote per share and vote together with holders of common stock as a single class.

      The 1940 Act requires that the holders of ARP Shares and any other preferred stock voting as a separate class have the right to elect two directors at all times. The holders of outstanding common stock and preferred stock, including ARP Shares, voting together, shall elect the remainder. However, upon our failure to pay dividends on preferred stock in an amount equal to two full years of dividends, the holders of preferred stock have the right to elect, as a class, the smallest number of additional directors as shall be necessary to assure that a majority of the directors has been elected by the holders of preferred stock. The terms of the additional directors shall end when we pay or provide for all accumulated and unpaid dividends. See “Description of Series D Auction Rate Preferred Shares — Voting Rights.”

Risks of Investing in ARP Shares

      The following discussion summarizes the principal risks that you should consider before investing in ARP Shares. For additional information about the risks associated with us and ARP Shares, see “Risk Factors.”

Interest Rate Risk

ARP Shares pay dividends based on short-term interest rates. If short-term interest rates rise, dividends on the ARP Shares may rise so that the amount of dividends due to holders of ARP Shares would exceed the income from our portfolio securities. This might require that we sell portfolio securities at a time when we would otherwise not do so, which may affect adversely our future ability to generate cash flow. In addition, rising market interest rates could impact negatively the value of our investment portfolio comprised of debt securities, reducing the amount of assets serving as asset coverage.

Auction Risk

You may not be able to sell your ARP Shares at an auction if the auction fails; that is, if there are more ARP Shares offered for sale than there are buyers for those ARP Shares. Also, if you place hold orders (orders to retain ARP Shares) at an auction only at a specified rate, and the bid rate exceeds the rate set at the auction, you will not retain your ARP Shares. Finally, if you buy ARP Shares or elect to retain ARP Shares without specifying a rate below which you would not wish to buy or continue to hold those ARP Shares, and the auction sets a below-market rate, you may receive a lower rate of return on your ARP Shares than the market rate of interest. See “Description of Series D Auction Rate Preferred Shares,” “The Auctions — Auction Procedures,” and “The Auctions — General — Broker-Dealer Agreements.”

Senior Leverage Risk

ARP Shares will be junior to Kayne Notes and any other Borrowings. Kayne Notes and any other Borrowings may constitute a substantial lien and burden on ARP Shares by reason of their prior claim against our income and against our net assets in liquidation. We may not be permitted to declare dividends or other distributions with respect to ARP Shares unless at the time thereof we meet certain asset coverage requirements and the payment of principal and interest is not in default with respect to Kayne Notes or any other Borrowings.

Ratings and Asset Coverage Risk

While Moody’s and Fitch have assigned ratings of “Aa” and “AA,” respectively, to ARP Shares, the ratings do not eliminate or necessarily mitigate the risks of investing in ARP Shares. A rating may not fully or accurately reflect all of the credit and market risks associated with a security. A rating agency could downgrade ARP Shares, which may make your securities less liquid at an auction or in the secondary market, though probably with higher resulting interest rates. If a rating agency downgrades the ratings assigned to ARP Shares, we may alter our portfolio or redeem ARP Shares. We may voluntarily redeem ARP Shares under certain circumstances. See “Description of Series D Auction Rate Preferred Shares — Redemption.”

Inflation Risk

Inflation is the reduction in the purchasing power of money resulting from an increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted or “real” value of your ARP Shares investment or the income from that investment will be worth less in the future than you paid for the ARP Shares. As inflation occurs, the real value of ARP Shares and the dividend payable to holders of ARP Shares declines. In an inflationary period, however, it is expected that, through the auction process, dividend rates would increase, tending to offset this risk. See “Risk Factors — Inflation Risk.”

Trading Market Risk

ARP Shares will not be listed on an exchange or automated quotation system. Instead, you may buy or sell ARP Shares at an auction by submitting orders to a Broker-Dealer, or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer. Auctions will normally be held every 49 days. If you try to sell your ARP Shares between auctions, you may not be able to sell any or all of your ARP Shares, or you may not be able to sell them for the liquidation preference plus accumulated dividends. If we have designated a Special Dividend Period (a dividend period other than 49 days), changes in interest rates could affect the price you would receive if you sold your ARP Shares in the secondary market.

In addition to the auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in ARP Shares outside of auctions, but may discontinue this activity at any time. There is no assurance that a secondary market will provide holders of ARP Shares with liquidity. We are not required to redeem ARP Shares if an auction or an attempted secondary market sale fails. You may transfer ARP Shares outside of auctions only to or through a Broker-Dealer, or a broker-dealer that has entered into a separate agreement with a Broker-Dealer or to us or any of our affiliates, in certain cases. If you sell your ARP Shares to a broker-dealer between auctions, you may receive less than the price you paid for them, especially if market interest rates have risen since the last auction.

Anti-Takeover Provisions

Our Charter, Bylaws and the Maryland General Corporation Law include provisions that could limit the ability of other entities or persons to acquire control of us, to convert us to open-end status, or to change the composition of our Board of Directors. These provisions could have the effect of discouraging, delaying, deferring or preventing a transaction or a change in control that might otherwise be in the best interests of our stockholders.

Limited Operating History

We are a recently organized, non-diversified, closed-end management investment company that began operations on September 28, 2004. Being a recently organized company, we are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially.

Portfolio Risks

      Our net asset value, our ability to pay dividends on the ARP Shares, and our ability to meet asset coverage requirements depends on the performance of our investment portfolio. The performance of our investment portfolio is subject to a number of risks, including the following:

Energy Sector Risk

We intend to concentrate our investments in MLPs and other Midstream Energy Companies. There are special risks inherent in the energy sector, including supply and demand risk, depletion and exploration risk, regulatory risk, commodity pricing risk, acquisition risk, and catastrophe risk. For a more detailed discussion of these and other related risks, see “Energy Sector Risk” on page 16 and “MLPs and Other Midstream Energy Company Risk” on page 18.

Non-Diversification Risk

We are a non-diversified investment company under the 1940 Act, and we are not a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Accordingly, there are no regulatory requirements under the 1940 Act or the Internal Revenue Code on the minimum number or size of securities we may hold.

Liquidity Risk

Certain MLP securities may trade less frequently than those of other companies due to their smaller capitalizations. Investment in securities that are less actively traded or that over time experience decreased trading volume may be difficult to dispose of when we believe it is desirable to do so, may restrict our ability to take advantage of other opportunities, and may be more difficult to value.

Valuation Risk

Under normal market conditions, we intend to invest 50% (but not more than 60%) of our total assets in unregistered or otherwise restricted securities, which are subject to restrictions on resale. The value of such investments ordinarily will be determined based on fair valuations determined by Kayne Anderson pursuant to procedures adopted by our Board of Directors. Restrictions on resale or the absence of a liquid secondary market may affect adversely our ability to determine the net asset value of our common stock. The sale price of securities that are restricted or otherwise not readily marketable may be higher or lower than our most recent valuations. A material decline in the net asset value of our common stock may impair our ability to maintain required levels of asset coverage.

Leverage Risk

Subject to limits imposed by the 1940 Act and the Rating Agency Guidelines, we may increase our leverage above the amount we estimate after issuance of ARP Shares and the anticipated offering of Kayne Notes as previously described. We intend to use leverage primarily for investment purposes. Our use of leverage can significantly magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

      See “Risk Factors” beginning on page 14 and the other information included in this prospectus for information on these and other risk factors, all of which you should carefully consider before deciding whether to invest in ARP Shares.

What are our portfolio investments?

      Our investments in the securities of MLPs and other Midstream Energy Companies are principally in equity securities issued by MLPs. Generally, we invest in equity securities of (1) master limited partnerships, including preferred, common and subordinated units and general partner interests, (2) owners of interests in master limited partnerships, and (3) other Midstream Energy Companies. Finally, we also may, from time to time, invest in debt securities of MLPs and other Midstream Energy Companies with varying maturities of up to 30 years.

      When we are fully invested in accordance with our investment objective, under normal market conditions, we intend to invest 50% (but not less than 40%) of our total assets in publicly traded securities of MLPs and other Midstream Energy Companies and 50% (but not more than 60%) of our total assets in unregistered or otherwise restricted securities of MLPs and other Midstream Energy Companies, including securities issued by private companies. We may invest up to 15% of our total assets in any single issuer.

      We may invest up to 20% of our total assets in debt securities of MLPs and other Midstream Energy Companies, including below investment grade debt securities rated at least B3 by Moody’s Investors Service, Inc. or at least B-by Standard & Poor’s at the time of purchase, or comparably rated by another rating agency. In addition, up to one-quarter of our permitted investments in debt securities (or up to 5% of our total assets) may include unrated debt securities of private companies.

      On a limited basis, we also may use derivative investments to hedge against interest rate and market risks. We also may use short sales to hedge such risks and as part of short sale investment strategies.

Who is Kayne Anderson Capital Advisors?

      Kayne Anderson Capital Advisors, L.P. is our investment adviser, responsible for implementing and administering our investment strategy. As of December 31, 2004, Kayne Anderson managed approximately $3.1 billion. Kayne Anderson has invested in MLPs and other Midstream Energy Companies since 1998 and currently manages more than $1.2 billion invested in this sector. We believe that Kayne Anderson has developed an understanding of the MLP market that enables it to identify and take advantage of public MLP investment opportunities. In addition, Kayne Anderson’s senior professionals have developed a strong reputation in the energy sector and have many long-term relationships with industry managers, which we believe gives Kayne Anderson an important advantage in sourcing and structuring private investments.

How will ARP Shares be treated for tax purposes?

      Dividends with respect to ARP Shares from our earnings and profits allocated to such shares generally will be taxed as ordinary income, but may qualify for the dividends received deduction for corporate stockholders or for treatment as “qualified dividend income” that is generally subject to reduced rates of federal income taxation for noncorporate stockholders. Distributions in excess of our allocable earnings and profits, if any, will first reduce a stockholder’s adjusted tax basis in his or her ARP Shares, and, after such adjusted basis is reduced to zero, will be treated as gain from the sale or exchange of such ARP Shares. Because we will invest a substantial portion of our assets in MLPs, which are expected to generate cash in excess of our taxable income to stockholders, it is possible that dividends payable on ARP Shares could exceed earnings and profits.

      We will not elect to be treated as a regulated investment company under the Internal Revenue Code. Therefore, we will pay federal and applicable state corporate taxes on our taxable income. The types of MLPs in which we invest historically have made cash distributions to limited partners that exceed the amount of taxable income allocable to limited partners, due to a variety of factors, including significant non-cash deductions, such as depreciation. If the cash distributions exceed the taxable income reported in a particular tax year, such excess cash distributions would not be taxed as income to us in that tax year but rather would be treated as a return of capital for federal income tax purposes to the extent of our basis in our MLP units. See “Tax Matters” at page 65.

Will investors in ARP Shares receive stock certificates?

      Except as described herein, investors in ARP Shares will not receive certificates representing ownership of their shares. Ownership of ARP Shares will be maintained in book-entry form by the Securities Depository or its nominee for the account of the investor’s Agent Member. The investor’s Agent Member, in turn, will maintain records of the investor’s beneficial ownership of ARP Shares. Accordingly, references in this prospectus to an investor’s investment in or purchase, sale or ownership of ARP Shares are to purchases, sales or ownership of those shares by Beneficial Owners. Dividends on ARP Shares will be paid through the Securities Depository on each Dividend Payment Date.

      The Securities Depository’s normal procedures provide for it to distribute dividends in same-day funds to Agent Members, who are in turn expected to distribute the dividends to the person for whom they are acting as agent in accordance with the instructions of that person. See “Description of Series D Auction Rate Preferred Shares — Dividends and Dividend Periods.”

Auction Agent, Transfer Agent, Registrar, Dividend Paying Agent and Redemption Agent

      The Bank of New York will serve as Auction Agent, transfer agent, registrar, dividend paying agent and redemption agent with respect to ARP Shares.

Administrator

      Bear Stearns Funds Management Inc. (“Administrator”) provides certain administrative services to us, including but not limited to preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

Custodian

      The Custodial Trust Company, an affiliate of our Administrator, is custodian of our securities and other assets.

Fund Accountant

      Ultimus Fund Solutions, LLC, is our fund accountant, assisting in the calculation of our net asset value, and maintaining the accounts, books, records and other documents relating to our financial and portfolio transactions.

KAYNE ANDERSON MLP INVESTMENT COMPANY

      We are a recently organized, non-diversified, closed-end management investment company registered under the 1940 Act, and formed as a Maryland corporation in June 2004. Our common stock is listed on the NYSE under the symbol “KYN.” On September 28, 2004, we issued an aggregate of 30,000,000 shares of common stock, par value $0.001 per share, in an initial public offering. On October 22, 2004 and November 16, 2004, we issued an additional 1,500,000 shares of common stock and 1,661,900 shares of common stock, respectively, in connection with partial exercises by the underwriters of their over allotment option. The proceeds of the initial public offering and subsequent exercises of the over allotment option of common stock were approximately $786 million after the payment of offering expenses and underwriting discounts. On January 14, 2005, we paid a dividend to our common stockholders in the amount of $0.25 per share of common stock, which resulted in a reinvestment through our dividend reinvestment program of $5,400,602 and the issuance of 222,522 additional shares of common stock.

      As of February 28, 2005, we had 33,388,422 shares of common stock outstanding and 200,000,000 shares of common stock authorized, none of which were held by us for our account. We issued 4,000 shares of our common stock in a private placement to provide us with seed capital prior to our initial public offering. Those shares are held by an affiliate of Kayne Anderson Capital Advisors, L.P. There were no ARP Shares authorized or outstanding as of February 28, 2005.

      Our principal office is located at 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067, and our telephone number is (877) 657-3863/ MLP-FUND.

FINANCIAL HIGHLIGHTS

      Information contained in the table below under the headings “Per Share Operating Performance” and “Ratios/ Supplemental Data” shows the audited operating performance of our common stock from the commencement of our investment operations on September 28, 2004 until November 30, 2004. Except as noted, the audited information in this table is covered by the Report of [                    ], which is contained in our SAI and is available from us upon request. Since we commenced operations on September 28, 2004, the table covers approximately two (2) months of operations, during which a substantial portion of our assets were held in cash pending investment in securities that meet our investment objective and policies. Accordingly, the information presented may not provide a meaningful picture of our operating performance. As of January 31, 2004, approximately 85% of our assets were invested in MLPs and other Midstream Energy Companies.

	Period from
	September 28, 2004(6)
	through
	November 30, 2004

PER SHARE DATA(1)
Net asset value, beginning of period(2)	$23.70
Income from investment operations:
Net investment income	0.02
Net realized and unrealized gain on investments, securities sold short and options	0.19

Total income from investment operations	0.21

Net asset value, end of period	$23.91

Per common stock market value, end of period	$24.90

Total investment return based on market value(3)	(0.40)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (000’s)	$792,836
Ratio of expenses to average net assets, before taxes	1.20	%(4)
Ratio of expenses, excluding non-recurring organizational expenses, to average net assets	1.08	%(4)
Ratio of net investment income to average net assets	0.50	%(4)
Net increase in net assets resulting from operations to average net assets	5.30	%(4)
Portfolio turnover rate	11.78	%(5)

(1)	Information presented relates to a share of common stock outstanding for the entire period.

(2)	Initial public offering price of $25.00 per share less underwriting discounts of $1.25 per share and offering costs of $0.05 per share.

(3)	Not annualized. We calculate total investment return assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to our dividend reinvestment plan.

(4)	Information is annualized for periods less than one full year.

(5)	Amount not annualized. Calculated based on the sales of $16,879,946 of long-term investments divided by the average long-term investment balance of $143,328,309.

(6)	Commencement of operations.

USE OF PROCEEDS

      The net proceeds of the offering of ARP Shares will be approximately [$          ] after we pay the underwriting discounts and commissions and estimated offering costs. We will use $[          ] of the proceeds to repay existing short-term indebtedness. We incurred this indebtedness to finance the purchase of a portion of our portfolio investments. The average interest rate on our short-term indebtedness was 3.85% as of February 21, 2005.

      We will invest the remainder of the net proceeds of this offering in accordance with our investment objective and policies as soon as practicable. We anticipate that we will be able to invest substantially all of such remaining net proceeds within approximately three months after completion of this offering. Pending such investment, we anticipate investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term money market instruments.

CAPITALIZATION

      The following table sets forth our capitalization as of February 28, 2005 and as adjusted to give effect to the issuance of ARP Shares offered hereby. In addition, we expect to offer Kayne Notes in an amount representing approximately 22% of total assets, by separate prospectus at or around the time of the offering of ARP Shares. We can provide no assurance regarding the timing or completion of an offering of Kayne Notes.

	Actual	As Adjusted

	(Unaudited)
PREFERRED STOCK OUTSTANDING:
Series D Auction Rate Preferred Stock, $0.001 par value per share, liquidation preference $25,000 per share; 10,000 shares authorized (no shares issued and [ ] shares issued, as adjusted), respectively(1)	—	$60,000,000

COMMON STOCKHOLDERS’ EQUITY:
Common stock, $0.001 par value per share (33,388,422 shares issued and outstanding, 200,000,000 shares authorized)(1)	$33,388	$33,388
Paid-in capital	791,427,026	791,427,026
Distributions in excess of net investment income, net of income taxes	(7,217,513)	(7,217,513)
Accumulated realized gains on investments and securities sold short, net of income taxes	1,918,542	1,918,542
Net unrealized gains on investments and options, net of income taxes	57,689,269	57,689,269

Net assets applicable to common stock	$843,850,712	$843,850,712

(1)	We do not hold any of these outstanding securities for our account.

RISK FACTORS

      Risk is inherent in all investing. We summarize below some of the risks that you should consider before deciding whether to invest in ARP Shares. For additional information about the risks associated with investing in ARP Shares, see “Our Investments” in our SAI.

Limited Operating History

      We are a non-diversified, closed-end management investment company that began operations on September 28, 2004. Being a recently organized company, we are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially.

Interest Rate Risk

      Interest rate risk is the risk that equity and debt securities will decline in value because of changes in market interest rates. ARP Shares pay dividends based on short-term interest rates. If short-term interest rates rise, dividend rates on ARP Shares may rise so that the amount of dividends payable to holders of ARP Shares would exceed the income from our portfolio securities. This might require us to sell portfolio securities at a time when we otherwise would not do so, which may affect adversely our future ability to generate cash flow. While we may manage this risk by entering into interest rate transactions, there is no guarantee that we will implement this strategy or that we will be successful in reducing or eliminating interest rate risk. In addition, rising market interest rates could impact negatively the value of our investment portfolio comprised of debt securities, reducing the amount of assets serving as asset coverage for ARP Shares.

      MLP yields are susceptible in the short-term to fluctuations in interest rates and, like treasury bonds, the prices of MLP securities typically increase when interest rates fall and decline when interest rates rise. Because we will principally invest in MLP equity securities, the net asset value and market price of our common stock may decline if interest rates rise. See “— Energy Sector Risk.” A material decline in the net asset value of our common stock may impair our ability to maintain required levels of asset coverage.

      Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer of the securities to prepay principal prior to the debt instrument’s stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer also may elect to refinance its debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in our portfolio are called or redeemed, we may be forced to reinvest in lower yielding securities.

Auction Risk

      You may not be able to sell your ARP Shares at an auction if the auction fails; that is, if there are more ARP Shares offered for sale than there are buyers for those shares. Also, if you place hold orders (orders to retain ARP Shares) at an auction only at a specified rate, and that bid rate exceeds the rate set at the auction, you will not retain your ARP Shares. Finally, if you buy shares or elect to retain shares without specifying a rate below which you would not wish to continue to hold those shares, and the auction sets a below-market rate, you may receive a lower rate of return on your shares than the market rate. See “Description of Series D Auction Rate Preferred Shares” and “The Auctions — Auction Procedures.”

Senior Leverage Risk

      Because we expect to have outstanding Kayne Notes, which are senior to ARP Shares, we will be prohibited from declaring, paying or making any dividends or distributions on ARP Shares unless we satisfy certain conditions. We also will be prohibited from declaring, paying or making any dividends or distributions on common stock unless we satisfy certain conditions. See “Description of Series D Auction Rate Preferred Shares — Restrictions on Dividend, Redemption and Other Payments.”

      Kayne Notes (or any other Borrowings) may constitute a substantial burden on ARP Shares by reason of their prior claim against our income and against our net assets in liquidation. We may not be permitted to declare dividends or other distributions, including with respect to ARP Shares, or purchase or redeem shares, including ARP Shares, unless (1) at the time thereof we meet certain asset coverage requirements and (2) there is no event of default under the Kayne Notes (or any other Borrowing) that is continuing. See “Description of Series D Auction Rate Preferred Shares — Restrictions on Dividend and Other Payments.” In the event of a default under the Kayne Notes, the holders of Kayne Notes have the right to accelerate the maturity of Kayne Notes and the trustee may institute judicial proceedings against us to enforce the rights of holders of Kayne Notes.

Ratings and Asset Coverage Risk

      While Moody’s and Fitch are expected to assign ratings of “Aa” and “AA” respectively, to ARP Shares, the ratings do not eliminate or necessarily mitigate the risks of investing in ARP Shares. A rating agency could downgrade ARP Shares, which may make your shares less liquid at an auction or in the secondary market, though probably with higher resulting dividend rates. If a rating agency downgrades ARP Shares, we may be required to alter our portfolio or redeem ARP Shares. We may voluntarily redeem ARP Shares under certain circumstances. See “Rating Agency Guidelines” for a description of the asset maintenance tests and other requirements we must meet.

      As we intend to issue Kayne Notes, which constitute senior securities representing indebtedness, as defined in the 1940 Act, the value of our total assets, less all our liabilities and indebtedness not represented by such Kayne Notes, must be at least equal to 300% of the aggregate principal value of such Kayne Notes. Upon the issuance of ARP Shares, the value of our total assets, less all our liabilities and indebtedness not represented by senior securities must be at least equal, immediately after the issuance of the ARP Shares, to 200% of the aggregate principal value of any Kayne Notes and the ARP Shares.

      Because we expect the ARP Shares to be of “investment grade” quality, asset coverage or portfolio composition provisions in addition to, and more stringent than, those required by the 1940 Act may be imposed in connection with the issuance of such ratings. Because we expect to issue Kayne Notes that are “investment grade” quality, asset coverage and portfolio composition provisions in addition to, and more stringent than, those required by the 1940 Act will be imposed in connection with the issuance of the ratings for the Kayne Notes. In addition, restrictions may be imposed by the rating agencies on certain investment practices in which we may otherwise engage. Any lender with respect to any additional Borrowings by us may require additional asset coverage and portfolio composition provisions as well as restrictions on our investment practices.

Inflation Risk

      Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted or “real” value of your ARP Shares investment or the income from that investment will be worthless in the future than the amount you originally paid. As inflation occurs, the real value of ARP Shares and distributions declines. In an inflationary period, however, it is expected that, through the auction process, ARP Shares’ dividend rates would increase, tending to offset this risk.

Trading Market Risk

      ARP Shares will not be listed on an exchange or automated quotation system. Instead, you may buy or sell ARP Shares at an auction by submitting orders to a broker-dealer that has entered into an agreement with the Auction Agent, or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer. Auctions will normally be held every 49 days.

      In addition to the auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in ARP Shares outside of auctions, but may discontinue this activity at any time. There is no assurance that a secondary market will provide holders of ARP Shares with liquidity. We are not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. You may transfer ARP Shares outside of auctions only to or through a Broker-Dealer, or a broker-dealer that has entered into a separate agreement with a Broker-Dealer or to us or any of our affiliates, in certain cases. If you try to sell your ARP Shares between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for the liquidation preference plus accumulated dividends. You may receive less than the price you paid for them, especially when market interest rates have risen since the last auction.

Decline in Net Asset Value Risk

      A material decline in the net asset value of our common stock may impair our ability to maintain required levels of asset coverage.

Investment and Market Risk

      An investment in ARP Shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in ARP Shares represents an indirect investment in the securities owned by us, some of which will be traded on a national securities exchange or in the over-the-counter markets. An investment in ARP Shares is not intended to constitute a complete investment program and should not be viewed as such. The value of the securities in which we invest will affect the value of ARP Shares. Your ARP Shares at any point in time may be worth less than your original investment. We are primarily a long-term investment vehicle and should not be used for short-term trading.

Energy Sector Risk

      Certain risks inherent in investing in MLPs and other Midstream Energy Companies include the following:

      Supply and Demand Risk. A decrease in the production of natural gas, natural gas liquids (“NGLs”), crude oil, coal or other energy commodities or a decrease in the volume of these commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of MLPs and other Midstream Energy Companies. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, increased competition from alternative energy sources or commodity prices. Alternatively, a sustained decline in demand for these commodities could also affect adversely the financial performance of MLPs and other Midstream Energy Companies. Factors which could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, changes in commodity prices, or weather.

      Depletion and Exploration Risk. Many MLPs and other Midstream Energy Companies are either engaged in the production of natural gas, NGLs, crude oil, refined petroleum products or coal, or are engaged in transporting, storing, distributing and processing these items on behalf of shippers. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of MLPs and other Midstream Energy Companies may be affected adversely if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline.

      Regulatory Risk. MLPs and other Midstream Energy Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs and other Midstream Energy Companies.

      Commodity Pricing Risk. The operations and financial performance of MLPs and other Midstream Energy Companies may be directly affected by energy commodity prices, especially those MLPs and other Midstream Energy Companies which own the underlying energy commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of both domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, also may negatively impact the performance of MLPs and other Midstream Energy Companies involved solely in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices also may make it more difficult for MLPs and other Midstream Energy Companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

      Acquisition Risk. The abilities of MLPs to grow and to increase distributions to unitholders can be highly dependent on their ability to make acquisitions that result in an increase in adjusted operating surplus per unit. If MLPs are unable to make accretive acquisitions because they are unable to identify attractive acquisition candidates, negotiate acceptable purchase contracts, raise financing for acquisitions on economically acceptable terms, or they are outbid by competitors, their future growth and ability to raise distributions will be limited. Furthermore, even if MLPs do consummate acquisitions that they believe will be accretive, the acquisitions instead may result in a decrease in adjusted operating surplus per unit. Any acquisition involves risks, including, among other things: mistaken assumptions about revenues and costs, including synergies; the assumption of unknown liabilities; limitations on rights to indemnity from the seller; the diversion of management’s attention from other business concerns; unforeseen difficulties operating in new product or geographic areas; and customer or key employee losses at the acquired businesses.

      Interest Rate Risk. Rising interest rates could impact adversely the financial performance of MLPs and other Midstream Energy Companies by increasing their costs of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner.

      MLP valuations are based on numerous factors, including sector and business fundamentals, management expertise, and expectations of future operating results. However, MLP yields also are susceptible in the short-term to fluctuations in interest rates and, like treasury bonds, the prices of MLP securities typically increase when interest rates fall and decline when interest rates rise.

      Affiliated Party Risk. Certain MLPs depend on their parents or sponsors for a majority of their revenues. Any failure by an MLP’s parents or sponsors to satisfy their payments or obligations would impact the MLP’s revenues and cash flows and ability to make distributions.

      Catastrophe Risk. The operations of MLPs and other Midstream Energy Companies are subject to hazards inherent in transporting, processing, storing, distributing, mining or marketing natural gas, NGLs, crude oil, coal, refined petroleum products or other hydrocarbons, or in exploring, managing or producing these commodities, including: damage to pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction and farm equipment; leaks of natural gas, NGLs, crude oil, refined petroleum products or other hydrocarbons; fires and explosions. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all MLPs and other Midstream Energy Companies are insured fully against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect their operations and financial condition.

      Terrorism/ Market Disruption Risk. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the economy and the securities markets. United States military and related action in Iraq is ongoing and events in the Middle East could have significant adverse effects on the U.S. economy and the stock market. Uncertainty surrounding retaliatory military strikes or a sustained military campaign may affect MLP and other Midstream Energy Company operations in unpredictable ways, including disruptions of fuel supplies and markets. Transmission and distribution facilities could be direct targets, or indirect casualties, of an act of terror. The U.S. government has issued warnings that energy assets, specifically the United States’ pipeline infrastructure, may be the future target of terrorist organizations. In addition, changes in the insurance markets have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs.

      MLP Risks. An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

MLPs and Other Midstream Energy Company Risk

      MLPs and other Midstream Energy Companies also are subject to risks specific to the industry they serve.

      MLPs and other Midstream Energy Companies that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

      MLPs and other Midstream Energy Companies with propane assets are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.

      MLPs and other Midstream Energy Companies with coal assets are subject to supply and demand fluctuations in the markets they serve, which will be impacted by a wide range of factors including, fluctuating commodity prices, the level of their customers’ coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, mining accidents or catastrophic events, health claims and economic conditions, among others.

Tax Risks

      Tax Risk of MLPs. Our ability to meet our investment objective will depend on the level of taxable income and distributions and dividends we receive from the MLP and other Midstream Energy Company securities in which we invest, a factor over which we have no control. The benefit we derive from our investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and the distributions we receive would be taxed entirely as dividend income. Therefore, treatment of an MLP as a corporation for federal income tax purposes could reduce our after-tax return, possibly causing a reduction in the value of our common stock, which may, in turn, have an adverse impact on our ability to meet our asset coverage requirements.

      Deferred Tax Risks of MLPs. As a limited partner in the MLPs in which we invest, we will receive a pro rata share of income, gains, losses and deductions from those MLPs. Historically, a significant portion of income from such MLPs has been offset by tax deductions. We will incur a current tax liability on that portion of an MLP’s income and gains that is not offset by tax deductions and losses. The percentage of an MLP’s income and gains which is offset by tax deductions and losses will fluctuate over time for various reasons. A significant slowdown in acquisition activity by MLPs held in our portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current tax liability to us.

      We will accrue deferred income taxes for our future tax liability associated with that portion of MLP distributions considered to be a tax-deferred return of capital as well as capital appreciation of our investments. Upon our sale of an MLP security, we may be liable for previously deferred taxes. We will rely to some extent on information provided by MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining our net asset value. From time to time we will modify our estimates or assumptions regarding our deferred tax liability as new information becomes available.

Delay in Use of Proceeds

      Although we intend to invest the proceeds of this offering in accordance with our investment objective as soon as practicable, such investments may be delayed if suitable investments are unavailable at the time or if we are unable to secure firm commitments for direct placements. Prior to the time we are fully invested, the proceeds of the offering may temporarily be invested in cash, cash equivalents or other securities. Income we received from these securities would likely be less than returns sought pursuant to our investment objective and policies. See “Use of Proceeds” at page 12.

Equity Securities Risk

      MLP common units and other equity securities may be subject to general movements in the stock market, and a significant drop in the stock market may depress the price of securities to which we have exposure. MLP units and other equity securities prices fluctuate for several reasons, including changes in the financial condition of a particular issuer (generally measured in terms of distributable cash flow in the case of MLPs), investors’ perceptions of MLPs and other Midstream Energy Companies, the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, the prices of MLP units and other Midstream Energy Company equity securities may be sensitive to rising interest rates given their yield-based nature. Also, while not precise, the price of I-Shares and their volatility tend to correlate to the price of common units.

      Certain MLPs and other Midstream Energy Companies in which we may invest may have comparatively smaller capitalizations than other companies. Investing in the securities of smaller MLPs and other Midstream Energy Companies presents some unique investment risks. These MLPs and other Midstream Energy Companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger MLPs and other Midstream Energy Companies and may be more vulnerable to adverse general market or economic developments. Stocks of smaller MLPs and other Midstream Energy Companies may be less liquid than those of larger MLPs and other Midstream Energy Companies and may experience greater price fluctuations than larger MLPs and other Midstream Energy Companies. In addition, small-cap securities may not be widely followed by the investment community, which may result in reduced demand.

Liquidity Risk

      Although common units of MLPs and common stocks of other Midstream Energy Companies trade on the NYSE, American Stock Exchange (“AMEX”), and the NASDAQ Stock Market (“NASDAQ”), they may trade less frequently, particularly those with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. Also, if Kayne Anderson becomes one of the largest investors in our investment sector, it may be more difficult for us to buy and sell significant amounts of securities in the sector without an unfavorable impact on prevailing market prices. Larger purchases or sales of these securities by us in a short period of time may cause abnormal movements in the market price of these securities. As a result, these securities may be difficult to dispose of at a fair price at the times when we believe it is desirable to do so. These securities may be more difficult to value, and Kayne Anderson’s judgment as to value may be given greater weight than market quotations, if any exist. Investment of our capital in securities that are less actively traded or over time experience decreased trading volume may restrict our ability to take advantage of other market opportunities.

      We also may invest in unregistered or otherwise restricted securities. The term “restricted securities” refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act of 1933, as amended (the “Securities Act”), unless an exemption from registration is available. Restricted securities may be more difficult to value and we may have difficulty disposing of these assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, we, where we have contractual rights to do so, may have to cause the security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. We would, in either case, bear the risks of any downward price fluctuation during that period. The difficulties and delays associated with selling restricted securities could make it difficult for us to sell them at a favorable sale price, if at all.

      Our portfolio can include investments in securities issued by private companies, which are subject to additional liquidity risk. These securities may not be registered under the Securities Act for sale by us until the company becomes a public company. Therefore, it may be difficult or impossible for us to sell these securities on favorable terms until the portfolio company becomes a public company, if at all.

Non-Diversification Risk

      We are a non-diversified, closed-end investment company under the 1940 Act and will not be treated as a regulated investment company under the Internal Revenue Code. Accordingly, there are no regulatory requirements under the 1940 Act or the Internal Revenue Code on the minimum number or size of securities we hold.

      Once we are fully invested in accordance with our investment objective, we intend to have invested 50% or more of our total assets in publicly traded securities of MLPs and other Midstream Energy Companies. There currently are fewer than 35 publicly traded MLPs which operate energy assets. We intend to select our investments in publicly traded securities from securities issued by MLPs in this small pool, together with securities issued by newly public MLPs, if any. We also will invest in publicly traded securities issued by other Midstream Energy Companies.

      As we may invest up to 15% of our total assets in any single issuer, a decline in value of the securities of such an issuer could significantly impact the value of our portfolio, reducing the amount of assets serving as asset coverage.

Valuation Risk

      Market prices may not be readily available for subordinated units, direct ownership of general partner interests, restricted or unregistered securities of MLPs or interests in private companies, and the value of these investments will ordinarily be determined based on fair valuations determined by the Board of Directors or its designee pursuant to procedures adopted by the Board of Directors. Restrictions on resale or the absence of a liquid secondary market may adversely affect our ability to determine the net asset value of our common stock. The sale price of securities that are not readily marketable may be lower or higher than our most recent determination of their fair value. Additionally, the value of these securities may require more reliance on the judgment of Kayne Anderson than that required for securities for which there is an active trading market. Due to the possible difficulty in valuing these securities and the absence of an active trading market for these investments, we may not be able to realize these securities’ true value or may have to delay their sale in order to do so. In addition, we will rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in our portfolio and to estimate associated deferred tax liability for purposes of financial statement reporting and determining the net asset value of our common stock. From time to time, we will modify our estimates or assumptions regarding our deferred tax liability as new information becomes available. To the extent we modify our estimates or assumptions, the net asset value of our common stock would likely fluctuate. A material decline in the net asset value of our common stock may impair our ability to maintain required levels of asset coverage. See “Net Asset Value” at page 19 in our SAI.

Portfolio Turnover Risk

      We anticipate that our annual portfolio turnover rate will be approximately 25%, but that rate may vary greatly from year to year. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us. High portfolio turnover may result in our recognition of gains that will increase our tax liability and thereby lower amount of after-tax cash available for the payment of distributions to stockholders. See “Investment Objective and Policies — Investment Practices — Portfolio Turnover” at page 45 and “Tax Matters” at page 65.

Derivatives Risk

      We may purchase and sell derivative investments, such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income and interest rate indices, and other financial instruments and enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps. We also may purchase derivative investments that combine features of these instruments. The use of derivatives has risks, including the imperfect correlation between the value of the derivative instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to use these techniques successfully depends on our ability to predict pertinent market movements, which cannot be assured. Thus, their use may result in losses greater than if we had not used them, may require us to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment or may cause us to hold a security that we might otherwise sell. Additionally, amounts we pay as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to us for investment purposes.

      Depending on whether we would be entitled to receive net payments from the counterparty on a swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could impact negatively the value of our assets. In addition, at the time an interest rate or commodity swap or cap transaction reaches its scheduled termination date, there is a risk that we would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as the expiring transaction. If this occurs, it could have a negative impact on the value of our assets. If we fail to maintain any required asset coverage ratios in connection with any use by us of Leverage Instruments, we may be required to redeem or prepay some or all of the Leverage Instruments. Such redemption or prepayment would likely result in our seeking to terminate early all or a portion of any swap or cap transactions. Early termination of a swap could result in a termination payment by or to us. Early termination of a cap could result in a termination payment to us.

      We intend to segregate liquid assets against or otherwise cover our future obligations under swap or cap transactions, in order to provide that our future commitments for which we have not segregated liquid assets against or otherwise covered, together with any outstanding Leverage Instruments, will not exceed 30% of our total assets. In addition, derivatives transactions and other use of Leverage Instruments by us will be subject to the asset coverage requirements of the 1940 Act, which generally restrict us from engaging in such transactions unless the value of our total assets less liabilities (other than the amount of such Leverage Instruments) is at least 300% of the principal amount of the Leverage Instruments. In other words, the principal amount of these Leverage Instruments may not exceed 33 1/3% of our total assets.

      The use of interest rate and commodity swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on market conditions in general, our use of swaps or caps could enhance or harm the overall performance of our common stock. For example, we may use interest rate swaps and caps in connection with our use of Leverage Instruments. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of our common stock. In addition, if short-term interest rates are lower than our fixed rate of payment on the interest rate swap, the swap will reduce common stock net earnings. Buying interest rate caps could decrease the net earnings of our common stock if the premium paid by us to the counterparty exceeds the additional amount we would have been required to pay had we not entered into the cap agreement.

      Interest rate and commodity swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and commodity swaps is limited to the net amount of interest payments that we are contractually obligated to make. If the counterparty defaults, we would not be able to use the anticipated net receipts under the swap or cap to offset any declines in the value of our portfolio assets being hedged or the increase in our cost of financial leverage. Depending on whether we would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of the market rates at that point in time, such a default could negatively impact the performance of our common stock.

Short Sales Risk

      Short selling involves selling securities which may or may not be owned by the short seller and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the short seller to profit from declines in market prices to the extent the declines exceed the transaction costs and the costs of borrowing the securities, as well as the carrying costs associated with such short sales (e.g., dividends payable on securities sold short). A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

      Our obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. We also will be required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which we borrowed the security regarding payment over of any payments received by us on such security, we may not receive any payments (including interest) on the collateral deposited with such broker-dealer.

Below Investment Grade and Unrated Debt Securities Risk

      Below investment grade debt securities in which we may invest are rated Ba1 or lower by Moody’s Investors Service, Inc., BB+ or lower by Standard & Poor’s, or comparably rated by another rating agency. Below investment grade and unrated debt securities generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following: greater yield and price volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default.

      In addition, the prices of these below investment grade and unrated debt securities are more sensitive to negative developments, such as a decline in the issuer’s revenues, downturns in profitability in the energy industry or a general economic downturn, than are the prices of higher grade securities. Below investment grade and unrated debt securities tend to be less liquid than investment grade securities and the market for below investment grade and unrated debt securities could contract further under adverse market or economic conditions. In such a scenario, it may be more difficult for us to sell these securities in a timely manner or for as high a price as could be realized if they were more widely traded. The market value of below investment grade and unrated debt securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates. In the event of a default by a below investment grade or unrated debt security held in our portfolio in the payment of principal or interest, we may incur additional expense to the extent we are required to seek recovery of such principal or interest.

      For a further description of below investment grade and unrated debt securities and the associated risks, see “Investment Policies” in our SAI. For a description of the ratings categories of certain rating agencies, see Appendix B to our SAI.

Competition Risk

      At the time we completed our initial public offering in September 2004, we were one of the few publicly traded investment companies offering access to a portfolio of MLPs and other Midstream Energy Companies. However, there are now a limited number of other companies, including other publicly traded investment companies and private funds, which may serve as alternatives to us for investment in a portfolio of MLPs and other Midstream Energy Companies. In addition, recent tax law changes have increased, and future tax law changes may again increase, the ability of regulated investment companies or other institutions to invest in MLPs. These competitive conditions may positively impact MLPs in which we invest, but may also adversely impact our ability to make desired investments in the MLP market.

Limited Experience Managing a Public Investment Company

      Kayne Anderson and its senior management have limited experience managing a public investment company. Closed-end investment companies that are registered under the 1940 Act are subject to special restrictions and reporting requirements that do not apply to private funds. Kayne Anderson’s limited experience in managing a portfolio of assets under these constraints may hinder its ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective.

Management Risk; Dependence on Key Personnel of Kayne Anderson

      Our portfolio is subject to management risk because it will be actively managed. Kayne Anderson applies investment techniques and risk analyses in making investment decisions for us, but there can be no guarantee that they will produce the desired results.

      We depend upon Kayne Anderson’s key personnel for our future success and upon their access to certain individuals and investments in the midstream energy industry. In particular, we depend on the diligence, skill and network of business contacts of J.C. Frey, David Fleischer and Kevin S. McCarthy, who evaluate, negotiate, structure, close and monitor our investments. These individuals do not have long-term employment contracts with Kayne Anderson, although they do have equity interests and other financial incentives to remain with Kayne Anderson. For a description of Kayne Anderson, see “Management — Investment Adviser” at page 55. We also depend on the senior management of Kayne Anderson. The departure of any of the professionals named above or the senior management of Kayne Anderson could have a material adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that Kayne Anderson will remain our investment adviser or that we will continue to have access to Kayne Anderson’s industry contacts and deal flow.

Conflicts of Interest of Kayne Anderson

      Conflicts of interest may arise because Kayne Anderson and its affiliates generally will be carrying on substantial investment activities for other clients, in which we will have no interest. Kayne Anderson or its affiliates may have financial incentives to favor certain of these accounts over us. Any of their proprietary accounts and other customer accounts may compete with us for specific trades. Kayne Anderson or its affiliates may buy or sell securities for us which differ from securities bought or sold for other accounts and customers, even though their investment objectives and policies may be similar to ours. Situations may occur when we could be disadvantaged because of the investment activities conducted by Kayne Anderson and its affiliates for their other accounts. These situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for us and the other accounts, thereby limiting the size of our position, or the difficulty of liquidating an investment for us and the other accounts where the market cannot absorb the sale of the combined position.

      Our investment opportunities may be limited by affiliations of Kayne Anderson or its affiliates with MLPs or other Midstream Energy Companies. Additionally, to the extent that Kayne Anderson sources and structures private investments in MLPs, certain employees of Kayne Anderson may become aware of actions planned by MLPs, such as acquisitions, that may not be announced to the public. It is possible that we could be precluded from investing in an MLP about which Kayne Anderson has material non-public information; however, it is Kayne Anderson’s intention to ensure that any material non-public information available to certain Kayne Anderson employees not be shared with those employees responsible for the purchase and sale of publicly traded MLP securities.

      Kayne Anderson manages several private investment funds (“Affiliated Funds”). Some of the Affiliated Funds have similar or overlapping investment objectives. In particular, certain Affiliated Funds invest in MLPs and other Midstream Energy Companies. Further, Kayne Anderson may at some time in the future, manage other investment funds with the same investment objective as ours.

      Kayne Anderson and its affiliates generally will be carrying on substantial investment activities for other clients, including Affiliated Funds, in which we will have no interest. Investment decisions for us are made independently from those of such other clients; however, from time to time, the same investment decision may be made for more than one fund or account. When two or more clients advised by Kayne Anderson or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients equitably on a good faith basis by Kayne Anderson, in its discretion, in accordance with the clients’ various investment objectives and procedures adopted by Kayne Anderson and approved by our Board of Directors. In some cases, this system may adversely affect the price or size of the position we may obtain. In other cases, however, our ability to participate in volume transactions may produce better execution for us.

      Under the 1940 Act, we and our affiliates, including Affiliated Funds, may be precluded from co-investing in private placements of securities. We and Kayne Anderson have applied to the SEC for exemptive relief to permit us to co-invest in Midstream Energy Company private placements with Affiliated Funds. If our application is granted, we may co-invest in these opportunities with Affiliated Funds on the basis of the suitability of and capital available for the investment, subject to certain conditions. We cannot assure you that the requested relief will be granted by the SEC. Unless and until we obtain an exemptive order, Kayne Anderson will not co-invest its other clients’ assets in private transactions in which we invest. However, during this period, we will not invest (and the Affiliated Funds will be able to invest) in private transactions (1) for which Kayne Anderson personnel (other than managers of our portfolio) have engaged in substantive negotiations prior to the initial public offering of our common stock or (2) that relate to the general partner of Plains All American Pipeline, L.P. (in which Affiliated Funds are already invested). Kayne Anderson believes that these allocation arrangements are fair to its clients and comply with its allocation procedures.

      The investment management fee payable to Kayne Anderson is based on the value of our assets, as periodically determined. A significant percentage of our assets may be illiquid securities acquired in private transactions for which market quotations will not be readily available. Although we have adopted valuation procedures designed to determine valuations of illiquid securities in a manner that reflects their fair value, there typically is a range of prices that may be established for each individual security. Under these procedures, senior management of Kayne Anderson, our Board of Directors and its Valuation Committee, and a third-party valuation firm participate in the valuation of our securities. See “Net Asset Value” at page 19 in our SAI.

Certain Affiliations

      We are affiliated with KA Associates, Inc., an NASD member broker-dealer. Absent an exemption from the SEC or other regulatory relief, we are generally precluded from effecting certain principal transactions with affiliated brokers, and our ability to utilize affiliated brokers for agency transactions is subject to restrictions. This could limit our ability to engage in securities transactions and take advantage of market opportunities. In addition, until completion of this offering, we will be precluded from effecting principal transactions with brokers who are members of the syndicate.

Anti-Takeover Provisions

      Our Charter, Bylaws and the Maryland General Corporation Law include provisions that could limit the ability of other entities or persons to acquire control of us, to convert us to open-end status, or to change the composition of our Board of Directors. We also have adopted other measures that may make it difficult for a third party to obtain control of us, including provisions of our Charter classifying our Board of Directors in three classes serving staggered three-year terms, and provisions authorizing our Board of Directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our Charter, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our Charter and Bylaws, could have the effect of discouraging, delaying, deferring or preventing a transaction or a change in control that might otherwise be in the best interests of our stockholders. See “Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws.”

USE OF LEVERAGE

      Currently, we intend to issue ARP Shares in an aggregate amount representing approximately [     %] of our total assets and to issue Kayne Notes in an amount we currently anticipate will represent approximately [     %] of our total assets. We also may leverage through other Borrowings, including the issuance of commercial paper or additional notes. We may employ financial leverage for investment purposes when Kayne Anderson believes that this use of proceeds will enhance our ability to achieve our investment objective. The timing and terms of any leverage transactions will be determined by our Board of Directors. The amount of outstanding financial leverage may vary with prevailing market or economic conditions. Leverage entails special risks. See “Risk Factors — Leverage Risk.” The management fee paid to Kayne Anderson is calculated on the basis of our Managed Assets (which includes the proceeds of any financial leverage), so the fee will be higher when leverage is used, giving Kayne Anderson an incentive to utilize leverage.

FORWARD-LOOKING STATEMENTS

      Certain statements in this prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, those listed under “Risk Factors” in this prospectus and our SAI. In this prospectus, we use words such as “anticipates,” “believes,” “expects,” “intends” and similar expressions to identify forward-looking statements.

      The forward-looking statements contained in this prospectus include statements as to:

•	our operating results;

•	our business prospects;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	our ability to source favorable private investments;

•	the ability of the MLPs and other Midstream Energy Companies in which we invest to achieve their objectives;

•	our expected financings and investments;

•	our use of financial leverage;

•	our tax status;

•	the tax status of the MLPs in which we intend to invest;

•	the adequacy of our cash resources and working capital; and

•	the timing and amount of distributions and dividends from the MLPs and other Midstream Energy Companies in which we intend to invest.

      We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including our annual reports. We acknowledge that, notwithstanding the foregoing statement, the safe harbor for forward-looking statements under the Private Securities Litigation Reform Act of 1995 does not apply to investment companies like us.

RATING AGENCY GUIDELINES

      The Rating Agencies impose asset coverage requirements, which may limit our ability to engage in certain types of transactions and may limit our ability to take certain actions without confirming that such actions will not impair the ratings.

      We may, but are not required to, adopt any modifications to the guidelines that may hereafter be established by any Rating Agency. Failure to adopt any modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any Rating Agency may, at any time, change or withdraw any rating. The Board may, without stockholder approval, modify, alter or repeal certain of the definitions and related provisions which we have adopted pursuant to the Rating Agency Guidelines only in the event we receive written confirmation from the Rating Agency or Agencies that any amendment, alteration or repeal would not impair the ratings then assigned to the ARP Shares.

      We are required to satisfy two separate asset maintenance requirements in respect of the ARP Shares: (1) we must maintain assets in our portfolio that have a value, discounted in accordance with guidelines set forth by each Rating Agency, at least equal to the aggregate liquidation preference of the ARP Shares plus specified liabilities, payment obligations and other amounts; and (2) we must satisfy the 1940 Act ARP Shares Asset Coverage requirements.

ARP Shares Basic Maintenance Amount

      We must maintain, as of each Valuation Date on which ARP Shares are outstanding, Eligible Assets having an aggregate Discounted Value at least equal to the ARP Shares Basic Maintenance Amount, which is calculated separately for each Rating Agency that is then rating the ARP Shares and so requires. If we fail to maintain Eligible Assets having an aggregated Discounted Value at least equal to the ARP Shares Basic Maintenance Amount as of any Valuation Date and such failure is not cured on or before the related Asset Coverage Cure Date, we will be required in certain circumstances to redeem certain of the shares of ARP Shares. See “Description of Series D Auction Rate Preferred Shares.”

      The “ARP Shares Basic Maintenance Amount” as of any Valuation Date currently is defined as the dollar amount equal to:

(1) the sum of (A) the sum of products resulting from multiplying the number of outstanding ARP Shares on such date by $25,000 (plus a redemption premium, if any) per share; (B) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) to and including the first Dividend Payment Date for each outstanding ARP Share that follows such Valuation Date (or to the 30th day after such Valuation Date, if such 30th day occurs before the first following Dividend Payment Date); (C) the amount of anticipated non-interest expenses for the 90 days subsequent to such Valuation Date; (D) the amount of the current outstanding balances of any indebtedness senior to the ARP Shares plus interest actually accrued together with 30 days additional interest on the current outstanding balances calculated at the current rate; and (E) any current liabilities, payable during the 30 days subsequent to such Valuation Date, including, without limitation, indebtedness due within one year and any redemption premium due with respect to preferred stock for which a Notice of Redemption has been given, as of such Valuation Date, to the extent not reflected in any of (1)(A) through (1)(D); less

(2) the sum of any cash plus the value of any of our assets irrevocably deposited by us for the payment of any obligation described in (1)(B) through (1)(E) (“value,” for purposes of this clause (2), means the Discounted Value of the security, except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated at least P-1 by Moody’s, it will be valued at its face value).

      Each Rating Agency may amend the definition of “ARP Shares Basic Maintenance Amount” from time to time.

      The Market Value of our portfolio securities (used in calculating the Discounted Value of Eligible Assets) is calculated using readily available market quotations when appropriate, and in any event, consistent with our Valuation Procedures. For the purpose of calculating the ARP Share Basic Maintenance Amount, portfolio securities are valued in the same manner as we calculate our net asset value. See “Net Asset Value” in our SAI.

      Each Rating Agency’s Discount Factors, the criteria used to determine whether the assets held in our portfolio are Eligible Assets, and the guidelines for determining the Discounted Value of our portfolio holdings for purposes of determining compliance with the ARP Shares Basic Maintenance Amount are based on Rating Agency Guidelines established in connection with rating the ARP Shares. The Discount Factor relating to any asset of the Company, the ARP Shares Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the Discounted Value of our portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the applicable Rating Agency, without our approval, or the approval of our Board of Directors or stockholders.

      A Rating Agency’s Guidelines will apply to ARP Shares only so long as that Rating Agency is rating such shares. We will pay certain fees to Moody’s, Fitch and any Other Rating Agency that may provide a rating for the ARP Shares. The ratings assigned to ARP Shares are not recommendations to buy, sell or hold ARP Shares. Such ratings may be subject to revision or withdrawal by the assigning Rating Agency at any time.

1940 Act ARP Shares Asset Coverage

      We are also required to maintain, with respect to ARP Shares, as of the last Business Day on any month in which any ARP Shares are outstanding, asset coverage of at least 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing shares of a closed-end investment company as a condition of declaring dividends on its common stock). If we fail to maintain the 1940 Act ARP Shares Asset Coverage as of the last Business Day of any month and such failure is not cured as of the last business day of the following month (the “Asset Coverage Cure Date”), we will be required to redeem certain ARP Shares. See “Description of Series D Auction Rate Preferred Shares.”

      We estimate that based on the composition of our portfolio as of December 31, 2004, assuming the issuance of all ARP Shares offered hereby and giving effect to the deduction of underwriting discounts and commissions and estimated offering costs related thereto estimated at $[                    ], the 1940 Act ARP Shares Asset Coverage would be:

Value of our assets less liabilities not representing senior securities Senior securities representing indebtedness plus aggregate liquidation preference of ARP Shares	=	$[ ] $[ ]	=	[ ]%

Notices

      Under the current Rating Agency Guidelines, after the Original Issue Date and in certain other circumstances, we are required to deliver to any Rating Agency which is then rating the ARP Shares (1) a certificate with respect to the calculation of the ARP Shares Basic Maintenance Amount; (2) a certificate with respect to the calculation of the 1940 Act ARP Shares Asset Coverage and the value of our portfolio holdings; and (3) a letter prepared by our independent accountants regarding the accuracy of such calculations.

      Notwithstanding anything herein to the contrary, the Rating Agency Guidelines, as they may be amended from time to time by each Rating Agency will be reflected in a written document and may be amended by each Rating Agency without our vote, consent or approval, and without the approval of our Board of Directors or any holder of preferred stock, including any ARP Shares, or any other stockholder.

      A copy of the current Rating Agency Guidelines will be provided to any holder of ARP Shares promptly upon request made by such holder by writing to us at 1800 Avenue of the Stars, Second Floor Los Angeles, CA 90067.

DESCRIPTION OF SERIES D AUCTION RATE PREFERRED SHARES

      The following is a brief description of the terms of ARP Shares. This description does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Maryland General Corporation Law (“MGCL”) and our Charter, including the Articles Supplementary classifying and designating the Series D Auction Rate Preferred Shares, a form of which is attached as Appendix A to the SAI. Capitalized terms not otherwise defined in the prospectus shall have the same meaning as defined in the Articles Supplementary.

General

      Our Charter authorizes the issuance of up to 10,000 shares of preferred stock, par value $0.001 per share, with preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption as determined by the Board of Directors without the approval of common stockholders. In addition, the Board of Directors, without any action by our stockholders, may amend our charter to increase or decrease the aggregate number of shares of stock or the number of shares of any class or series of stock that we have authority to issue. The Charter currently authorizes the issuance of up to 10,000 ARP Shares. ARP Shares have a liquidation preference of $25,000 per share, plus all accumulated but unpaid dividends (whether or not earned or declared, but without interest) to the date of final distribution. ARP Shares when issued and sold through this offering (1) will be fully paid and non-assessable, (2) will not be convertible into shares of common stock or other stock of the Company, (3) will have no preemptive rights, and (4) will not be subject to any sinking fund. ARP Shares will be subject to optional and mandatory redemption as described below under “— Redemption.”

      Beneficial Owners of ARP Shares will not receive certificates representing their ownership interest in such shares. The Depository Trust Company (“DTC”) will initially act as Securities Depository for the Agent Members with respect to the ARP Shares.

      In addition to serving as the Auction Agent in connection with the Auction Procedures described below, the Auction Agent will act as the transfer agent, registrar, and paying agent for ARP Shares. Furthermore, pursuant to the terms of the Articles Supplementary, at any time the holders of ARP Shares are entitled to elect additional directors under the 1940 Act or because dividends have been in arrears for at least two full years, we are required to notify the Auction Agent. The Auction Agent is required to instruct our directors to call a special meeting of such holders, and once the meeting is called, mail a notice of such special meeting to the holders. See “— Voting Rights” below. However, the Auction Agent generally will serve merely as our agent, acting in accordance with our instructions.

      Except in an auction, we will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any ARP Shares, so long as (1) we are current in the payment of dividends on ARP Shares and on any other of our shares ranking on a parity with ARP Shares with respect to the payment of dividends or upon liquidation, and (2) we are in compliance with the 1940 Act ARP Shares Asset Coverage and we have Eligible Assets with an aggregated Discounted Value at least equal to the ARP Shares Basic Maintenance Amount (as defined above).

Dividends and Dividend Periods

      Holders of ARP Shares will be entitled to receive cash dividends, when, as and if authorized by the Board of Directors and declared by us, out of funds legally available therefor, on the initial Dividend Payment Date with respect to the initial dividend period and, thereafter, on each Dividend Payment Date with respect to a subsequent dividend period (generally a period of 49 days, subject to certain exceptions) at the rate per annum equal to the Applicable Rate for each dividend period. Dividends so declared and payable shall be paid to the extent permitted under Maryland law, to the extent available and in preference to and priority over any distribution declared, payable or set apart for payment on our common stock. Dividends shall be payable from our earnings and profits. Because of our emphasis on investments in MLPs, there is a possibility that earnings and profits would not be sufficient to pay dividends on ARP Shares. In such a case, dividends would be paid from cash flow in excess of earnings and profits and would be treated as return of capital.

      On the Business Day next preceding each Dividend Payment Date, we are required to deposit with the Paying Agent sufficient funds for the payment of dividends. We do not intend to establish any reserves for the payment of dividends.

      All moneys paid to the Paying Agent for the payment of dividends shall be held in trust for the payment of such dividends to each Holder. Each dividend will be paid by the Paying Agent to the Holders as their names appear on our stock ledger or stock records, which Holder(s) is expected to be the nominee of the Securities Depository. The Securities Depository will credit the accounts of the Agent Members of the Beneficial Owners in accordance with the Securities Depository’s normal procedures. The Securities Depository’s current procedures provide for it to distribute dividends in same-day funds to Agent Members who are in turn expected to distribute such dividends to the persons for whom they are acting as agents. The Agent Member of a Beneficial Owner will be responsible for holding or disbursing such payments on the applicable Dividend Payment Date to such Beneficial Owner in accordance with the instructions of such Beneficial Owner.

      Dividends in arrears for any past dividend period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holder(s) as its name appears on our stock ledger or stock records on such date, not exceeding fifteen (15) days preceding the payment date thereof, as may be fixed by the Board of Directors. No interest will be payable in respect of any dividend payment or payments which may be in arrears. See “— Default Period” below. Any dividend payment shall first be credited against the earliest accumulated but unpaid dividends.

      The amount of dividends per share payable (if declared) on each Dividend Payment Date of each dividend period (or in respect of dividends on another date in connection with a redemption during such dividend period) shall be computed by multiplying the Applicable Rate (or the Default Rate) for such dividend period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such dividend period (or portion thereof) that such share was outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 360, multiplying the amount so obtained by $25,000 per share, and rounding the amount so obtained to the nearest cent.

      Determination of Dividend Rate. The dividend rate for the initial dividend period (i.e., the period from and including the Original Issue Date to and including the initial Auction Date) and the initial Auction Date are set forth on the cover page of the prospectus. For each subsequent dividend period, subject to certain exceptions, the dividend rate will be the Applicable Rate that the Auction Agent advises us has resulted from an auction. See “The Auctions.”

      The initial dividend period for ARP Shares shall be 49 days. Dividend periods after the initial dividend period shall either be Standard Dividend Periods or, subject to certain conditions and with notice to Holders, Special Dividend Periods.

      A Special Dividend Period will not be effective unless, among other things, Sufficient Clearing Bids exist at the auction in respect of such Special Dividend Period (that is, in general, the number of shares subject to Buy Orders by Potential Holders is at least equal to the number of shares subject to Sell Orders by Existing Holders).

      Dividends will accumulate at the Applicable Rate from the Original Issue Date and shall be payable on each subsequent Dividend Payment Date. For dividend periods of less than 30 days, Dividend Payment Dates shall occur on the first Business Day following the last day of such dividend period and, if greater than 30 days, then on a monthly basis on the first Business Day of each month within such dividend period and on the Business Day following the last day of such dividend period. Dividends will be paid through [                    ] on each Dividend Payment Date.

      Except during a Default Period as described below, the Applicable Rate resulting from an auction will not be greater than the Maximum Rate, which is equal to the applicable percentage of the Reference Rate, subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers. The applicable percentage will be determined based on the lower of the credit ratings assigned on that date to ARP Shares by Moody’s and Fitch, as follows:

Moody’s Credit	Fitch Credit	Percentage of
Ratings	Ratings	Reference Rate

Aa3 or above	AA- or above	200%
A3 to A1	A- to A+	250%
Baa3 to Baa1	BBB- to BBB+	275%
Below Baa3	Below BBB-	300%

      The “Reference Rate” is the greater of (1) the applicable AA Composite Commercial Paper Rate (for a dividend period of fewer than 184 days) or the applicable Treasury Index Rate (for a dividend period of 184 days or more), or (2) the applicable LIBOR. For Standard Dividend Periods or less only, the Applicable Rate resulting from an auction will not be less than the Minimum Rate, which is 70% of the applicable AA Composite Commercial Paper Rate. No Minimum Rate is specified for auctions with respect to dividend periods of more than the Standard Dividend Period.

      The Maximum Rate for ARP Shares will apply automatically following an auction for such shares in which Sufficient Clearing Bids have not been made (other than because all outstanding ARP Shares were subject to Submitted Hold Orders). If an auction for any dividend period is not held for any reason, including because there is no Auction Agent or Broker-Dealer, then the Applicable Rate on ARP Shares for any such dividend period shall be the Maximum Rate (except for circumstances in which the Dividend Rate is the Default Rate, as described below).

      The All Hold Rate will apply automatically following an auction in which all of the outstanding ARP Shares are subject to (or are deemed to be subject to) Submitted Hold Orders. The All Hold Rate is 80% of the applicable AA Composite Commercial Paper Rate.

      Prior to each auction, Broker-Dealers will notify Holders of the term of the next succeeding dividend period as soon as practicable after the Broker-Dealers have been so advised by us. After each auction, on the Auction Date, Broker-Dealers will notify Holders of the Applicable Rate for the next succeeding dividend period and of the Auction Date of the next succeeding auction.

      Designation of Dividend Period. We will designate the duration of dividend periods of ARP Shares; provided, however, that no such designation is necessary for a Standard Dividend Period and that any designation of a Special Dividend Period shall be effective only if (1) notice has been given as provided herein, (2) any failure to pay in the timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, ARP Shares shall have been cured as set forth under “— Default Period,” (3) Sufficient Clearing Bids shall have existed in an auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period, (4) if we shall have mailed a notice of redemption with respect to any shares, as described under “— Redemption” below, the Redemption Price with respect to such shares shall have been deposited with the Paying Agent, and (5) in the case of the designation of a Special Dividend Period, we have confirmed that, as of the Auction Date next preceding the first day of such Special Dividend Period, we have Eligible Assets with an aggregate Discounted Value at least equal to the ARP Shares Basic Maintenance Amount and have consulted with the Broker-Dealers and have provided notice and a ARP Shares Basic Maintenance Report to each Rating Agency which is then rating the ARP Shares and so requires.

      Designation of a Special Dividend Period. If we propose to designate any Special Dividend Period, not fewer than seven (or two Business Days in the event the duration of the dividend period prior to such Special Dividend Period is fewer than eight days) nor more than thirty (30) Business Days prior to the first day of such Special Dividend Period, notice shall be (1) made by press release and (2) communicated by us by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice shall state (A) that we propose to exercise our option to designate a succeeding Special Dividend Period, specifying the first and last days thereof and (B) that we will, by 3:00 p.m. New York City time, on the second Business Day next preceding the first day of such Special Dividend Period, notify the Auction

Agent, who will promptly notify the Broker-Dealers, of either (x) our determination, subject to certain conditions, to proceed with such Special Dividend Period, subject to the terms of any Specific Redemption Provisions, or (y) our determination not to proceed with such Special Dividend Period, in which latter event the succeeding dividend period shall be a Standard Dividend Period.

      No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Dividend Period, we shall deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

(1) a notice stating (A) that we have determined to designate the next succeeding dividend period as a Special Dividend Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions; or

(2) a notice stating that we have determined not to exercise our option to designate a Special Dividend Period.

      If we fail to deliver either such notice with respect to any designation of a proposed Special Dividend Period to the Auction Agent or are unable to make the confirmation regarding Eligible Assets described above by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Dividend Period, we shall be deemed to have delivered a notice to the Auction Agent with respect to such dividend period to the effect set forth in clause (2) above, thereby resulting in a Standard Dividend Period.

      Default Period. Subject to cure provisions, a “Default Period” with respect to the ARP Shares will commence on any date we fail to deposit irrevocably in trust in same-day funds, with the Paying Agent by [3:00 p.m.], New York City time, (A) the full amount of any declared dividend payable on the Dividend Payment Date (a “Dividend Default”) or (B) the full amount of any redemption price (the “Redemption Price”) payable on the date fixed for redemption (the “Redemption Date”) (a “Redemption Default”, and together with a Dividend Default, hereinafter referred to as “Default”).

      Subject to cure provisions, a Default Period with respect to a Dividend Default or a Redemption Default shall end on the Business Day on which, by [3:00 p.m.], New York City time, we have deposited irrevocably in trust in same-day funds with the Paying Agent all unpaid dividends and any unpaid Redemption Price. In the case of a Dividend Default, the Applicable Rate for each dividend period commencing during a Default Period will be equal to the Default Rate, and each subsequent dividend period commencing after the beginning of a Default Period shall be a Standard Dividend Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new dividend period.

      No auction shall be held during a Default Period. No Default Period with respect to a Dividend Default or Redemption Default shall be deemed to commence if the amount of any dividend or any Redemption Price due (if such default is not solely due to our willful failure) is deposited irrevocably in trust, in same-day funds with the Paying Agent by [3:00 p.m.], New York City time within three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360. The Default Rate shall be equal to the Reference Rate multiplied by three (3).

Restrictions On Dividend, Redemption And Other Payments

      Under the 1940 Act, we may not (1) declare any dividend with respect to preferred stock, including ARP Shares, if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to Kayne Notes (or any other Borrowings) that are senior securities representing indebtedness (as defined in the 1940 Act), would be less than 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring dividends on its preferred stock) or (2) declare any other distribution on preferred stock, including ARP Shares, or purchase or redeem preferred stock if at the time of the declaration (and after giving effect thereto), asset coverage with respect to Kayne Notes (or any other such Borrowings) that are senior securities representing indebtedness would be less than 300% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its shares of capital stock).

      “Senior securities representing indebtedness” generally means any bond, debenture, note or similar obligation or instrument constituting a security (other than stock) and evidencing indebtedness and includes our obligations under our Kayne Notes. For purposes of determining asset coverage for senior securities representing indebtedness in connection with the payment of dividends or other distributions on or purchases or redemptions of stock, the term “senior security” does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed. The term “senior security” also does not include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of our total assets at the time the loan is made; a loan is presumed under the 1940 Act to be for temporary purposes if it is repaid within 60 days and is not extended or renewed; otherwise it is presumed not to be for temporary purposes. For purposes of determining whether the 200% and 300% asset coverage requirements described above apply in connection with dividends or distributions on, or purchases or redemptions of, ARP Shares, such asset coverages may be calculated on the basis of values determined as of a time within 48 hours (not including Sundays or holidays) next preceding the time of the applicable determination.

      In addition, a declaration of a dividend or other distribution on, or repurchase or redemption of, ARP Shares may be prohibited (1) at any time that an event of default under Kayne Notes (or any other Borrowings) has occurred and is continuing; (2) if, after giving effect to such declaration, we would not have eligible portfolio holdings with an aggregated discounted value at least equal to any asset coverage requirements associated with Kayne Notes (or Borrowings); or (3) we have not redeemed the full amount of Kayne Notes (or any other Borrowings), required to be redeemed by any provision for mandatory redemption.

      Upon failure to pay dividends for two years or more, the holders of ARP Shares will acquire certain additional voting rights. See “— Voting Rights” below. Such rights shall be the exclusive remedy of the Holders of ARP Shares upon any failure to pay dividends on ARP Shares.

      For so long as any ARP Shares are outstanding, except as contemplated by the Articles Supplementary, we will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, common stock or other shares of stock, if any, ranking junior to ARP Shares as to dividends or upon liquidation) with respect to common stock or any other of our shares ranking junior to or on a parity with ARP Shares as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any common stock or any other such junior shares (except by conversion into or exchange for shares of the Company ranking junior to ARP Shares as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of the Company ranking junior to or on a parity with ARP Shares as to dividends and upon liquidation), unless (1) there is no event of default under the Kayne Notes (or any other Borrowings) that is continuing; (2) immediately after such transaction, we would have Eligible Assets with an aggregate Discounted Value at least equal to the ARP Shares Basic Maintenance Amount and we would maintain the 1940 Act ARP Shares Asset Coverage (see “Rating Agency Guidelines”); (3) immediately after the transaction, we would have eligible portfolio holdings with an aggregated discounted value at least equal to the asset coverage requirements, if any, under the Kayne Notes (or any other Borrowings), (4) full cumulative dividends on ARP Shares due on or prior to the date of the transaction have been declared and paid; and (5) we have redeemed the full number of ARP Shares required to be redeemed by any provision for mandatory redemption contained in the Articles Supplementary (see “— Redemption”).

Redemption

      Optional Redemption. To the extent permitted under the 1940 Act and Maryland law, we may redeem ARP Shares having a dividend period of one year or less, in whole or in part, out of funds legally available therefor, on the Dividend Payment Date upon not less than 15 calendar days’, and not more than 40 calendar days’, prior notice to the Auction Agent. This optional redemption is not available during the initial dividend period or during other limited circumstances. The optional redemption price per share shall be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. ARP Shares having a dividend period of more than one year are redeemable at our option, in whole or in part, out of funds legally available therefor, prior to the end of the relevant dividend period, upon not less than 15 calendar days’, and not more than 40 calendar days’, prior notice to the Auction Agent, subject to any Specific Redemption Provisions, which may include the payment of a redemption premium in the sole discretion of the Board of Directors. We shall not effect any optional redemption unless after giving effect thereto (1) we have available on the date fixed for redemption Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of ARP Shares by reason of the redemption of ARP Shares, and (2) we would have Eligible Assets with an aggregate Discounted Value at least equal to the ARP Shares Basic Maintenance Amount.

      We also reserve the right to repurchase ARP Shares in market or other transactions from time to time in accordance with applicable law and at a price that may be more or less than the liquidation preference of ARP Shares, but are under no obligation to do so.

      Mandatory Redemption. If we fail to maintain Eligible Assets with an aggregate Discounted Value at least equal to the ARP Shares Basic Maintenance Amount as of any Valuation Date or fail to satisfy the 1940 Act ARP Shares Asset Coverage as of the last Business Day of any month, and that failure is not cured within ten Business Days following the Valuation Date in the case of a failure to maintain the ARP Shares Basic Maintenance Amount or on the last Business Day of the following month in the case of a failure to maintain the 1940 Act ARP Shares Asset Coverage (each an “Asset Coverage Cure Date”), the ARP Shares will be subject to mandatory redemption out of funds legally available therefor. See “Rating Agency Guidelines.”

      The number of ARP Shares to be redeemed in such circumstances will be equal to the lesser of (1) the minimum number of ARP Shares the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in our having sufficient Eligible Assets to restore the ARP Shares Basic Maintenance Amount or sufficient to satisfy the 1940 Act ARP Shares Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, we will redeem all ARP Shares then outstanding), and (2) the maximum number of ARP Shares that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date (as defined below) at the Mandatory Redemption Price (as defined below).

      We shall allocate the number of shares required to be redeemed to satisfy the ARP Shares Basic Maintenance Amount or the 1940 Act ARP Shares Asset Coverage, as the case may be, pro rata among the Holders of ARP Shares in proportion to the number of shares they hold, by lot or by such other method as we deem fair and equitable, subject to any mandatory redemption provisions.

      We are required to effect a mandatory redemption not later than 40 days after the Asset Coverage Cure Date (the “Mandatory Redemption Date”), except that if we do not have funds legally available for the redemption of, or we are not otherwise legally permitted to redeem, all of the required number of ARP Shares that are subject to mandatory redemption, or we otherwise are unable to effect the redemption on or prior to any Mandatory Redemption Date, we will redeem those ARP Shares on the earliest practicable date on which we will have funds available, upon notice to record owners of shares of ARP Shares and the Paying Agent. Our ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or Maryland law.

      The redemption price per share in the event of any mandatory redemption will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption, plus (in the case of a dividend period of more than one year only) a redemption premium, if any, determined by the Board of Directors in its sole discretion after consultation with the

Broker-Dealers and set forth in any applicable Specific Redemption Provisions (the “Mandatory Redemption Price”).

      Redemption Procedure. Pursuant to Rule 23c-2 under the 1940 Act, we will file with the SEC a notice of our intention to redeem ARP Shares in order to provide at least the minimum notice required by the rule or any successor provision (notice currently must be filed with the SEC generally at least 30 days prior to the redemption date). We will deliver a notice of redemption to the Auction Agent containing the information described below one Business Day prior to the giving of notice to Holders in the case of an optional redemption and on or prior to the 30th day preceding the Mandatory Redemption Date in the case of a mandatory redemption. The Auction Agent will use its reasonable efforts to provide notice to each Holder of ARP Shares called for redemption by electronic means not later than the close of business on the Business Day immediately following the day on which the Auction Agent determines the shares to be redeemed (or, during a Default Period with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives notice of redemption from us). Such notice will be confirmed promptly by the Auction Agent in writing not later than the close of business on the third Business Day preceding the redemption date by providing a notice to each Holder of shares of ARP Shares called for redemption, the Paying Agent (if different from the Auction Agent) and the Securities Depository (“Notice of Redemption”). Notice of Redemption will be addressed to the registered owners of ARP Shares at their addresses appearing on our share records. Such notice will set forth (1) the redemption date, (2) the number and identity of ARP Shares to be redeemed, (3) the redemption price (specifying the amount of accumulated dividends to be included therein and the amount of the redemption premium, if any), (4) that dividends on the shares to be redeemed will cease to accumulate on the redemption date, and (5) the provision under which redemption shall be made. No defect in the Notice of Redemption or in the transmittal or mailing will affect the validity of the redemption proceedings, except as required by applicable law.

      If fewer than all of the shares of ARP Shares are redeemed on any date, we will select the number of shares to be redeemed on that date on a pro rata basis in proportion to the number of shares held by such Holder, by lot or by such other method as we determine to be fair and equitable, subject to the terms of any Specific Redemption Provisions. ARP Shares may be subject to mandatory redemption notwithstanding the terms of any Specific Redemption Provisions. The Auction Agent will give notice to the Securities Depository, whose nominee will be the record holder of all ARP Shares, and the Securities Depository will determine the number of shares to be redeemed from the account of the Agent Member of each Beneficial Owner. Each Agent Member will determine the number of shares to be redeemed from the account of each Beneficial Owner for which it acts as agent. An Agent Member may select for redemption shares from the accounts of some Beneficial Owners without selecting for redemption any shares from the accounts of other Beneficial Owners. In this case, in selecting the ARP Shares to be redeemed, the Agent Member will select by lot or by other fair and equitable method. Notwithstanding the foregoing, if neither the Securities Depository nor its nominee is the record Holder of all of the shares, we will select the particular shares to be redeemed by lot, on a pro rata basis or by such other method as we shall deem fair and equitable, as contemplated above.

      If Notice of Redemption has been given, then upon the deposit of funds sufficient to effect the redemption, dividends on the shares will cease to accumulate and such shares will be no longer deemed to be outstanding for any purpose and all rights of the Holders of the shares so called for redemption will cease and terminate, except the right of the Holders of the shares to receive the redemption price, but without any interest or additional amount. The redemption price will be paid by the Paying Agent to the nominee of the Securities Depository. We will be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (1) the aggregate redemption price of ARP Shares called for redemption on such date and (2) such other amounts, if any, to which Holders of ARP Shares called for redemption may be entitled. We will be entitled to receive, from time to time, from the Paying Agent the interest, if any, earned on the funds deposited with the Paying Agent and the holders of shares so redeemed will have no claim to any such interest. Any funds so deposited that are unclaimed two years after such redemption date will be paid, to the extent permitted by law, by the Paying Agent to us upon our request. Subsequent to such payment, Holders of ARP Shares called for redemption may look only to us for payment.

      So long as any ARP Shares are held of record by the nominee of the Securities Depository, the redemption price for the shares will be paid on the redemption date to the nominee of the Securities Depository. The Securities Depository’s normal procedures provide for it to distribute the amount of the redemption price to Agent Members who, in turn, are expected to distribute those funds to the persons for whom they are acting as agent.

      Notwithstanding the provisions for redemption described above, no ARP Shares may be redeemed unless all dividends in arrears on the outstanding ARP Shares, and all of our shares ranking on a parity with ARP Shares with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment, except in connection with our liquidation in which case all ARP Shares and all shares ranking in parity with the ARP Shares must receive proportionate amounts and that the foregoing shall not prevent the purchase or acquisition of all the outstanding ARP Shares pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding ARP Shares.

      Except for the provisions described above, nothing contained in the Articles Supplementary limits any legal right of ours to purchase or otherwise acquire any ARP Shares outside of an auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any purchase, there is no arrearage in the payment of dividends on, or the mandatory or optional redemption price with respect to, any ARP Shares for which Notice of Redemption has been given and we are in compliance with the 1940 Act ARP Shares Asset Coverage and has Eligible Assets with an aggregate Discounted Value at least equal to the ARP Shares Basic Maintenance Amount after giving effect to the purchase or acquisition on the date thereof. Any shares which are purchased, redeemed or otherwise acquired by us shall be returned to the status of authorized but unissued shares of Preferred Stock without designation as to series. If fewer than all the outstanding ARP Shares are redeemed or otherwise acquired by us, we shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Directors.

Liquidation Rights

      In the event of our liquidation, dissolution or winding up of our the affairs, whether voluntary or involuntary, the holders of ARP Shares then outstanding and any other shares ranking on a parity with the ARP Shares then outstanding, in preference to the holders of common stock, will be entitled to payment out of our assets, or the proceeds thereof, available for distribution to stockholders after satisfaction of claims of our creditors, including the holders of any outstanding Kayne Notes, of a liquidation preference in the amount equal to $25,000 per share of the ARP Shares, plus an amount equal to accumulated dividends (whether or not earned or declared but without interest) to the date that payment of such preference is made in full or a sum sufficient for the payment thereof is set apart with the Paying Agent. However, Holders of ARP Shares will not be entitled to any premium to which such Holder might be entitled to receive upon certain redemptions of ARP Shares. After payment of the full amount of a liquidating distribution, the Holders of the ARP Shares will not be entitled to any further right or claim to our remaining assets.

      If, upon any such liquidation, dissolution or winding up of our affairs, whether voluntary or involuntary, our assets available for distribution among the holders of all outstanding preferred stock, including ARP Shares, shall be insufficient to permit the payment in full to such holders of the amounts to which they are entitled, then available assets shall be distributed among the holders of all outstanding preferred stock, including ARP Shares, ratably in that distribution of assets according to the respective amounts which would be payable on all such shares if all amounts thereon were paid in full. Upon our dissolution, liquidation or winding up of our affairs, whether voluntary or involuntary, until payment in full is made to the Holders of ARP Shares of the liquidating distribution to which they are entitled, (1) no dividend or other distribution shall be made to the holders of common stock or any other class of our stock ranking junior to ARP Shares upon our dissolution, liquidation or winding up, and (2) no purchase, redemption or other acquisition for any consideration by us shall be made in respect of common stock or any other class of our stock ranking junior to ARP Shares upon our dissolution, liquidation or winding up.

      Our consolidation, reorganization or merger with or into any trust or company, or a sale, lease or exchange of all or substantially all of our assets in consideration for the issuance of equity securities of another company, shall not be deemed to be a liquidation, dissolution or winding up for the purposes of the provisions of the Articles Supplementary governing liquidation rights.

      In determining whether a distribution (other than upon voluntary or involuntary liquidation), by dividend, redemption or otherwise, is permitted under Maryland law, amounts that would be needed, if we were to be dissolved at the time of the distribution, to satisfy the liquidation preference of the ARP Shares will not be added to our total liabilities.

Voting Rights

      Except as otherwise indicated in the Charter or Bylaws, or as otherwise required by applicable law, holders of ARP Shares have one vote per share held on each matter submitted to a vote of our stockholders and vote together with holders of common stock and other preferred stockholders, if any, as a single class. Under applicable rules of the NYSE, we are currently required to hold annual meetings of stockholders.

      In connection with the election of the Board of Directors, the holders of outstanding preferred stock, including ARP Shares, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of stock, to elect two directors. The holders of outstanding common stock and preferred stock, including ARP Shares, voting together as a single class, shall elect the balance of the directors. Notwithstanding the foregoing, if (a) at the close of business on any Dividend Payment Date, accumulated dividends (whether or not earned or declared) on the preferred stock, including ARP Shares, equal to at least two full years’ dividends shall be due and unpaid; or (b) at any time holders of any preferred stock, including ARP Shares, are entitled under the 1940 Act to elect a majority of the directors of the Company, then the number of directors constituting the Board shall automatically increase by the smallest number that, when added to the two directors elected exclusively by the holders of preferred stock, including ARP Shares, as described above, would constitute a majority of the Board as so increased by such smallest number; and at a special meeting of stockholders which will be called and held as soon as practicable, and at all subsequent meetings at which directors are to be elected, the holders of preferred stock, including ARP Shares, voting as a separate class, will be entitled to elect the smallest number of additional directors that, together with the two directors which such holders will be in any event entitled to elect, constitutes a majority of the total number of directors as so increased. The terms of office of the persons who are directors at the time of that election will continue. If we thereafter shall pay, or declare and set apart for payment, in full all dividends payable on all outstanding preferred stock, including ARP Shares, for all past dividend periods, or the Voting Period is otherwise terminated, the voting rights stated in the above sentence shall cease, and the terms of office of all of the additional directors elected by the holders of preferred stock, including ARP Shares (but not of the directors with respect to whose election the holders of common stock were entitled to vote or the two directors the holders of preferred stock, including ARP Shares, have the right to elect in any event), will terminate automatically. Any ARP Shares issued after the date hereof shall vote with ARP Shares as a single class on the matters described above, and the issuance of any other ARP Shares by the Company may reduce the voting power of each ARP Share.

      The affirmative vote of the holders of a majority of the outstanding preferred stock, including ARP Shares, determined with reference to a “majority of outstanding voting securities” as the term is defined in Section 2(a)(42) of the 1940 Act, voting as a separate class, is required to:

(1) amend, alter or repeal any of the preferences, rights or powers of such class so as to affect materially and adversely such preferences, rights or powers;

(2) create, authorize or issue stock of any class ranking senior to or in parity with the preferred stock with respect to the payment of dividends or the distribution of assets, or any securities convertible into, or warrants, options or similar rights to purchase, acquire or receive, such shares ranking senior to or in parity with the preferred stock or reclassify authorized shares of stock into any stock senior to or on parity with the preferred stock (except that the Board of Directors, subject to various exceptions, without the vote or consent of the holders of preferred stock, may from time to time authorize, create and classify, and we may from time to time issue shares or series of preferred stock, including other series of ARP Shares, ranking in parity with ARP Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of our affairs, and may authorize, reclassify and/or issue any additional shares of ARP Shares, including shares previously purchased or redeemed by us, subject to our continuing compliance with 1940 Act ARP Shares Asset Coverage and ARP Shares Basic Maintenance Amount requirements);

(3) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against us, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) or a substantial part of our property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing our inability to pay our debts generally as they become due or take any corporate action in furtherance of any such action;

(4) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of our assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to the ARP Shares, or arising in connection with any futures contracts or options thereon, interest rate swap or cap transactions, forward rate transactions, put or call options, or other similar transactions, (D) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause (5) below and (E) liens to secure payment for services rendered including, without limitation, services rendered by our custodian and the Auction Agent; or

(5) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, except we may borrow and issue senior securities as may be permitted by our investment restrictions; provided, however, that transfers of assets by us subject to an obligation to repurchase shall not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction we have Eligible Assets with an aggregate Discounted Value at least equal to the ARP Shares Basic Maintenance Amount as of the immediately preceding Valuation Date.

      The affirmative vote of the holders of a majority of the outstanding preferred stock, including ARP Shares, voting as a separate class, determined with reference to a “majority of outstanding voting securities” as that term is defined in Section 2(a)(42) of the 1940 Act, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of our security holders under Section 13(a) of the 1940 Act. In addition, the affirmative vote of the holders of a majority of the outstanding shares of any series of preferred stock, including the ARP Shares, voting separately from any other series, shall be required to approve any matter that materially and adversely affects the rights, preferences, or powers of such series in a manner different from that of other series or classes of our shares of stock. For purposes of the foregoing, no matter shall be deemed to adversely affect any right, preference or power unless such matter (1) alters or abolishes any preferential right of such series; (2) creates, alters or abolishes any right in respect of redemption of such series; or (3) creates or alters (other than to abolish) any restriction on transfer applicable to such series. The vote of holders of any shares described in the immediately preceding sentence will in each case be in addition to a separate vote of the requisite percentage of common stock and/or preferred stock, if any, necessary to authorize the matter presented to the stockholders.

      The foregoing voting provisions will not apply with respect to ARP Shares if, at or prior to the time when a vote is required, such shares have been (1) redeemed or (2) called for redemption, and sufficient funds shall have been deposited in trust to effect such redemption.

      The Board of Directors, without the vote or consent of any holder of preferred stock, including ARP Shares, or any other stockholder, may from time to time modify, alter or repeal any or all of any definitions set forth in the Rating Agency Guidelines (and the terms of the ARP Shares relating thereto) or covenants and other obligations or confirm the applicability of covenants and other obligations set forth in the Rating Agency Guidelines in connection with obtaining or maintaining the rating of any Rating Agency that is then rating the ARP Shares and any such modification, alteration or repeal will not be deemed to affect the preferences, rights or powers of ARP Shares or the holders thereof, provided the Board of Directors receives written confirmation from such Rating Agency (such confirmation in no event being required to be obtained from a particular Rating Agency with respect to definitions or other provisions relevant only to another Rating Agency’s rating) that any such modification, alteration or repeal would not adversely affect the rating then assigned by such Rating Agency.

      Also, subject to compliance with applicable law, the Board of Directors may modify the definition of Maximum Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Rate shown therein without the vote or consent of the holders of the preferred stock, including ARP Shares, or any other stockholder, and without receiving any confirmation from any Rating Agency after consultation with the Broker-Dealers, provided that immediately following any such increase we would be in compliance with the ARP Shares Basic Maintenance Amount.

      Unless otherwise required by law, holders of ARP Shares shall not have any relative rights or preferences or other special rights other than those specifically set forth in the Articles Supplementary. The holders of ARP Shares shall have no rights to cumulative voting. In the event that we fail to pay any dividends on ARP Shares, the exclusive remedy of the holders shall be the right to vote for directors as discussed above.

THE AUCTIONS

General

      Articles Supplementary. The Articles Supplementary provide that, except as otherwise described herein, the Applicable Rate for the shares of each series of ARP Shares, for each dividend period of shares of such series after the initial dividend period thereof, shall be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of such Subsequent Dividend Period (an “Auction Date”) from implementation of the auction procedures (the “Auction Procedures”), in which persons hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell shares of such series. Each periodic implementation of the Auction Procedures is referred to as an auction. Below is a brief description of the Auction Procedures. This description does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Articles Supplementary, a form of which is attached as Appendix A to the SAI.

      Auction Agency Agreement. We have entered into an auction Agency Agreement (the “Auction Agency Agreement”) with the Auction Agent (currently, The Bank of New York) which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for ARP Shares so long as the Applicable Rate for shares is to be based on the results of an auction.

      The Auction Agent may terminate the Auction Agency Agreement upon notice to us on a date no earlier than 60 days after the notice or upon notice to us on a date specified by the Auction Agent if we fail to pay the amounts due to the Auction Agent within 30 days of invoice. If the Auction Agent should resign, we will use our best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. We may remove the Auction Agent provided that prior to such removal we have entered into such an agreement with a successor Auction Agent.

      Broker-Dealer Agreements. Each auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the “Broker-Dealer Agreements”) with several Broker-Dealers we selected, which provide for the participation of those Broker-Dealers in auctions for ARP Shares.

      After each auction for ARP Shares, the Auction Agent will pay to each Broker-Dealer, from funds provided by us, a service charge in the amount equal to: (i) in the case of any auction immediately preceding a dividend period of less than one year, the product of (A) a fraction the numerator of which is the number of days in the dividend period (calculated by counting the first day of such dividend period but excluding the last day thereof) and the denominator of which is 360, times (B) 1/4 of 1%, times (C) $25,000, times (D) the sum of the aggregate number of ARP Shares placed by such Broker-Dealer, or (ii) the amount mutually agreed upon by us and the Broker-Dealers in the case of any auction immediately preceding a dividend period of one year or longer. For purposes of the preceding sentence, ARP Shares will be placed by a Broker-Dealer if such shares were (a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (1) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the auction or (2) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the auction or (3) a valid Hold Order.

      We may request that the Auction Agent terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

      The Broker-Dealer Agreements each provide that a Broker-Dealer may submit Orders in auctions for its own account. Any Broker-Dealer submitting an Order for its own account in any auction could have an advantage over other Potential Holders in that it would have knowledge of other Orders placed through it in that auction. A Broker Dealer would not, however, have knowledge of Orders submitted by other Broker-Dealers, if any. As a result of bidding by a Broker-Dealer in an auction, the auction rate may be higher or lower than the rate that would have prevailed had the Broker-Dealer not bid. A Broker-Dealer may also bid in an auction in order to prevent what would otherwise be (a) a failed auction, (b) an “all-hold” auction, or (c) the implementation of an auction rate that the Broker-Dealer believes, in its sole judgment, does not reflect the market for such securities at the time of the auction. A Broker-Dealer may also encourage additional or revised investor bidding in order to prevent an “all-hold” auction. In the Broker-Dealer Agreements, each Broker-Dealer agrees to handle customers’ orders in accordance with its duties under applicable securities laws and rules.

      According to published news reports, the SEC has requested information from a number of broker-dealers regarding certain of their practices in connection with auction rate securities, such as the practices described in the preceding paragraph. The underwriters of this offering have advised us that each of them, as a participant in the auction rate securities markets, has received a letter from the SEC requesting that it voluntarily conduct an investigation regarding certain of its practices and procedures in connection with those markets. The underwriters have informed us that they are cooperating with the SEC in providing the requested information. No assurance can be given as to whether the results of this process will affect the market for ARP Shares or the auctions therefor.

Auction Procedures

      Prior to the Submission Deadline on each Auction Date for ARP Shares, each customer of a Broker-Dealer listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares (a “Beneficial Owner”) may submit orders (“Orders”) with respect to shares to that Broker-Dealer as follows:

•	Hold Order — indicating the Beneficial Owner’s desire to hold shares without regard to the Applicable Rate for shares for the next dividend period.

•	Bid to Sell — indicating the Beneficial Owner’s desire to sell the number of outstanding ARP Shares, if any, held by such Beneficial Owner if the Applicable Rate for ARP Shares of a series for the next succeeding dividend period of ARP Shares shall be less than the rate per annum specified by such Beneficial Owner (also known as a hold at rate order).

•	Bid to Purchase — a current Beneficial Owner or a Potential Beneficial Owner may submit bids offering to purchase a certain amount of outstanding ARP Shares if the Applicable Rate for such series determined on the Auction Date is higher than the rate specified in the Bid. A Bid specifying a rate higher than the Maximum Rate on the Auction Date will not be accepted.

•	Sell Order — indicating the Beneficial Owner’s desire to sell ARP Shares of a series without regard to the Applicable Rate for shares for the next dividend period thereof.

      Orders submitted (or the failure to submit orders) by Beneficial Owners under certain circumstances will have the effects described below. A Beneficial Owner of shares that submits a Bid with respect to shares to its Broker-Dealer having a rate higher than the Maximum Rate for shares on the Auction Date therefor will be treated as having submitted a Sell Order with respect to those shares to its Broker-Dealer. A Beneficial Owner of shares that fails to submit an Order with respect to its shares to its Broker-Dealer will be deemed to have submitted a Hold Order with respect to the shares to its Broker-Dealer; provided, however, that if a Beneficial Owner of shares fails to submit an Order with respect to shares to its Broker-Dealer for an auction relating to a dividend period of more than 49 days, the Beneficial Owner will be deemed to have submitted a Sell Order with respect to the shares to its Broker-Dealer. A Sell Order constitutes an irrevocable offer to sell the ARP Shares subject thereto. A Beneficial Owner that offers to become the Beneficial Owner of additional ARP Shares is, for purposes of such offer, a Potential Beneficial Owner as discussed below.

      A customer of a Broker-Dealer that is not a Beneficial Owner of ARP Shares but that wishes to purchase shares, or that is a Beneficial Owner of shares that wishes to purchase additional shares (in each case, a “Potential Beneficial Owner”), may submit Bids to its Broker-Dealer in which it offers to purchase shares at $25,000 per share if the Applicable Rate for shares for the next dividend period is not less than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner of shares specifying a rate higher than the Maximum Rate for shares on the Auction Date therefore will not be accepted.

      The Auction Process. Each Broker-Dealer in turn will submit the Orders of its respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating itself (unless otherwise permitted by us) as an Existing Holder in respect of ARP Shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and a Potential Holder in respect of ARP Shares subject to Orders submitted to them by Potential Beneficial Owners. However, neither we nor the Auction Agent will be responsible for a Broker-Dealer’s failure to comply with these procedures. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of ARP Shares held by it or customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner’s failure to submit to its Broker-Dealer an Order in respect of ARP Shares held by it. A Broker-Dealer also may submit Orders to the Auction Agent for its own account as an Existing Holder or Potential Holder, provided it is not our affiliate.

      If Sufficient Clearing Bids for ARP Shares exist (that is, the number of shares subject to Bids submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Potential Holders with rates between the Minimum Rate and the Maximum Rate for shares is at least equal to the number of shares subject to Sell Orders submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Existing Holders), the Applicable Rate for shares for the next succeeding dividend period will be the lowest rate specified in the Submitted Bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning the shares available for purchase in the auction. If Sufficient Clearing Bids for ARP Shares do not exist, the Applicable Rate for shares for the next succeeding dividend period thereof will be the Maximum Rate for shares on the Auction Date therefor. In such event, Beneficial Owners of shares that have submitted or are deemed to have submitted Sell Orders may not be able to sell in such auction all shares subject to such Sell Orders. If Broker-Dealers submit or are deemed to have submitted to the Auction Agent Hold Orders with respect to all Existing Holders of ARP Shares, the Applicable Rate for shares for the next succeeding dividend period thereof will be the All Hold Rate.

      The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of shares of ARP Shares fewer than the number of shares specified in its Order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers.

      Settlement of purchases and sales will be made on the next Business Day (also a Dividend Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery to their respective Agent Members. The Securities Depository will make payment to the sellers’ Agent Members in accordance with the Securities Depository’s normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

Secondary Market Trading and Transfer of ARP Shares

      The Broker-Dealers may maintain a secondary trading market of ARP Shares outside of auctions, but are not obligated to do so, and may discontinue this activity at any time. We have made no arrangements for the establishment of a secondary market. We can provide no assurance that this secondary trading market of ARP Shares, if any is established, will provide owners with liquidity. ARP Shares are not listed on any exchange or automated quotation system. Investors who purchase shares in an auction for a Special Dividend Period should note that because the dividend rate on such shares will be fixed for the length of such dividend period, the value of the shares may fluctuate in response to changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next auction, depending upon market conditions.

      A Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of ARP Shares only in whole shares and only as follows:

(1) pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the Auction Procedures,

(2) to or through a Broker-Dealer, or

(3) by transferring ARP Shares to us or any affiliate of ours;

provided, however, that (a) a sale, transfer or other disposition of ARP Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of the foregoing if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to auctions, the Broker-Dealer (or other person, if permitted by us) to whom such transfer is made shall advise the Auction Agent of such transfer.

INVESTMENT OBJECTIVE AND POLICIES

      Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in public and private investments in MLPs and other Midstream Energy Companies. Our investment objective is considered a fundamental policy and, therefore, we may not change it without the approval of the holders of a “majority of the outstanding” voting securities. When used with respect to our voting securities, a “majority of the outstanding” voting securities means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (2) more than 50% of the shares, whichever is less. There can be no assurance that we will achieve our investment objective.

      We consider the following investment policies non-fundamental and may be changed by the Board of Directors without the approval of the holders of a “majority of the outstanding” common stock, provided that common stockholders receive at least 60 days’ prior written notice of any change:

•	For as long as the word “MLP” is in our name, it shall be our policy, under normal market conditions, to invest at least 80% of our total assets in MLPs.

•	Under normal market conditions, we intend to invest 50% (but not less than 40%) of our total assets in publicly traded securities of MLPs and other Midstream Energy Companies.

•	Under normal market conditions, we intend to invest 50% (but not more than 60%) of our total assets in unregistered or otherwise restricted securities of MLPs and other Midstream Energy Companies. The types of unregistered or otherwise restricted securities that we may purchase include common units, subordinated units, preferred units, and convertible units of, and general partner interests in, MLPs, and securities of other public and private Midstream Energy Companies.

•	We may invest up to 15% of our total assets in any single issuer.

•	We may invest up to 20% of our total assets in debt securities of MLPs and other Midstream Energy Companies, including below investment grade debt securities rated at least B3 by Moody’s Investors Service, Inc. and at least B- by Standard & Poor’s at the time of purchase, or comparably rated by another rating agency. In addition, up to one-quarter of our permitted investments in debt securities (or up to 5% of our total assets) may include unrated debt securities of private companies.

•	We may issue or use Leverage Instruments in an aggregate amount up to 30% of our total assets inclusive of Leverage Instruments.

•	We may, but are not required to, use derivative investments and engage in short sales to hedge against interest rate and market risks.

      Unless otherwise stated, all investment restrictions apply at the time of purchase and we will not be required to reduce a position due solely to market value fluctuations. We also may, from time to time, invest in debt securities of MLPs and other Midstream Energy Companies with varying maturities of up to 30 years.

      For a more complete discussion of our portfolio composition, see “— Our Portfolio.”

About Kayne Anderson

      Kayne Anderson Capital Advisors, L.P. is our investment adviser, responsible for implementing and administering our investment strategy. The business of Kayne Anderson was begun in 1984 by its founders, Richard Kayne and John Anderson, with the same philosophy it follows today of investing for absolute returns (as opposed to relative performance against a benchmark index) on a risk-adjusted basis through a disciplined investment process. Its investment strategies seek to identify and exploit investment niches that it believes are less well understood and generally not followed by the broader investor community. As of December 31, 2004, Kayne Anderson managed approximately $3.1 billion. Kayne Anderson has invested in MLPs and other Midstream Energy Companies since 1998 and currently manages more than $1.2 billion in this sector. We believe that Kayne Anderson’s knowledge of and relationships within the MLP market enables it to identify and take advantage of both public and private MLP investment opportunities.

      Kayne Anderson’s management of our portfolio is led by three of its senior managing directors, J.C. Frey, David Fleischer and Kevin McCarthy, who together have more than 50 years of experience in the investment industry. Messrs. Frey and Fleischer focus on our investments in publicly traded securities of MLPs and other Midstream Energy Companies. Mr. McCarthy, our Chief Executive Officer, focuses on our private investments.

      Mr. Frey began investing in MLPs on behalf of Kayne Anderson in 1998 and has served as portfolio manager of Kayne Anderson’s MLP funds since their inception in 2000. Mr. Fleischer joined Kayne Anderson in January 2004 from Goldman, Sachs & Co. where he was responsible for investment research of MLPs, natural gas companies and gas utilities, served on the firm’s Investment Policy and Stock Selection Committee and was the business unit leader for the firm’s energy research. Mr. McCarthy joined Kayne Anderson in June 2004 from UBS Securities LLC where he was global head of energy. In this role, he had senior responsibility for all of UBS’ energy investment banking activities, including direct responsibility for securities underwriting and mergers and acquisitions in the MLP industry.

      We also draw on the experience and expertise of other senior professionals at Kayne Anderson, including its Chief Executive Officer Richard Kayne, and its Chief Investment Officer Robert Sinnott. Messrs. Kayne and Sinnott have approximately 70 years of combined investment experience and have been principally responsible for executing Kayne Anderson’s energy industry investments in general, and its private investments in MLPs, in particular.

      We believe that Kayne Anderson is particularly qualified and positioned both to identify appropriate publicly traded market MLP investment opportunities and to source and structure private investments in MLPs due to the following:

      Management Expertise in Alternative Investing. Kayne Anderson has pursued alternative investment strategies for more than two decades. Kayne Anderson currently manages private equity and other alternative investments in public and private companies across 13 investment funds and a limited number of separate accounts.

      Substantial MLP Market Knowledge and Industry Relationships. Through its activities as a leading investor in MLP securities, Kayne Anderson has developed a wide breadth of expertise and important relationships with industry managers in the MLP sector. We believe that Kayne Anderson’s industry knowledge and relationships will enable us to capitalize on opportunities to source investments in MLPs that may not be readily available to other investors. These investment opportunities are expected to include purchasing larger blocks of limited partner interests, often at discounts to market prices, non-controlling general partner interests and positions in companies expected to form an MLP. We also believe that Kayne Anderson’s substantial MLP market knowledge provides it with the ability to recognize long-term trends in the industry and to identify differences in value among individual MLPs, which we believe will benefit our portfolio of public investments in MLPs and other Midstream Energy Companies.

      Extensive Transaction Structuring Expertise and Capability. Kayne Anderson has industry-leading experience structuring investments in MLP securities. This experience, combined with Kayne Anderson’s ability to engage in regular dialogue with industry participants and other large holders of MLP securities to better understand the capital needs of prospective portfolio companies, give it an advantage in structuring transactions mutually attractive to us and the portfolio company. Further, our ability to fund a meaningful amount of the capital needs of prospective portfolio companies provides us an advantage over other potential investors with less capital to employ in the sector. These investments may include subordinated units, restricted common units or general partner interests.

      Ability to Trade Efficiently in a Relatively Illiquid Market. We believe that Kayne Anderson’s ability to generate favorable returns on public investments in MLPs is aided by its substantial experience actively trading MLPs and similar securities. Through its affiliated broker-dealer, Kayne Anderson maintains its own trading desk, providing it with the ability to understand day-to-day market conditions for MLP securities, which have historically been characterized by lower daily trading volumes than comparable corporate equities.

We believe that Kayne Anderson’s direct equity market access enables it to make better informed investment decisions and to execute its investment strategy with greater efficiency and speed.

Investment Process

      Kayne Anderson seeks to identify securities that offer a combination of quality, growth and yield intended to result in superior after-tax total returns over the long term. Kayne Anderson’s securities selection process includes a comparison of quantitative, qualitative, and relative value factors developed through its proprietary analysis and valuation models. To determine whether an investment meets its criteria, Kayne Anderson generally looks for, among other things, a strong record of distribution or dividend growth, solid ratios of debt to equity and debt to cash flow, appropriate coverage ratios with respect to distributions to unit holders, attractive incentive distribution structures and a respected management team. Based on these and other considerations, Kayne Anderson assesses an issuer’s future business prospects, strategy and expected financial performance in making an investment decision.

      A portion of the publicly traded securities in our portfolio is expected to be comprised of a set of longer-term core holdings reflecting Kayne Anderson’s views of issuer fundamentals based on the application of the selection process described above. The balance of the portfolio’s publicly traded securities consist of shorter-term investments reflecting Kayne Anderson’s views of the anticipated impact of near-term catalysts, such as pending equity issuances, pending announced acquisitions, rating agency actions, research analyst commentary and other issuer-specific developments.

      Kayne Anderson seeks to identify potential private investments through its dialogue with management teams, members of the financial community and energy industry participants with whom Kayne Anderson’s investment professionals have long-term relationships. Kayne Anderson seeks to pursue opportunities to make negotiated direct investments in issuers where its analysis indicates a need for additional capital. Kayne Anderson also seeks opportunities to purchase outstanding securities on favorable terms from holders who have a desire but limited ability to monetize their holdings.

Market Opportunity

      We invest principally in MLPs. We believe that this strategy offers an opportunity for attractive risk-adjusted returns based on several characteristics of MLPs, including the following:

•	MLPs provide steady distributions with attractive growth profiles. During the period from January 1, 1998 through December 31, 2004, publicly-traded energy-related master limited partnerships provided an average annual yield of 8.5%. Additionally, during that same time period, distributions from these master limited partnerships increased at a compounded average annual rate of 6.6%. Currently, these master limited partnerships provide a 6.6% average yield. This historical information is for the energy-related master limited partnerships that are currently traded publicly (fewer than 35), and is derived by us from financial industry databases and public filings. We believe that current market conditions are conducive for continued growth in distributions. However, there can be no assurance that these levels will be maintained in the future.

•	MLPs operate strategically important assets that typically generate stable cash flows. MLPs operate in businesses that are necessary for providing consumers with access to energy resources. We believe that due to the fee-based nature and long-term importance of their midstream energy assets, MLPs typically generate stable cash flows throughout economic cycles. Additionally, certain businesses operated by MLPs are regulated by federal and state authorities that ensure that rates charged are fair and just. In most cases, such regulation provides for highly predictable cash flows.

•	The MLP midstream energy sector has high barriers to entry. Due to the high cost of constructing midstream energy assets and the difficulty of developing the expertise necessary to comply with the regulations governing the operation of these assets, the barriers to enter the midstream energy sector are high. Therefore, currently existing MLPs with large asset bases and significant operations enjoy a competitive advantage over other entities seeking to enter the sector.

•	Due to a lack of broad institutional following and limited retail focus, the MLP market experiences inefficiencies which can be exploited by a knowledgeable investor. Historically, there have been potential adverse consequences of MLP ownership for many institutional investors, including registered investment companies. Further, because MLPs generate unrelated business taxable income (“UBTI”), typically they are not held by tax-exempt investors such as pension plans, endowments, employee benefit plans, or individual retirement accounts. Also, income and gains from MLPs are subject to the Foreign Investment in Real Property Tax Act (“FIRPTA”), limiting the investment by non-U.S. investors in the sector. As a result, MLPs are held predominantly by taxable U.S. retail investors. Further, due to the limited public market float for MLP common units and tax-reporting burdens and complexities associated with MLP investments, MLPs appeal only to a segment of such retail investors. Due to this limited, retail-oriented focus, the market for MLPs can experience inefficiencies which can be exploited by a knowledgeable investor.

      We believe that the attractive characteristics of MLPs are further supported by the positive dynamics currently affecting the midstream energy sector, including the following:

•	MLPs are well-positioned to capitalize on the ongoing divestitures of midstream energy assets. As major oil and gas companies continue to focus on international opportunities and core exploration and production activities, these companies continue to sell many of their North American midstream energy assets. Additionally, certain utilities and energy merchants are selling their midstream energy assets, in part to improve their credit profiles. MLPs, as tax pass-through entities, have cost of capital advantages over corporate purchasers. As a result, MLPs have been active acquirors of midstream energy assets over the last several years. We believe this large pool of midstream energy assets should provide MLPs with significant acquisition opportunities to augment their internal growth prospects.

•	Many MLPs have significant available capacity which allows them to benefit disproportionately from a growing economy. As the overall economy expands, energy demand increases and in certain cases, rates for assets owned by MLPs increase. Many of the MLPs in which we intend to invest have significant additional available operating capacity. As a result, these MLPs benefit from significant economies of scale and can expand production at relatively low cost levels. Small increases in energy demand can result in significant growth in the distributable cash flows for such MLPs. We believe this internal growth is an important component of MLPs’ ability to increase distributions.

Description of MLPs

      Master Limited Partnerships. MLPs are limited partnerships, the partnership units of which are listed and traded on a U.S. securities exchange. To qualify as an MLP, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code. These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

      MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner also is eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

      MLPs in which we invest are currently classified by us as pipeline MLPs, propane MLPs and coal MLPs.

•	Pipeline MLPs are engaged in (a) the treating, gathering, compression, processing, transmission and storage of natural gas and the transportation, fractionation and storage of NGLs (primarily propane, ethane, butane and natural gasoline); (b) gathering, transporting, storing and terminalling of crude oil; and (c) transporting (usually via pipelines, barges, rail cars and trucks), storing and terminalling of refined petroleum products (primarily gasoline, diesel fuel and jet fuel) and other hydrocarbon by-products. MLPs also may operate ancillary businesses including the marketing of the products and logistical services.

•	Propane MLPs are engaged in the distribution of propane to homeowners for space and water heating and to commercial, industrial and agricultural customers. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Volumes are weather dependent and a majority of annual cash flow is earned during the winter heating season (October through March).

•	Coal MLPs are engaged in owning, leasing, managing, production and sale of coal and coal reserves. Electricity generation is the primary use of coal in the United States. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand.

      For purposes of our investment objective, the term “MLPs” includes affiliates of MLPs that own general partner interests or, in some cases, subordinated units, registered or unregistered common units, or other limited partner units in an MLP.

Our Portfolio

      At any given time, we expect that our portfolio will have some or all of the types of investments described below. A description of our investment policies and restrictions and more information about our portfolio investments are contained in this prospectus and our SAI.

      Equity Securities of MLPs. The table below summarizes the features of equity securities of MLPs, including common units, subordinated units, I-Shares and general partner interests, and a further discussion of these securities follows.

General Partner
	Common Units	Subordinated Units	I-Shares	Interests

VOTING RIGHTS	Limited to certain significant decisions; no annual election of directors	Same as common units	No direct MLP voting rights	Typically Board participation; votes on MLP operating strategy and direction

DISTRIBUTION PRIORITY	First right to minimum quarterly distribution (“MQD”) specified in partnership agreement; arrearage rights	Second right to MQD; no arrearage rights	Equal in amount and priority to common units but paid in additional I-Shares at current market value of I-Shares	Same as common units; entitled to incentive distribution rights

DISTRIBUTION RATE	Minimum asset in partnership agreement; participate pro rata with subordinated unit holders after MQDs are met	Equal in amount to common units; participate pro rata with common units above the MQD	Equal in amount to common units	Participate pro rata partly with common units and partly with subordinated units up to MQD; entitled to incentive distribution at target levels above MQD

TRADING	Listed on NYSE, AMEX and NASDAQ	Typically not publicly traded	Listed on NYSE	Not publicly traded; can be owned by publicly traded entity

TAXES	Ordinary income to the extent of taxable income allocated to holder; tax-free return of capital thereafter to extent of holder’s basis; remainder as capital gain	Same as common units	Full distribution treated as return of capital; since distribution is in shares, total basis is not reduced	Ordinary income to extent that (1) taxable income is allocated to holder (including all incentive distributions) and (2) tax depreciation is insufficient to cover fair market value depreciation owed to limited partners

INVESTORS	Primarily retail	Founders and sponsoring parent entities, corporate general partners of MLPs, entities that sell assets to MLPs, and investors such as us	Primarily institutional	Founders and sponsoring parent entities, corporate general partners of MLPs, entities that sell assets to MLPs, and investors such as us

LIQUIDATION PRIORITY	Intended to receive return of all capital first	Second right to return of capital; pro rata with common units thereafter	Same as common units (indirect right through I-Share issuer)	After payment of required amounts to limited partners

CONVERSION RIGHTS	Not applicable	One-to-one ratio into common units	None	None

Common Units

      MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. We intend to purchase common units in market transactions, as well as directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units of an MLP have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common units along with general partner units, have first priority to receive quarterly cash distributions up to the MQD and have arrearage rights. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.

Subordinated Units

      MLP subordinated units typically are issued by MLPs to their original sponsors, such as their founders, corporate general partners of MLPs, entities that sell assets to the MLP, and investors such as us. We expect to purchase subordinated units directly from these persons as well as newly-issued subordinated units from MLPs themselves. Subordinated units have similar voting rights as common units and are generally not publicly traded. Once the MQD on the common units, including any arrearages, has been paid, subordinated units receive cash distributions up to the MQD prior to any incentive payments to the MLP’s general partner. Unlike common units, subordinated units do not have arrearage rights. In the event of liquidation, common units and general partner interests have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied. Subordinated units are generally valued based on the price of the common units, discounted to reflect the timing or likelihood of their conversion to common units.

      MLP subordinated units in which we may invest generally convert to common units at a one-to-one ratio. The purchase or sale price of subordinated units is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased relative to trading volumes, and other factors, including smaller capitalization partnerships or companies potentially having limited product lines, markets or financial resources, lacking management depth or experience, and being more vulnerable to adverse general market or economic development than larger more established companies.

I-Shares

      I-Shares represent an ownership interest issued by an affiliated party of an MLP. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of i-units. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distributions. However, rather than receiving cash, the MLP affiliate receives additional i-units in an amount equal to the cash distributions received by MLP common units. Similarly, holders of I-Shares receive additional I-Shares, in the same proportion as the MLP affiliates receipt of i-units, rather than cash distributions. I-Shares themselves have limited voting rights which are similar to those applicable to MLP common units. The MLP affiliate issuing the I-Shares is structured as a corporation for federal income tax purposes. I-Shares are traded on the NYSE.

General Partner Interests

      General partner interests of MLPs are typically retained by an MLP’s original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors such as us. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights (“IDRs”), which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

      Equity Securities of Publicly Traded Midstream Energy Companies. Equity securities of publicly traded Midstream Energy Companies consist of common equity, preferred equity and other securities convertible into equity securities of such companies. Holders of common stock are typically entitled to one vote per share on all matters to be voted on by stockholders. Holders of preferred equity can be entitled to a wide range of voting and other rights, depending on the structure of each separate security. Securities convertible into equity securities of Midstream Energy Companies generally convert according to set ratios into common stock and are, like preferred equity, entitled to a wide range of voting and other rights. We intend to invest in equity securities of publicly traded Midstream Energy Companies primarily through market transactions. We intend to invest in securities of MLP affiliates as part of our investment in Midstream Energy Companies. MLP affiliates include entities that own general partner interests or, in some cases, subordinated units, registered or unregistered common units or other limited partner interests in an MLP.

      Securities of Private Companies. Our investments in the debt or equity securities of private companies operating midstream energy assets typically are made with the expectation that such assets will be contributed to a newly-formed MLP or sold to or merged with, an existing MLP within approximately one to two years.

      Debt Securities. The debt securities in which we may invest may provide for fixed or variable principal payments and various types of interest rate and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. Certain debt securities are “perpetual” in that they have no maturity date. Certain debt securities are zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligations or for an initial period after the issuance of the obligation. Our investments, if any, in below investment grade or unrated debt securities, are rated at the time of investment, at least B- by Standard & Poor’s or B3 by Moody’s Investors Service, Inc. or a comparable rating by at least one other rating agency or, if unrated, determined by Kayne Anderson to be of comparable quality. If a security satisfies our minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, we will not be required to dispose of such security.

      Because the risk of default is higher for below investment grade and unrated debt securities than for investment grade securities, Kayne Anderson’s research and credit analysis is a particularly important part of managing securities of this type. Kayne Anderson attempts to identify those issuers of below investment grade and unrated debt securities whose financial condition Kayne Anderson believes is sufficient to meet future obligations or has improved or is expected to improve in the future. Kayne Anderson’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, operating history, financial resources, earnings prospects and the experience and managerial strength of the issuer.

      Temporary Defensive Position. During periods in which Kayne Anderson determines that it is temporarily unable to follow our investment strategy or that it is impractical to do so, we may deviate from our investment strategy and invest all or any portion of our net assets in cash or cash equivalents. Kayne Anderson’s determination that it is temporarily unable to follow our investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of our investment strategy is extremely limited or absent. In such a case, we may not pursue or achieve our investment objective.

Investment Practices

      Hedging and Other Risk Management Transactions. We may, but are not required to, use various hedging and other risk management transactions to seek to manage interest rate and market risks.

      We may purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income and interest rate indices, and other financial instruments, and enter into various interest rate transactions, such as swaps, caps, floors or collars, or credit transactions and credit default swaps. We also may purchase derivative investments that combine features of these instruments. We generally seek to use these instruments as hedging strategies to seek to manage our effective interest rate exposure, including the effective yield paid on any Leverage Instruments issued or used by us, protect against possible adverse changes in the market value of securities held in or to be purchased for our portfolio, or otherwise protect the value of our portfolio. See “Risk Factors — Derivatives Risk” at page 21 in the prospectus and “Investment Policies” in our SAI for a more complete discussion of these transactions and their risks.

      We also may short sell Treasury securities to hedge our interest rate exposure. When shorting Treasury securities, the loss is limited to the principal amount that is contractually required to be repaid at maturity and the interest expense that must be paid at the specified times.

      “Risk Factors — Short Sales Risk” at page 22.

      Use of Arbitrage and Other Strategies. We may use various arbitrage and other strategies to try to generate additional return. As part of such strategies, we may engage in paired long-short trades to arbitrage pricing disparities in securities issued by MLPs or between MLPs and their affiliates; write (or sell) covered call options on the securities of MLPs or other securities held in our portfolio; or, purchase call options or enter into swap contracts to increase our exposure to MLPs; or sell securities short. Paired trading consists of taking a long position in one security and concurrently taking a short position in another security within the same company. With a long position, we purchase a stock outright; whereas with a short position, we would sell a security that we do not own and must borrow to meet our settlement obligations. We will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when we replace the borrowed security. See “Risk Factors — Short Sales Risk” at page 22.

      We may write (or sell) covered call options on the securities of MLPs or other securities held in our portfolio. We do not write uncovered calls. To increase our exposure to certain issuers, we may purchase call options or use swap agreements. Currently, these strategies do not comprise a substantial portion of our investments, nor do we expect them to do so in the future. See “Risk Factors — Derivatives Risk” at page 21.

      We may engage in short sales. Our use of “naked” short sales of equity securities (i.e., where we have no opposing long position in the securities of the same issuer) is limited, so that, (i) measured on a daily basis, the market value of all such short sale positions does not exceed 10% of our total assets, and (ii) at the time of entering into any such short sales, the market value of all such short sale positions immediately following such transaction shall not exceed 5% of our total assets. See “Risk Factors — Short Sales Risk” at page 22.

      Portfolio Turnover. We anticipate that our annual portfolio turnover rate will be approximately 25%, but that rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in Kayne Anderson’s execution of investment decisions. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us. High portfolio turnover may result in our recognition of gains that will increase our tax liability and thereby lower amount of after-tax cash available for the payment of dividends on ARP Shares. See “Tax Matters” at page 65.

MANAGEMENT

Directors and Officers

      Our business and affairs are managed under the direction of our Board of Directors, including supervision of the duties performed by Kayne Anderson. Our Board currently consists of five Directors. As indicated, a majority of our Board consists of Directors that are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our “independent Directors”. The Board of Directors elects our officers, who serve at the Board’s discretion. The following table includes information regarding our Directors and officers, and their principal occupations and other affiliations during the past five years. The address for all Directors and officers is 1800 Avenue of the Stars, Second Floor Los Angeles, CA 90067. We are the only investment company in the Kayne Anderson fund complex that is overseen by the Directors.

Other
	Position(s)			Directorships
	Held with	Term of Office/		Held by
Name (Year Born)	Registrant	Time of Service	Principal Occupations During Past Five Years	Director/Officer

Independent Directors
Anne K. Costin* (born 1950)	Director	3-year term/served since July 2004	Ms. Costin is currently an Adjunct Professor in the Finance and Economics Department of Columbia University Graduate School of Business in New York City. As of March 1, 2005, Ms. Costin retired after a 28-year career at Citigroup. During the last five years she held the position of Managing Director and Global Deputy Head of the Project & Structured Trade Finance product group within Citigroup’s Investment Banking Division.	None.
Steven C. Good (born 1942)	Director	2-year term/served since July 2004	Mr. Good is a senior partner at Good Swartz Brown & Berns LLP, which offers accounting, tax and business advisory services to middle market private and publicly-traded companies, their owners and their management. Mr. Good founded Block, Good and Gagerman in 1976, which later evolved in stages into Good Swartz Brown & Berns LLP.	Arden Realty, Inc.; OSI Systems, Inc.; and Big Dog Holdings, Inc.
Terrence J. Quinn (born 1951)	Director	3-year term/served since July 2004	Mr. Quinn is Chairman and CEO of Total Capital Corp., a start-up specialty commercial finance company. From 2000 to 2003, Mr. Quinn was a co-founder and managing partner of MTS Health Partners, a private merchant bank providing services to publicly traded and privately held small to mid-sized companies in the healthcare industry. Mr. Quinn was a director and vice chairman of The Park Associates, Inc., a privately owned nursing home company chain.	NMC, Inc.
Michael B. Targoff (born 1944)	Director	1-year term/served since inception	Mr. Targoff is a founder of Michael B. Targoff and Co., which was started in 1998 to seek active or controlling investments in telecommunications and related industries. From January 1996 through January 1998, Mr. Targoff was President and Chief Operating Officer of Loral Space and Communications Ltd.	Communication Power Industries; ViaSat; Infocrossing; and Leap Wireless International.

Other
	Position(s)			Directorships
	Held with	Term of Office/		Held by
Name (Year Born)	Registrant	Time of Service	Principal Occupations During Past Five Years	Director/Officer

Interested Director And Officers
Kevin S. McCarthy** (born 1959)	Chairman of the Board of Directors; President and Chief Executive Officer	2-year term as a director, 1-year term as an officer/served since July 2004	Mr. McCarthy has served as a Senior Managing Director of Kayne Anderson since June 2004. From November 2000 to May 2004, Mr. McCarthy was at UBS Securities LLC where he was Global Head of Energy. In this role, he had senior responsibility for all of UBS’ energy investment banking activities, including direct responsibility for securities underwriting and mergers and acquisitions in the MLP industry. From July 1997 to November 2000, Mr. McCarthy led the energy investment banking activities of PaineWebber Incorporated. From July 1995 to March 1997, he was head of the Energy Group at Dean Witter Reynolds.	None.
Ralph Collins Walter (born )	Chief Financial Officer and Treasurer	1-year term/served since inception	Mr. Walter has served as the Chief Operating Officer and Treasurer of Kayne Anderson since 2000. Before joining Kayne Anderson, he was the Chief Administrative Officer at ABN AMRO Inc., the U.S.-based, investment-banking arm of ABN-AMRO Bank.	Knox College
David J. Shladovsky (born 1960)	Secretary and Chief Compliance Officer	1-year term/served since inception	Mr. Shladovsky has served as a Managing Director and General Counsel of Kayne Anderson since 1997.	None.

*	Solely as a result of her relationship with one of the underwriters in our initial public offering and this offering, Ms. Costin is expected to be considered an “interested person” of Kayne Anderson MLP Investment Company as defined in the 1940 Act until six months after the completion of this offering.

**	Mr. McCarthy is an “interested person” of Kayne Anderson MLP Investment Company by virtue of his employment relationship with Kayne Anderson, our investment adviser.

      Under our Charter, our Directors are divided into three classes. Each class of Directors holds office for a three-year term. However, the initial directors of the three classes have initial terms of one, two and three years, respectively, and the initial directors hold office until their successors are duly elected and qualify. At each annual meeting of our stockholders, the successors to the class of Directors whose terms expire at such meeting are elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each Director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Additional information regarding our Board and its committees, is set forth under “Management” in our SAI.

Investment Adviser

      Kayne Anderson is our investment adviser. Kayne Anderson also is responsible for managing our business affairs and providing certain clerical, bookkeeping and other administrative services. Kayne Anderson is a California limited partnership and an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Kayne Anderson has one general partner, Kayne Anderson Investment Management, Inc., and a number of individual limited partners. Kayne Anderson Investment Management, Inc. is a Nevada corporation controlled by Richard A. Kayne and John E. Anderson. Kayne Anderson’s predecessor was established as an independent investment advisory firm in 1984. It has invested in MLPs since 1998.

      Kayne Anderson’s management of our portfolio is led by three of its senior managing directors, J.C. Frey, David Fleischer and Kevin McCarthy. We also draw on the experience and expertise of other professionals at Kayne Anderson, including its Chief Executive Officer, Richard Kayne, and its Chief Investment Officer, Robert V. Sinnott, as well as Richard J. Farber, Stephen Smith and James Baker.

      J.C. Frey is a Senior Managing Director of Kayne Anderson. He serves as portfolio manager of Kayne Anderson’s funds investing in MLP securities. Mr. Frey began investing in MLPs on behalf of Kayne Anderson in 1998 and has served as portfolio manager of Kayne Anderson’s MLP funds since their inception in 2000. Prior to joining Kayne Anderson in 1997, Mr. Frey was a CPA and audit manager in KPMG Peat Marwick’s financial services group, specializing in banking and finance clients, and loan securitizations. Mr. Frey graduated from Loyola Marymount University with a BS degree in Accounting in 1990. In 1991, he received a Master’s degree in Taxation from the University of Southern California.

      David Fleischer is a Senior Managing Director of Kayne Anderson, providing analytical support in the areas of MLPs and other Midstream Energy Company investments. Mr. Fleischer joined Kayne Anderson from Goldman, Sachs & Co. in January 2004. As a former managing director of Goldman Sachs, Mr. Fleischer served on its Investment Policy and Stock Selection Committees for 10 years and was the business unit leader for the firm’s energy research. He was responsible for investment research of MLPs, natural gas companies and gas utilities. During that time period, Mr. Fleischer was consistently ranked as one of Wall Street’s top natural gas analysts by Institutional Investor magazine. Mr. Fleischer was with Goldman Sachs from 1992 to 2003. Prior thereto, he was an analyst with Prudential Securities, Sanford C. Bernstein & Co. and Morgan Guaranty Trust Company between 1976 and 1992. He graduated from the University of Pennsylvania with a BA degree in Economics in 1970 and an MBA degree in Finance in 1976. Mr. Fleischer was a commissioned officer in the U.S. Navy from 1970 to 1974, where he attained the rank of Lieutenant Commander. He is a Chartered Financial Analyst.

      Kevin S. McCarthy is our Chief Executive Officer. He is also a Senior Managing Director of Kayne Anderson. Mr. McCarthy joined Kayne Anderson in June 2004 from UBS Securities LLC where he was global head of energy. From November 2000 to May 2004, he had senior responsibility for all of UBS’ energy investment banking activities, including direct responsibility for securities underwriting and mergers and acquisitions in the MLP industry. From July 1997 to November 2000, Mr. McCarthy led the energy investment banking activities of PaineWebber Incorporated. From July 1995 to March 1997, he was head of the Energy Group at Dean Witter Reynolds. He began his investment banking career in 1984. He earned a BA degree in Economics and Geology from Amherst College in 1981, and an MBA degree in Finance from the University of Pennsylvania’s Wharton School in 1984.

      Richard A. Kayne is Chief Executive Officer of Kayne Anderson, its affiliated investment adviser, Kayne Anderson Rudnick Investment Management, LLC, and its affiliated broker-dealer, KA Associates, Inc. He began his career in 1966 as an analyst with Loeb, Rhodes & Co. in New York. Prior to forming Kayne Anderson’s predecessor in 1984, Mr. Kayne was a principal of Cantor Fitzgerald & Co., Inc., where he managed private accounts, a hedge fund and a portion of firm capital. Mr. Kayne is a trustee of and the former Chairman of the Investment Committee of the University of California at Los Angeles Foundation, and is a trustee and Co-Chairman of the Investment Committee of the Jewish Community Foundation of Los Angeles. He earned a BS degree in Statistics from Stanford University in 1966 and an MBA degree from UCLA’s Anderson School of Management in 1968.

      Robert V. Sinnott is Chief Investment Officer and Senior Managing Director of Energy Investments of Kayne Anderson. Mr. Sinnott is a member of the Board of Directors of Plains All American Pipeline, LP. He joined Kayne Anderson in 1992. From 1986 to 1992, Mr. Sinnott was vice president and senior securities officer of Citibank’s Investment Banking Division, concentrating in high-yield corporate buyouts and restructuring opportunities. From 1981 to 1986, he served as director of corporate finance for United Energy Resources, a pipeline company. Mr. Sinnott began his career in the financial industry in 1976 as a vice president and debt analyst for Bank of America in its oil and gas finance department. Mr. Sinnott graduated from the University of Virginia in 1971 with a BA degree in Economics. In 1976, he received an MBA degree in Finance from Harvard University.

      Richard J. Farber is a Senior Managing Director of Kayne Anderson. Mr. Farber is responsible for proprietary trading and hedging, and serves as Portfolio Manager for arbitrage strategies. He also provides analytical support in the MLP area. Mr. Farber joined Kayne Anderson in 1994. From 1990 to 1994, Mr. Farber was vice president of Lehman Brothers’ Commodity Risk Management Group, specializing in energy trading. He also worked at Lehman Brothers as an institutional equity trader from 1988 to 1990. From 1985 to 1986, Mr. Farber was employed by Salomon Brothers, Inc. as a mortgage bond analyst. Mr. Farber graduated from Franklin and Marshall College in 1982 with a BA degree in Economics. In 1988, he received his MBA degree in Finance from UCLA’s Anderson School of Management.

      Stephen Smith is a Managing Director of Kayne Anderson. Mr. Smith provides analytical support in the MLP area and is responsible for client relations. Mr. Smith joined Kayne Anderson in 2002. From 2000 to 2002, Mr. Smith was an Associate with Goldman, Sachs, Inc.’s Telecommunications, Media and Entertainment investment banking group. In 1999, he was a summer associate in corporate finance with Salomon Smith Barney while attending graduate business school. From 1997 to 1998, Mr. Smith was an analyst with Kayne Anderson. He received a BBA degree in Marketing and Finance from the University of Texas at Austin in 1993 and an MBA degree in Finance from UCLA’s Anderson School of Management in 2000.

      James C. Baker is a Managing Director of Kayne Anderson, providing analytical support in the MLP area. Prior to joining Kayne Anderson in 2004, Mr. Baker was a Director in the energy investment banking group at UBS Securities LLC. At UBS, he focused on securities underwriting and mergers and acquisitions in the MLP industry. Prior to joining UBS in 2000, Mr. Baker was an Associate in the energy investment banking group at PaineWebber Incorporated. He received a BBA degree in Finance from the University of Texas at Austin in 1995 and an MBA degree in Finance from Southern Methodist University in 1997.

      Our statement of additional information provides information about our portfolio managers’ compensation, other accounts managed by them, and their ownership of securities issued by us.

      Kayne Anderson’s principal office is located at 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067. For additional information concerning Kayne Anderson, including a description of the services to be provided by Kayne Anderson, see “— Investment Management Agreement” below.

Investment Management Agreement

      Pursuant to an investment management agreement (the “Investment Management Agreement”) between us and Kayne Anderson, we have agreed to pay Kayne Anderson a basic management fee at an annual rate of 1.75% of our average total assets, adjusted upward or downward (by up to 1.00% of our average total assets), depending on the extent to which, if any, our investment performance for the relevant performance period exceeds or trails our “Benchmark” over the same period. Our Benchmark is the total return (capital appreciation and reinvested dividends) of the Standard & Poor’s 400 Utilities Index plus 600 basis points (6.00%). Our Benchmark for the 12-month period ended December 31, 2004 was 24.9%.

      The following table indicates the performance of the Standard & Poor’s 400 Utilities Index since inception in 1995:

		Benchmark
		(Standard & Poor’s
	Standard & Poor’s	400 Utilities Index
Year	400 Utilities Index	plus 6.00%)

1995	31.3%	37.3%
1996	9.2%	15.2%
1997	29.6%	35.6%
1998	7.6%	13.6%
1999	-11.7%	-5.7%
2000	55.9%	61.9%
2001	-9.3%	-3.3%
2002	-11.5%	-5.5%
2003	26.2%	32.2%
2004	18.9%	24.9%

Average annual return inception to 12/31/2004	14.6%	20.6%

Source: Bloomberg.

      Calculation of the Performance Adjustment to the Management Fee. Each 0.01% of difference of our performance compared to the performance of the Benchmark is multiplied by a performance adjustment of 0.002%, up to a maximum adjustment of 1.00% (as an annual rate). Thus, an annual excess performance difference of 5.00% or more between our performance and the Benchmark would result in an annual maximum performance adjustment of 1.00%. This formula requires that our performance exceed the performance of the Benchmark before any upward adjustment is made to the management fee. If our performance is below the performance of the Benchmark, the management fee would be adjusted downward.

      Here are hypothetical examples of how the adjustment would work (using annual rates):

	Benchmark
	(Standard & Poor’s	Basic	Performance	Total
Performance of our	400 Utilities Index	Management	Fee	Management
Portfolio(1)	plus 6.00%)	Fee	Adjustment	Fee

20.00% or higher	15.00%	1.75%	1.00%	2.75%
18.00%	15.00%	1.75%	0.60%	2.35%
15.00%	15.00%	1.75%	0.00%	1.75%
12.00%	15.00%	1.75%	(0.60%)	1.15%
10.00% or lower	15.00%	1.75%	(1.00%)	0.75%

(1)	We calculate our performance for a given period on a per share basis as a fraction, the numerator of which is the sum of (W) our net asset value at the end of the period minus our net asset value at the beginning of the period, (X) any dividends or distributions paid by us during the period, (Y) taxes paid during or accrued (on a net basis) for the period, and (Z) management fees paid for the period, and the denominator of which is our net asset value at the beginning of the period.

      The performance record for the Benchmark is based on the change in value of the Benchmark during the relevant performance period. Until we have completed our first full fiscal year, for purposes of calculating the performance adjustment, our initial net asset value is calculated net of the underwriting discount of our initial public offering of common stock.

      Because the performance adjustment is based on a comparison of our performance with the Benchmark, the controlling factor (regarding such adjustment) is not whether our performance is up or down, but whether it is up or down relative to the Benchmark. Moreover, our comparative investment record is based solely on the relevant performance period without regard to the cumulative performance over a longer period. It is possible for high past performance to result in a management fee payment by us that is higher than current performance would otherwise produce.

      For the period beginning with the commencement of our operations through the end of our first 12 months of operations (September 30, 2005), on a quarterly fiscal basis we pay Kayne Anderson a minimum management fee calculated at an annual rate of 0.75%. The basic management fee rate of 1.75% plus or minus any performance adjustment will be calculated at the end of our first 12 months of operations based on our performance to that date from the commencement of our operations. We will then calculate the total management fee based on the average total assets for the prior 12 months, subtract the minimum management fee, and pay the balance of the management fee to Kayne Anderson. After this initial period, the basic management fee and the performance adjustment will be calculated and paid quarterly beginning with the quarter ending November 30, 2005, using a rolling 12-month performance period. Management fees in excess of those paid will be accrued monthly.

      For purposes of calculation of the management fee, the “average total assets” for the prior 12 months shall be determined on the basis of the average of our total assets for each month in such period. Total assets for each monthly period are determined by averaging the total assets at the last business day of that month with the total assets at the last business day of the prior month (or as of the commencement of operations for the initial period if a partial month). Our total assets shall be equal to our average monthly gross asset value (which includes assets attributable to or proceeds from our use of preferred stock, commercial paper or notes issuances and other borrowings), minus the sum of our accrued and unpaid dividends on any outstanding common stock and accrued and unpaid dividends on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by us and any accrued taxes). Liabilities associated with borrowing or leverage include the principal amount of any borrowings, commercial paper or notes that we issue, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by us.

      In addition to Kayne Anderson’s management fee, we pay all other costs and expenses of our operations, such as compensation of our directors (other than those affiliated with Kayne Anderson), custodian, transfer agency, administrative, accounting and dividend disbursing expenses, legal fees, leverage expenses, expenses of independent auditors, expenses of personnel including those who are affiliates of Kayne Anderson reasonably incurred in connection with arranging or structuring portfolio transactions for us, expenses of repurchasing our securities, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

DESCRIPTION OF KAYNE NOTES AND BORROWINGS

      The Charter authorizes us, without prior approval of holders of common and preferred stock, including ARP Shares, to borrow money. We may issue additional notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security our assets to the extent permitted by the 1940 Act or Rating Agency Guidelines. In connection with such borrowing, we may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Any Borrowings, including, without limitation, the Kayne Notes discussed below, will rank senior to the ARP Shares.

      At or around the time of this offering, we expect to issue three series of Kayne Notes in an aggregate principal amount of $[                    ] pursuant to the provisions of an indenture. The Bank of New York Trust Company, N.A. serves as trustee and The Bank of New York serves as auction agent for the Kayne Notes. Kayne Notes pay interest at rates that vary based on auctions normally held every seven (7) or twenty-eight (28) days. Kayne Notes rank senior to our common stock and ARP Shares. Kayne Notes may be redeemed prior to their maturity at our option, in whole or in part, under certain circumstances and are subject to mandatory redemption upon our failure to maintain asset coverage requirements with respect to Kayne Notes.

      Limitations. Under the requirements of the 1940 Act, we, immediately after issuing any Borrowings that are senior securities representing indebtedness, including Kayne Notes, must have an asset coverage of at least 300%. With respect to any such Borrowings, asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of any such Borrowings that are senior securities representing indebtedness, issued by us. Certain types of Borrowings also may result in us being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. We will be subject to certain restrictions imposed by guidelines of one or more rating agencies that will issue ratings for Kayne Notes. Such restrictions may be more stringent than those imposed by the 1940 Act.

      Distribution Preference. A declaration of a dividend or other distribution on or purchase or redemption of common or ARP Shares is restricted: (1) at any time that an event of default under Kayne Notes or any other Borrowings has occurred and is continuing; or (2) if after giving effect to such declaration, we would not have eligible portfolio holdings with an aggregated Discounted Value at least equal to any asset coverage requirements associated with such Kayne Notes or other Borrowings; or (3) if we have not redeemed the full amount of Kayne Notes or other Borrowings, if any, required to be redeemed by any provision for mandatory redemption. In addition, the terms of any other Borrowings may contain provisions that limit certain of our activities, including the payment of dividends to holders of ARP Shares in certain circumstances.

      Voting Rights. Kayne Notes have no voting rights, except to the extent required by law or as otherwise provided in the indenture relating to the acceleration of maturity upon the occurrence and continuance of an event of default. In connection with any other Borrowings (if any), the 1940 Act does (in certain circumstances) grant to our lenders certain voting rights in the event of default in the payment of interest on or repayment of principal.

DESCRIPTION OF OUR COMMON STOCK

      The following is a brief description of our common stock. This description does not purport to be complete and is subject to, and qualified in its entirety by reference to, the MGCL, our Charter and our Bylaws.

      Our authorized common stock consists of [190,000,000] shares of stock, par value $0.001 per share. Our common stock is listed on the NYSE under the symbol “KYN”. There are no outstanding options or warrants to purchase our common stock. We have not authorized the issuance of any of our common stock under any equity compensation plans.

      All shares of our outstanding common stock have equal rights as to earnings, assets, dividends and voting and have been duly authorized, validly issued, fully paid and nonassessable. Dividends may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, appraisal, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director. Under Maryland Law, our stockholders generally are not personally liable for our debts and obligations.

CERTAIN PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW

AND OUR CHARTER AND BYLAWS

      The following description is based on relevant portions of the MGCL and on our Charter and Bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our Charter and Bylaws for a more detailed description of the provisions summarized below.

      The Maryland General Corporation Law and our Charter and Bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

      Reclassifying Stock. Under our Charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our Charter provides that the Board of Directors, without any action by our stockholders, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

      Classified Board of Directors. Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire in 2005, 2006 and 2007, respectively. Beginning in 2005, upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

      Election of Directors. Our Charter and Bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Pursuant to our Charter, our Board of Directors may amend the Bylaws to alter the vote required to elect directors.

      Number of Directors; Vacancies; Removal. Our Charter provides that the number of directors will be set only by the Board of Directors in accordance with our Bylaws. Our Bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless our Bylaws are amended, the number of directors may never be less than the minimum number required by the Maryland General Corporation Law nor more than fifteen. Our Charter provides that, at such time as we have at least three independent directors and our common stock is registered under the Exchange Act, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

      Our Charter provides that a director may be removed only for cause, as defined in the Charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

      Action by Stockholders. Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or, unless the charter provides for stockholder action by less than unanimous written consent (which is not the case for our Charter), by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our Bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

      Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals. Our Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

      Calling of Special Meetings of Stockholders. Our Bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

      Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws. Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter generally provides for approval of Charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our Charter also provides that certain Charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 80 percent of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our Charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors. Our Charter and Bylaws provide that the Board of Directors will have the exclusive power to adopt, alter or repeal any provision of our Bylaws and to make new Bylaws.

Closed-End Structure

      Closed-end funds differ from open-end management investment companies (commonly referred to as “mutual funds”). Closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the stockholder. In contrast, mutual funds issue securities redeemable at net asset value at the option of the stockholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. Accordingly, closed-end funds have greater flexibility than open-end funds to make certain types of investments, including investments in illiquid securities.

Possible Conversion to Open-End Fund Status

      Our Charter provides that any proposal for our conversion from a closed-end company to an open-end company requires the approval of our Board of Directors and the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such proposal is also approved by at least 80 percent of our continuing directors (in addition to the approval by our Board of Directors), such proposal may be approved by a majority of the votes entitled to be cast on the matter. See “Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws” for a discussion of voting requirements applicable to our conversion to an open-end investment company. If we converted to an open-end investment company, we would be required to redeem all preferred stock and certain other Borrowings (such as Kayne Notes) then outstanding (requiring in turn that we liquidate a portion of our investment portfolio) and our common stock would no longer be listed on the NYSE. Conversion to open-end status could also require us to modify certain investment restrictions and policies. Stockholders of an open-end investment company may require the investment company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. Our Board of Directors may at any time propose our conversion to an open-end company, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing.

TAX MATTERS

      The following discussion of federal income tax matters is based on the advice of our counsel, Paul, Hastings, Janofsky & Walker LLP.

      This section summarizes the material U.S. federal income tax consequences of owning ARP shares for U.S. taxpayers. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign taxes. As with any investment, you should consult your own tax professional about your particular consequences. Investors should consult their own tax advisors regarding the tax consequences of investing in us.

Federal Income Taxation of Kayne Anderson MLP Investment Company

      We are treated as a corporation for federal income tax purposes. Thus, we are obligated to pay federal income tax on our taxable income. We are also obligated to pay state income tax on our taxable income, either because the states follow the federal treatment or because the states separately impose a tax on us. We invest our assets principally in MLPs, which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, we have to report our allocable share of the MLP’s taxable income in computing our taxable income. We expect that the cash flow received by us with respect to our MLP investments will exceed the taxable income allocated to us. There is no assurance that our expectation regarding the tax character of MLP distributions will be realized in the future. If this expectation is not realized, there will be greater tax expense borne by us and less cash available to make required interest, principal and redemption payments to holders of Kayne Notes. In addition, we will take into account in our taxable income amounts of gain or loss recognized on the sale of MLP units. Currently, the maximum regular federal income tax rate for a corporation is generally 35%, but we may be subject to a 20% alternative minimum tax on our alternative minimum taxable income to the extent that the alternative minimum tax exceeds our regular income tax. We accrue deferred tax liabilities associated with unrealized capital gains on our investments.

      As a corporation for tax purposes, our earnings and profits will be calculated using accounting methods that are different from tax calculation methods. For instance, to calculate our earnings and profits we will use the straight-line depreciation method rather than the accelerated depreciation method. This treatment may, for example, affect our earnings and profits if an MLP in which we invest calculates its income using accelerated depreciation. Our earnings and profits would not be increased solely by the income passed through from the MLP, but we would also have to include in our earnings and profits the amount by which the accelerated depreciation exceeded straight-line depreciation.

      Because of the differences in the manner in which earnings and profits and taxable income are calculated, we may make distributions out of earnings and profits, treated as dividends, in years in which we have no taxable income.

      In addition, in calculating our alternative minimum taxable income, certain percentage depletion deductions and intangible drilling costs may be treated as items of tax preference. Items of tax preference increase alternative minimum taxable income and increase the likelihood that we may be subject to alternative minimum tax.

      Currently, we do not expect to elect to be treated as a regulated investment company under the Internal Revenue Code. The Internal Revenue Code generally provides that a regulated investment company does not pay an entity level income tax, provided that it distributes all or substantially all of its income. Thus, the regulated investment company taxation rules have no current application to us.

Federal Income Tax Treatment of Holders of ARP Shares

      Under present law, we are of the opinion that ARP Shares constitute equity of the Company, and thus distributions with respect to ARP Shares (other than distributions in redemption of ARP Shares subject to Section 302(b) of the Internal Revenue Code) will generally constitute dividends to the extent of our allocable current or accumulated earnings and profits, as calculated for federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders but are expected to be treated as “qualified dividend income” that is generally subject to reduced rates of federal income taxation for noncorporate investors and are also expected to be eligible for the dividends received deduction available to corporate stockholders under Section 243 of the Internal Revenue Code.

      Under a federal income tax law enacted on May 28, 2003, qualified dividend income received by individual and other noncorporate stockholders is taxed at long-term capital gain rates, which currently reach a maximum of 15%. Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain criteria. To be treated as qualified dividend income, the stockholder must hold the shares paying otherwise qualifying dividend income more than 60 days during the 120-day period beginning 60 days before the ex-dividend date (or more than 90 days during the 180-day period beginning 90 days before the ex-dividend date in the case of certain preferred stock dividends). It is expected that Congress will enact legislation that will change the 120-day period to 121 days and change the 180-day period to 181 days. This holding period is tolled for periods during which the taxpayer’s risk of loss with respect to the stock is diminished. Eligibility for treatment as qualified dividend income may be affected by a Holder’s securities lending transactions, short sales and other similar transactions. The provisions of the Internal Revenue Code applicable to qualified dividend income are effective through 2008. Thereafter, higher tax rates will apply unless further legislative action is taken.

      Corporate holders should be aware that certain limitations apply to the availability of the dividends received deduction, including limitations on the aggregate amount of the deduction that may be claimed and limitations based on the holding period of the ARP Shares, which holding period may be reduced if the holder engages in risk reduction transactions with respect to its ARP Shares. Corporate holders should consult their own tax advisors regarding the application of these limitations to their particular situation.

      If our distribution exceeds our current and accumulated earnings and profits, the distribution will be treated as a non-taxable adjustment to the basis of the preferred stock to the extent of such basis, and then as capital gain to the extent of the excess distribution. Such gain will be long-term capital gain if the holding period for the preferred stock is more than one year. Individuals are currently subject to a maximum tax rate of 15% on long-term capital gains. This rate is currently scheduled to increase to 20% for tax years beginning after December 31, 2008. Corporations are taxed on capital gains at their ordinary graduated rates.

      A corporation’s earnings and profits are generally calculated by making certain adjustments to the corporation’s reported taxable income. Based upon the historic performance of similar MLPs, we anticipate that the distributed cash from the MLPs in our portfolio will exceed our earnings and profits. Thus, it is possible that only a portion of our distributions will be treated as dividends to our preferred stockholders for federal income tax purposes. We will notify stockholders annually as to the federal income tax status of our distributions to them.

      Special rules apply to the calculation of earnings and profits for corporations invested in energy ventures. Our earnings and profits will be calculated using (1) straight-line depreciation rather than a percentage depletion method and (2) five-year and ten-year amortization of drilling costs and exploration and development costs, respectively. Thus, these deductions may be significantly lower for purposes of calculating earnings and profits than they are for purposes of calculating taxable income. Because of these differences, we may make distributions out of earnings and profits, treated as dividends, in years in which our distributions exceed our taxable income.

Sale of ARP Shares

      The sale of ARP Shares by holders will generally be a taxable transaction for federal income tax purposes. Holders of ARP Shares who sell such shares will generally recognize gain or loss in an amount equal to the difference between the net proceeds of the sale and their adjusted tax basis in the shares sold. If such ARP Shares are held as a capital asset at the time of the sale, the gain or loss will generally be a capital gain or loss. Similarly, a redemption by us (including a redemption resulting from our liquidation), if any, of all the ARP Shares actually and constructively held by a stockholder generally will give rise to capital gain or loss under Section 302(b) of the Internal Revenue Code if the stockholder does not own (and is not regarded under certain tax law rules of constructive ownership as owning) any of our common stock, and provided that the redemption proceeds do not represent declared but unpaid dividends. Other redemptions may also give rise to capital gain or loss, but certain conditions imposed by Section 302(b) of the Internal Revenue Code must be satisfied to achieve such treatment, and Holders should consult their own tax advisors regarding such conditions.

      Capital gain or loss will generally be long-term capital gain or loss if the ARP Shares were held for more than one year and will be short-term capital gain or loss if the disposed ARP Shares were held for one year or less. Net long-term capital gain recognized by a noncorporate U.S. holder generally will be subject to tax at a lower rate (currently a maximum rate of 15%) than net short-term capital gain or ordinary income (currently a maximum rate of 35%). Under current law, the maximum tax rate on capital gain for noncorporate holders is scheduled to increase to 20% for taxable years after 2008. For corporate holders, capital gain is generally taxed at the same rate as ordinary income, that is, currently at a maximum rate of 35%. A holder’s ability to deduct capital losses may be limited.

Backup Withholding

      We may be required to withhold, for U.S. federal income tax purposes, a portion of all taxable distributions (including redemption proceeds) payable to stockholders who fail to provide us with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the Internal Revenue Service (“IRS”) that they are subject to backup withholding (or if we have been so notified). Certain corporate and other stockholders specified in the Internal Revenue Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS.

Other Taxation

      Foreign stockholders, including stockholders who are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty.

      Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them before making an investment in ARP Shares.

Tax Risks

      Investing in ARP Shares involves certain tax risks, which are described in the section “Risk Factors — Tax Risks.”

UNDERWRITING

      Lehman Brothers Inc., Citigroup Global Markets Inc. and UBS Securities LLC are acting as underwriters in this offering. Subject to the terms and conditions contained in the underwriting agreement by and among the underwriters, Kayne Anderson and us, dated the date of this prospectus (a copy of which is filed as an exhibit to the registration statement of which this prospectus is a part), the underwriters have agreed to purchase from us, and we have agreed to sell to the underwriters, the number of ARP Shares set forth below opposite each underwriter’s name.

Number of
Underwriters	ARP Shares

Lehman Brothers Inc.
Citigroup Global Markets, Inc.
UBS Securities LLC

      The underwriting agreement provides that the underwriters are obligated to purchase, subject to certain conditions, all ARP Shares being offered if any are purchased. The conditions contained in the underwriting agreement include requirements that (1) the representations and warranties made by us and by Kayne Anderson to the underwriters are true; (2) there has been no material change in the financial markets; and (3) we and Kayne Anderson deliver customary closing documents to the underwriters.

      After the auction that includes the newly issued ARP Shares, payment by each purchaser of ARP Shares sold through the auction will be made in accordance with the procedures described under “The Auctions.”

Underwriting Discounts

      The underwriters have advised us that they propose to offer ARP Shares directly to the public at the public offering price presented on the cover page of this prospectus. Underwriting discounts and commissions will be equal to $           per ARP Share, which is equal to      % of the offering price. We will pay all underwriting discounts and commissions. Investors must pay for any ARP Shares purchased on or before [                    ], 2005. After the offering, the Underwriters may change the price at which they re-offer the ARP Shares and other selling terms.

Indemnification

      We and the Adviser have agreed to indemnify the underwriters against certain liabilities relating to this offering, including liabilities under the 1933 Act and liabilities arising from breaches of the representations and warranties contained in the underwriting agreement and to contribute to payments that the underwriters may be required to make for those liabilities; provided that such indemnification shall not extend to any liability or action resulting directly from the gross negligence or willful misconduct of the underwriters.

Listing

      ARP Shares, which have no history of public trading, will not be listed on an exchange or automated quotation system. Broker-Dealers may maintain a secondary trading market in ARP Shares outside of auctions; however, they have no obligation to do so, and there can be no assurance that a secondary market for ARP Shares will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price will be subject to variables to be determined at the time of the trade by such Broker-Dealers). We have been advised that the underwriters currently intend to make a market in ARP Shares, as permitted by applicable laws and regulations. However, the underwriters are not obligated to make a market in ARP Shares between auctions and the market making may be discontinued at any time at their sole discretion.

Electronic Distribution

      A prospectus in electronic format may be made available on the Internet sites or through other online services maintained by the underwriters or their affiliates. In those cases, prospective investors may view offering terms online and prospective investors may be allowed to place orders online. The underwriters may allocate a specific number of shares for sale to online brokerage account holders. Any such allocation for online distributions will be made by the representative on the same basis as other allocations.

      Other than the prospectus in electronic format, the information on the underwriters’ web sites and any information contained in any other web site maintained by the underwriters is not part of the prospectus or the registration statement of which this prospectus forms a part, has not been approved and/or endorsed by us and should not be relied upon by investors.

Certain Relationships and Fees

      To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, we anticipate that the underwriters may from time to time act as brokers or dealers and receive fees in connection with the execution of our portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter. We anticipate that the underwriters or one of their affiliates may from time to time act in auctions as a Broker-Dealer or dealer and receive fees as described under “Description of Series D Auction Rate Preferred Shares.”

Addresses

      The respective addresses of the underwriters are: Lehman Brothers Inc., 745 Seventh Avenue, New York, New York 10019, Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York 10013, and UBS Securities LLC, 299 Park Avenue, New York, New York 10171.

AUCTION AGENT, TRANSFER AGENT, REGISTRAR, DIVIDEND PAYING AGENT AND

REDEMPTION AGENT

      The Bank of New York acts as the Auction Agent, transfer agent, registrar, dividend paying agent and redemption agent with respect to ARP Shares. Its principal business address is 101 Barclay Street, New York, New York 10286.

ADMINISTRATOR, CUSTODIAN AND FUND ACCOUNTANT

      Bear Stearns Funds Management Inc. (“Administrator”) provides certain administrative services for us, including but not limited to preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. The Administrator is located at 383 Madison Avenue, 23rd Floor, New York, New York 10179.

      The Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540-6231, an affiliate of our Administrator, is the custodian of our securities and other assets.

      Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, acts as our fund accountant. Ultimus assists in the calculation of our net asset value and maintains and keeps current the accounts, books, records and other documents relating to our financial and portfolio transactions.

LEGAL OPINIONS

      Certain legal matters in connection with ARP Shares will be passed upon for us by Paul, Hastings, Janofsky & Walker LLP, Los Angeles, California, and for the underwriters by Morrison and Foerster LLP, New York, New York. Paul, Hastings, Janofsky & Walker LLP and Morrison and Foerster LLP may rely as to certain matters of Maryland law on the opinion of Venable LLP, Baltimore, Maryland.

(LEHMAN BROTHERS WATERMARK)

$60,000,000

Auction Rate Preferred Stock
2,400 shares, Series D

PROSPECTUS

                               , 2005

LEHMAN BROTHERS

CITIGROUP
UBS INVESTMENT BANK

PART B
STATEMENT OF ADDITIONAL INFORMATION OF
REGISTRANT

     The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission (“SEC”) is effective. This statement of additional information is not an offer to sell these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED March 10, 2005
KAYNE ANDERSON MLP INVESTMENT COMPANY
STATEMENT OF ADDITIONAL INFORMATION

     Kayne Anderson MLP Investment Company (referred to herein as “we,” “our,” “us,” or “the Company”), a Maryland corporation, is a recently organized, non-diversified closed-end management investment company.

     This statement of additional information relating to our Series D Auction Rate Preferred Stock (“ARP Shares”), is not a prospectus, but should be read in conjunction with our prospectus relating thereto dated [                       ], 2005. This statement of additional information does not include all information that a prospective investor should consider before purchasing ARP Shares. Investors should obtain and read our prospectus prior to purchasing ARP Shares. A copy of our prospectus may be obtained from us without charge by calling (877) 657-3863/MLP-FUND or on the SEC’s web site (http://www.sec.gov). Capitalized terms used but not defined in this statement of additional information have the meanings ascribed to them in the prospectus.

     This statement of additional information is dated [                       ], 2005.

-i-

INVESTMENT OBJECTIVE

     Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in public and private investments in energy-related master limited partnerships, limited liability companies and their affiliates (collectively, “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). There can be no assurance that we will achieve our investment objective. “Midstream energy assets” refers to assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal.

     Our investment objective is considered fundamental and may not be changed without the approval of the holders of a majority of our voting securities. When used with respect to our particular voting securities, a “majority of the outstanding” voting securities means (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less.

INVESTMENT POLICIES

     Except as described below, we, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding voting securities:

               (1) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent us from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

               (2) Purchase or sell commodities as defined in the Commodity Exchange Act, as amended, and the rules and regulations thereunder, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent us from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

               (3) Borrow money or issue senior securities, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. See “Use of Financial Leverage” and “Risk Factors – Leverage Risk” in the prospectus.

               (4) Make loans to other persons except (a) through the lending of our portfolio securities, (b) through the purchase of debt obligations, loan participations and/or engaging in direct corporate loans in accordance with our investment objectives and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. We may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.

               (5) Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, we may be deemed to be an underwriter under applicable securities laws.

               (6) Concentrate our investments in a particular “industry,” as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time; provided, however, that this concentration limitation does not apply to (a) our investments in MLPs and other Midstream Energy Companies, which will be concentrated in the midstream energy industry in particular, and the energy industry in general, and (b) our investments in securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

     The remainder of our investment policies, including our investment strategy, are considered non-fundamental and may be changed by the Board of Directors without the approval of the holders of a majority of our voting securities, provided that our securities holders receive at least 60 days’ prior written notice of any change. We have adopted the following non-fundamental investment policies:

•	For as long as the word “MLP” is in our name, it shall be our policy, under normal market conditions, to invest at least 80% of our total assets in MLPs.

•	Under normal market conditions, we intend to invest 50% (but not less than 40%) of our total assets in publicly traded securities of MLPs and other Midstream Energy Companies.

•	Under normal market conditions, we intend to invest 50% (but not more than 60%) of our total assets in unregistered or otherwise restricted securities of MLPs and other Midstream Energy Companies. The types of unregistered or otherwise restricted securities that we may purchase include common units, subordinated units, preferred units, and convertible units of, and general partner interests in, MLPs, and securities of other public and private Midstream Energy Companies.

•	We may invest up to 15% of our total assets in any single issuer.

•	We may invest up to 20% of our total assets in debt securities of MLPs and other Midstream Energy Companies, including below investment grade debt securities rated at least B3 by Moody’s Investors Service, Inc. and at least B- by Standard & Poor’s at the time of purchase, or comparably rated by another rating agency. In addition, up to one-quarter of our permitted investments in debt securities (or up to 5% of our total assets) may include unrated debt securities of private companies.

•	We may issue or use Leverage Instruments in an aggregate amount up to 30% of our total assets inclusive of such Leverage Instruments.

•	We may, but are not required to, use derivative investments and engage in short sales to hedge against interest rate, market and issuer risks.

     Unless otherwise stated, all investment restrictions apply at the time of purchase and we will not be required to reduce a position due solely to market value fluctuations.

     For purposes of the temporary investment positions that we take (see “Investment Objective and Policies – General Partner Interests – Temporary Defensive Position” in our prospectus), and in general (unless otherwise noted), cash and cash equivalents are defined to include, without limitation, the following:

               (1) U.S. Government securities, which are obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities.

               (2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000, therefore, certificates of deposit we purchased may not be fully insured.

               (3) Repurchase agreements, which involve purchases of debt securities. At the time we purchase securities pursuant to a repurchase agreement, we simultaneously agree to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures us a predetermined yield during the holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for us to invest temporarily available cash.

               (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between us and a corporation. There is no secondary market for such notes. However, they are redeemable by us at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all its financial obligations, because our liquidity might be impaired if the corporation were unable to pay principal and interest on demand. To be characterized by us as “cash or cash equivalents,” investments in commercial paper will be limited to commercial paper rated in the highest categories by a rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

               (5) Bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

               (6) Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

               (7) Shares of money market funds in accordance with the applicable provisions of the 1940 Act.

OUR INVESTMENTS

     Some Midstream Energy Companies operate as “public utilities” or “local distribution companies,” and are therefore subject to rate regulation by state or federal utility commissions. However, Midstream Energy Companies may be subject to greater competitive factors than utility companies, including competitive pricing in the absence of regulated tariff rates, which could cause a reduction in revenue and which could adversely affect profitability. Most MLPs and other Midstream Energy Companies with pipeline assets are subjected to government regulation concerning the construction, pricing and operation of pipelines. In many cases, the rates and tariffs charged by these pipelines are monitored by the Federal Energy Regulatory Commission (“FERC”) or various state regulatory agencies.

     MLPs and other Midstream Energy Companies typically achieve distribution growth by internal and external means. MLPs achieve growth internally by experiencing higher commodity volume driven by the economy and population, and through the expansion of existing operations, including increasing the use of underutilized capacity, pursuing projects that can leverage and gain synergies with existing operations and pursuing so called “greenfield projects,” which involve building and operating facilities on undeveloped land that is generally cheaper and more flexible in its use than developed urban properties. External growth is achieved by making accretive acquisitions.

     MLPs and other Midstream Energy Companies operating interstate pipelines and storage facilities are subject to substantial regulation by the FERC, which regulates interstate transportation rates, services and other matters regarding natural gas pipelines including: the establishment of rates for service; regulation of pipeline storage and liquified natural gas facility construction; issuing certificates of need for companies intending to provide energy services or constructing and operating interstate pipeline and storage facilities; and certain other matters. FERC also regulates the interstate transportation of crude oil, including: regulation of rates and practices of oil pipeline companies;

pipeline companies; establishing equal service conditions to provide shippers with equal access to pipeline transportation; and establishment of reasonable rates for transporting petroleum and petroleum products by pipeline.

     MLPs and other Midstream Energy Companies may be subject to liability relating to the release of substances into the environment, including liability under federal “Superfund” and similar state laws for investigation and remediation of releases and threatened releases of hazardous materials, as well as liability for injury and property damage for accidental events, such as explosions or discharges of materials causing personal injury and damage to property. Such potential liabilities could have a material adverse effect upon the financial condition and results of operations of MLPs.

     MLPs and other Midstream Energy Companies are subject to numerous business related risks, including: deterioration of business fundamentals reducing profitability due to development of alternative energy sources, changing demographics in the markets served, unexpectedly prolonged and precipitous changes in commodity prices and increased competition which takes market share; the lack of growth of markets requiring growth through acquisitions; disruptions in transportation systems; the dependence of certain MLPs upon the energy exploration and development activities of unrelated third parties; availability of capital for expansion and construction of needed facilities; a significant decrease in natural gas production due to depressed commodity prices or otherwise; the inability of MLPs to successfully integrate recent or future acquisitions; and the general level of the economy.

Additional Information About MLPs

     An MLP is structured as a limited partnership, the interests in which (known as units) are traded on securities exchanges or over-the-counter. Organization as a partnership eliminates tax at the entity level.

     An MLP has one or more general partners (who may be individuals, corporations, or other partnerships) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. Typically, the general partner is owned by company management or another publicly traded sponsoring corporation. When an investor buys units in a MLP, the investor becomes a limited partner.

     MLPs are formed in several ways. A nontraded partnership may decide to offer its securities to the public. Several nontraded partnerships may roll up into a single MLP. A corporation may spin-off a group of assets or part of its business into a MLP of which it is the general partner in order to realize the assets’ full value on the marketplace by selling the assets and use the cash proceeds received from the MLP to address debt obligations or to invest in higher growth opportunities, while retaining control of the MLP. A corporation may fully convert to a MLP, although since 1986 the tax consequences have made this an unappealing option for most corporations. Also, a newly formed company may operate as a MLP from its inception.

     The sponsor or general partner of MLPs, Midstream Energy Companies, and utilities may sell assets to MLPs in order to generate cash to fund expansion projects or repay debt. The MLP structure essentially transfers cash flows generated from these acquired assets directly to MLP limited partner unit holders.

     In the case of an MLP buying assets from its sponsor or general partner the transaction is intended to be based upon comparable terms in the acquisition market for similar assets. To help insure that appropriate protections are in place, the board of the MLP generally creates an independent committee to review and approve the terms of the transaction. The committee often obtains a fairness opinion and can retain counsel or other experts to assist its evaluation. Since both parties normally have a significant equity stake in the MLP, both parties generally have an incentive to see that the transaction is accretive and fair to the MLP.

     As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. Although the percentages vary among MLPs, the general partner’s marginal interest in distributions generally increases from 2% to 15% at the first designated distribution target level moving up to 25% and ultimately 50% as pre-established distribution per unit thresholds are met. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

     Because the MLP itself does not pay tax, its income or loss is allocated to its investors, irrespective of whether the investors receive any cash payment from the MLP. An MLP typically makes quarterly cash distributions. Although they resemble corporate dividends, MLP distributions are treated differently for tax purposes. The MLP distribution is treated as a return of capital to the extent of the investor’s basis in his MLP interest and, to the extent the distribution exceeds the investor’s basis in the MLP, capital gain. The investor’s original basis is the price paid for the units. The basis is adjusted downwards with each distribution and allocation of deductions (such as depreciation) and losses, and upwards with each allocation of taxable income.

     When the units are sold, the differences between the sales price and the investor’s adjusted basis equals taxable gain. The limited partner will not be taxed on distributions until (1) the limited partner sells the MLP units and pays tax on the gain, which gain is increased due to the basis decrease due to prior distributions; or (2) the limited partner’s basis reaches zero.

     For a further discussion and a description of MLP-related tax matters, see “Tax Matters.”

Below Investment Grade and Unrated Debt Securities

     The below investment grade debt securities in which we may invest are rated from B3 to Ba1 by Moody’s Investors Service, Inc., from B- to BB+ by Standard & Poor’s or are comparably rated by another rating agency.

     Investment in below investment grade and unrated debt securities involves substantial risk of loss. Below investment grade debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, to the extent we invest in below investment grade and unrated debt securities, an investment us is subject to the following specific risks: increased price sensitivity to changing interest rates and to a deteriorating economic environment; greater risk of loss due to default or declining credit quality; adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and if a negative perception of the below investment grade debt market develops, the price and liquidity of below investment grade debt securities may be depressed. This negative perception could last for a significant period of time.

     Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade or unrated debt issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of below investment grade or unrated debt securities outstanding has proliferated in the past decade as an increasing number of issuers have used below investment grade or unrated debt securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, downturns in profitability in specific industries, such as the Midstream Energy Company industry, could adversely affect the ability of below investment grade or unrated debt issuers in that industry to meet their obligations. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on our net asset value and the market value of our common stock. In addition, we may incur additional expenses to the extent we are required to seek recovery upon a default in payment or principal or interest on our portfolio holdings. In certain circumstances, we may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, we would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

     The secondary market for below investment grade and unrated debt securities may not be as liquid as the secondary market for investment grade debt securities, a factor which may have an adverse effect on our ability to dispose of a particular security when necessary to meet our liquidity needs. There are fewer dealers in the market for below investment grade and unrated debt securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade and unrated debt securities could contract further, independent of any specific adverse changes in the conditions of a particular issuer, and these instruments may become illiquid. As a result, we could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.

     We will not invest in distressed, below investment grade securities (those that are in default or the issuers of which are in bankruptcy). If a debt security becomes distressed while in our possession, we may be required to bear certain extraordinary expenses in order to protect and recover our investment if it is recoverable at all.

     See Appendix B to this statement of additional information for a description of the ratings used by Moody’s Investors Service, Inc., Fitch Ratings and Standard & Poor’s.

Thinly-Traded Securities

     We may also invest in securities that may not be restricted, but are thinly-traded. Although common units of MLPs and common stock of energy companies trade on the New York Stock Exchange (“NYSE”), the American Stock Exchange (“AMEX”), the NASDAQ Stock Market (“NASDAQ”) or other securities exchanges or markets, such securities may trade less than those of larger companies due to their relatively smaller capitalizations. Such securities may be difficult to dispose of at a fair price during times when we believe it is desirable to do so. Thinly-traded securities are also more difficult to value and the Adviser’s judgment as to value will often be given greater weight than market quotations, if any exist. If market quotations are not available, thinly-traded securities will be valued in accordance with procedures established by the Board of Directors. Investment of our capital in thinly-traded securities may restrict our ability to take advantage of market opportunities. The risks associated with thinly-traded securities may be particularly acute in situations in which our operations require cash and could result in borrowing to meet our short-term needs or incurring losses on the sale of thinly-traded securities.

Margin Borrowing

     We may in the future use margin borrowing of up to 30% of total assets for investment purposes when the Adviser believes it will enhance returns. Our margin borrowings create certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which we borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then we could be subject to a “margin call,” pursuant to which we must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of our assets, we might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice.

Our Use of Derivatives, Options and Hedging Transactions

     We may, but are not required to, use various hedging and other risk management transactions to seek to manage interest rate and market risks.

     Certain of these hedging and risk management transactions involve derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The specific derivative instruments to be used, or other transactions to be entered into, for such hedging purposes may include options on common equities, energy-related commodities, equity, fixed income and interest rate indices, swap agreements and related instruments.

     Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that we own or intend to acquire. Such instruments may also be used to “lock-in” recognized but unrealized gains in the value of portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. In addition, hedging transactions have other risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transactions or illiquidity of the derivative investments. Further, the ability to successfully employ these transactions depends on our ability to predict pertinent market movements. Thus, their use may result in losses greater than if they had not been used, may require us to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment, or may cause us to hold a security that we might otherwise sell. Additionally, amounts paid by us as premiums and cash or other assets held in margin accounts with respect to these transactions are not otherwise available to us for investment purposes.

     The use of hedging instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the CFTC and various state regulatory authorities. In addition, our ability to use hedging instruments may be limited by tax considerations. Market conditions will determine whether and in what circumstances we would employ any of the hedging and techniques described below. We will incur brokerage and other costs in connection with our hedging transactions.

     Options on Securities and Securities Indices. We may purchase and write (sell) call and put options on any securities and securities indices.

     An option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

     Call options are contracts representing the right to purchase a common stock at a specified price (the “strike price”) at a specified future date (the “expiration date”). The price of the option is determined from trading activity in the broad options market, and generally reflects the relationship between the current market price for the underlying common stock and the strike price, as well as the time remaining until the expiration date. We will write call options only if they are “covered.” A covered call option is a call option with respect to which we own the underlying security. When a covered call option is sold by us, we receive a fee for the option, but it exposes us during the term of the option to the possible loss of opportunity to realize appreciation in the market price of the underlying security beyond the strike price of that option or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security.

     Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market.

     All call and put options we will write will be covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities in a segregated account with a value at least equal to our obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces our net exposure on our written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. We may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

     We may terminate our obligations under an exchange traded call or put option by purchasing an option identical to the one we have written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Our ability to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when we so desire.

     We would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”), in the market value of securities of the type in which we may invest. We may also sell call and put options to close out our purchased options.

     Our options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options we may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

     There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If we are unable to effect a closing purchase transaction with respect to covered options we have written, we will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if we are unable to effect a closing sale transaction with respect to options we have purchased, we would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or The Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by The Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser’s ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

     Swap Agreements. Swap agreements are two-party contracts entered into for periods ranging from a few weeks to more than one year. A swap agreement is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

     The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index.

     Swap agreements may increase or decrease the overall volatility of our investments and share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from us. If a swap agreement calls for payments by us, we must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

     Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. We may be able to eliminate our exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, we may not be able to recover the money we expected to receive under the contract.

     A swap agreement can be a form of leverage, which can magnify our gains or losses. In order to reduce the risk associated with leveraging, we may cover our current obligations under swap agreements according to guidelines established by the SEC. If we enter into a swap agreement on a net basis, we will be required to segregate assets with a daily value at least equal to the excess, if any, of our accrued obligations under the swap agreement over the accrued amount we are entitled to receive under the agreement. If we enter into a swap agreement on other than a net basis, we will be required to segregate assets with a value equal to the full amount of our accrued obligations under the agreement.

     Equity Index Swap Agreements. In a typical equity swap agreement, one party agrees to pay another party the return on a security, security index or basket of securities in return for a specified interest rate. By entering into an equity index swap agreement, for example, the index receiver can gain exposure to securities making up the index of securities without actually purchasing those securities. Equity index swap agreements involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the interest that we will be committed to pay under the swap agreement.

     Credit Default Swap Agreements. We may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. We may be either the buyer or seller in the transaction. If we are a buyer and no event of default occurs, we lose our investment and recover nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, we receive a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

     Credit default swaps involve greater risks than if we had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. We will enter into swap agreements only with counterparties who are rated investment grade quality by at least one rating agency at the time of entering into such transaction or whose creditworthiness is believed by the Adviser to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value we pay to the buyer, resulting in a loss of value to us. When we act as a seller of a credit default swap agreement we are exposed to the risks of leverage, since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

     If we enter into a credit default swap, we may be required to report the swap as a “listed transaction” for tax shelter reporting purposes on our federal income tax return. If the Internal Revenue Service (the “IRS”) were to determine that the credit default swap is a tax shelter, we could be subject to penalties under the Internal Revenue Code.

     We may in the future employ new or additional investment strategies and hedging instruments if those strategies and instruments are consistent with our investment objective and are permissible under applicable regulations governing us.

     Additional Risks and Special Considerations Concerning Derivatives. In addition to the risks described above and in our prospectus, the use of derivative instruments involves certain general risks and considerations as described below.

     Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose us to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to our portfolio holdings, and there can be no assurance the Adviser’s judgment in this respect will be accurate. Consequently, the use of derivatives for hedging purposes might result in a poorer overall performance for us, whether or not adjusted for risk, than if we had not hedged our portfolio holdings.

     Credit Risk. Credit risk is the risk that a loss is sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or over-the-counter derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, we will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to us. We will enter into transactions in derivative instruments only with counterparties that the Adviser reasonably believes are capable of performing under the contract.

     Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, our success in using hedging instruments is subject to the Adviser’s ability to correctly predict changes in relationships of such hedge instruments to our portfolio holdings, and there can be no assurance that the Adviser’s judgment in this respect will be accurate. An imperfect correlation may prevent us from achieving the intended hedge or expose us to a risk of loss.

     Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. We might be required by applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts and/or make margin payments when we take positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If we are unable to close out our positions in such instruments, we might be required to continue to maintain such accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair our ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that we sell a portfolio security at a disadvantageous time. Our ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to us.

     Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

     Systemic or “Interconnection” Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

Legislation and Regulatory Risk

     At any time after the date of the prospectus and this statement of additional information, legislation may be enacted that could negatively affect our assets or the issuers of such assets. Changing approaches to regulation may have a negative impact on entities in which we invest. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on us or will not impair the ability of the issuers of the assets we hold to achieve their business goals, and hence, for us to achieve our investment objective.

When-Issued and Delayed Delivery Transactions

     We may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date we enter into a commitment to purchase securities on a when-issued or delayed delivery basis, we are required under rules of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for U.S. federal income tax purposes is includable in our taxable income. We may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that we specifically collateralize such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because at the time of delivery the market value may be less than cost.

Repurchase Agreements

     As temporary investments, we may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during our holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. We will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Adviser (as defined below), present minimal credit risk. Our risk is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold, but we may incur a loss if the value of the collateral declines, and may incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by us may be delayed or limited. The Adviser (as defined below) will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, we will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Lending of Portfolio Securities

     We may lend our portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by us. We would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. We may pay reasonable fees for services in arranging these loans. We would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five (5) business days. We would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in the Adviser’s judgment, a material event requiring a stockholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, we could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while we seek to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

MANAGEMENT

Directors and Officers

     Our business and affairs are managed under the direction of our Board of Directors, including the duties performed for us under the Investment Management Agreement. The Directors set broad policies for us and choose our officers. The members of our Board of Directors are as follows: Anne K. Costin, Steven C. Good, Terrence J. Quinn, Michael B. Targoff and Kevin S. McCarthy. The Directors who are not “interested persons” of Kayne Anderson or our underwriters as defined in the 1940 Act are referred to herein as “Independent Directors.” Due to a relationship with one of the underwriters in our initial public offering and the offering of ARP Shares, Ms. Costin is expected to be considered an “interested person” of Kayne Anderson MLP Investment Company as defined in the 1940 Act until six months after the completion of the offering of ARP Shares. Unless noted otherwise, references to our Independent Directors include Ms. Costin.

     Our Board of Directors has three standing committees, the Nominating Committee, the Valuation Committee and the Audit Committee. The Nominating Committee is responsible for appointing and nominating independent persons to our Board of Directors. Ms. Costin and Messrs. Good, Quinn, and Targoff are members of the Nominating Committee. If there is no vacancy on the Board, the Board of Directors will not actively seek recommendations from other parties, including stockholders. When a vacancy on the Board of Directors occurs and nominations are sought to fill such vacancy, the Nominating Committee may seek nominations from those sources it deems appropriate in its discretion, including our stockholders. To submit a recommendation for nomination as a candidate for a position on the Board, stockholders shall mail such recommendation to David Shladovsky, Secretary, at our address, 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067. Such recommendation shall include the following information: (a) evidence of stock ownership of the person or entity recommending the candidate (if submitted by one of our stockholders), (b) a full description of the proposed candidate’s background, including their education, experience, current employment, and date of birth, (c) names and addresses of at least three professional references for the candidate, (d) information as to whether the candidate is an “interested person” in relation to us, as such term is defined in the 1940 Act and such other information that may be considered to impair the candidate’s independence and (e) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board of Directors or during such other time as the Nominating Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating Committee and counsel to the Independent Directors. Recommendations received at any other time will be kept on file until such time as the Nominating Committee is accepting recommendations, at which point they may be considered for nomination. The Valuation Committee is responsible for the oversight of our pricing procedures and the valuation of our securities in accordance with such procedures. Messrs. Good, Quinn, and Targoff are members of the Valuation Committee. The Audit Committee is responsible for overseeing our accounting and financial reporting process, our system of internal controls, audit process and evaluating and appointing our independent auditors (subject also to Board of Director approval). Messrs. Good, Quinn, and Targoff serve on the Audit Committee. The Audit Committee met twice during the fiscal year ended November 30, 2004.

     Our Directors and officers who are “interested persons” by virtue of their employment by Kayne Anderson serve without any compensation from us. Each of our Independent Directors receives a $25,000 annual retainer for serving as a Director. In addition, our Independent Directors receive fees for each meeting attended, as follows: $2,500 per Board meeting; $1,500 per Audit Committee meeting; and $500 for other committee meetings. Committee meeting fees are not paid unless the meeting is held on a day when there is not a Board meeting and the meeting is more than 15 minutes in length. The Independent Directors are reimbursed for expenses incurred as a result of attendance at meetings of the Board and its committees.

     The following table sets forth estimated compensation to be paid by us during our first full fiscal year to the Independent Directors. We have no retirement or pension plans.

		Estimated Total
	Estimated Aggregate	Compensation From Us and
Director	Compensation From Us($)	Fund Complex($)(1)
Anne K. Costin	42,000	42,000
Steven C. Good	42,000	42,000
Terrence J. Quinn	42,000	42,000
Michael B. Targoff	42,000	42,000

(1)	The Directors do not oversee any other investment companies managed by our Adviser.

     None of our Independent Directors nor any of their immediate family members, has ever been a director, officer or employee of Kayne Anderson or its affiliates. We have no employees. Our officers are compensated by our Adviser. Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire in 2005, 2006 and 2007, respectively. Beginning in 2005, upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by our stockholders.

     The following table sets forth the dollar range of our equity securities beneficially owned by our Directors as of December 31, 2004:

Aggregate Dollar Range
of Equity Securities in
All Registered
	Dollar Range of Our	Investment Companies
	Equity Securities Owned	Overseen by Director in
Director	by Director	Fund Complex (1)
Anne K. Costin	$10,000-$50,000	$10,000-$50,000
Steven C. Good	$10,000-$50,000	$10,000-$50,000
Terrence J. Quinn	$10,000-$50,000	$10,000-$50,000
Michael B. Targoff	None	None
Kevin S. McCarthy	Over $100,000	Over $100,000

(1)	The Directors do not oversee any other investment companies managed by our Adviser.

     As of March 1, 2005, the Independent Directors (excluding Ms. Costin) and their respective immediate family members did not own beneficially or of record any class of securities of our Adviser or underwriters or any person directly or indirectly controlling, controlled by, or under common control with our Adviser or underwriters. Ms. Costin owns securities issued by, and recently retired from, one of the underwriters in this offering. Accordingly, Ms. Costin is expected to be considered an “interested person” of Kayne Anderson MLP Investment Company as defined in the 1940 Act until six months after the completion of the offering of ARP Shares.

     As of March 1, 2005, certain officers of Kayne Anderson, including all of our officers, own, in the aggregate, approximately $5 million of our common stock, which is less than one percent of the class outstanding.

INVESTMENT ADVISER

     Kayne Anderson (the “Adviser”), 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067, our investment adviser, is registered with the SEC under the Investment Advisers Act of 1940, as amended. Our Adviser provides us with professional investment supervision and management and permits any of its officers or employees to serve without compensation as our Directors or officers if elected to such positions.

     Kayne Anderson acts as our investment adviser pursuant to an Investment Management Agreement. The Investment Management Agreement will continue in effect from year to year after its initial two-year term so long as its continuation is approved at least annually by our Directors including a majority of Independent Directors or the vote of a majority of our outstanding voting securities. The Investment Management Agreement may be terminated at any time without the payment of any penalty upon 60 days’ written notice by either party, or by action of the Board of Directors or by a majority vote of our outstanding voting securities (accompanied by appropriate notice), and will terminate automatically upon assignment. The Investment Management Agreement may also be terminated, at any time, without payment of any penalty, by the Board of Directors or by vote of a majority of our outstanding voting securities (as defined under the 1940 Act), in the event that it shall have been established by a court of competent jurisdiction that the Adviser or any officer or director of the Adviser has taken any action which results in a breach of the covenants of the Adviser set forth in the Investment Management Agreement. The Investment Management Agreement provides that the Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement. As compensation for the Adviser’s services, we pay the Adviser a fee as described in our prospectus. See “Management — Investment Management Agreement” in our prospectus.

     In addition to the Adviser’s fee, we pay all other costs and expenses of our operations, such as compensation of our Directors (other than those affiliated with our Adviser), custodian, transfer agency, administrative, accounting and dividend disbursing expenses, legal fees, leverage expenses, expenses of independent auditors, expenses of personnel including those who are affiliates of the Adviser reasonably incurred in connection with arranging or structuring portfolio transactions for us, expenses of repurchasing our securities, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. All fees and expenses are accrued and deducted before payment of dividends to investors.

     On July 12, 2004, at the initial meeting of the Board of Directors, the Board considered the approval of an Investment Management Agreement with Kayne Anderson. In determining whether to approve the Investment Management Agreement, the Board of Directors reviewed and evaluated information provided by the Adviser in accordance with Section 15(c) of the 1940 Act. At the meeting, the Board considered a number of factors in reviewing and recommending approval of the new Investment Management Agreement, including the nature and quality of the services to be provided. The Board also considered the fees and expenses estimated to be borne by us, and the profitability of the relationship for the Adviser.

     In reviewing the quality of services to be provided to us, the Board of Directors considered performance information for other investment companies managed by Kayne Anderson. The Board considered the quality and depth of Kayne Anderson’s organization in general and of the investment professionals that would provide services to us. The Board reviewed the fees and expenses to be borne by us and noted, among other things, that Kayne Anderson is committed to managing and monitoring our operating expenses. The Board also reviewed the fees charged for closed-end investment companies that have relevant comparable characteristics. The Board noted that some closed-end investment companies that primarily invest in public securities of Midstream Energy Companies were on the lower end of the proposed fulcrum fee. Because we intend to invest approximately 50% of our total assets in unregistered or otherwise restricted securities of MLPs and other Midstream Energy Companies, the Board also considered the management fees of closed-end investment companies that invest a substantial portion of their assets in private placements, and found that their management fees were on the higher end of the proposed maximum fulcrum fee, and had incentive fees that potentially would substantially exceed the proposed fulcrum fee. On balance, because we have a blend of the characteristics and portfolio composition of both peer groups, the Board determined that the fees to be received by Kayne Anderson were reasonable in relation to the services to be provided. Further, the Board determined that the proposed fulcrum fee would be in the best interests of our shareholders because the management fee rate will not reach the higher end of the fulcrum unless our returns substantially outperform our benchmark index (the Standard & Poor’s 400 Utilities Index) by more than 6.00%.

     The Board examined the ability of the Adviser to provide an appropriate level of support and resources to us and whether the Adviser had sufficiently qualified personnel. The Board reviewed the costs and profitability to the Adviser in providing services to us and reviewed the benefits to be derived by the Adviser from its relationship with us, including the Adviser’s use of soft dollars. The Board also considered the indirect benefits that might be received by the Adviser in advising us.

     Based on the review, the Board, including the Independent Directors, concluded that the proposed management fees and other expenses to be borne by us under the Investment Management Agreement are fair, both absolutely and in comparison with those of other investment companies in the industry, and that stockholders should receive reasonable value in return for paying such fees and expenses. The Board therefore concluded that approving the management arrangement with the Adviser was in the best interests of stockholders and the Company.

CODE OF ETHICS

     We and the Adviser have each adopted a code of ethics, as required by federal securities laws. Under both codes of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for our portfolio or that are currently held by us, subject to certain general restrictions and procedures. The personal securities transactions of our access persons and those of the Adviser will be governed by the applicable code of ethics.

     The Adviser and its affiliates manage other investment companies and accounts. The Adviser may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the Adviser on our behalf. Similarly, with respect to our portfolio, the Adviser is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the Adviser and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The Adviser is not obligated to refrain from investing in securities held by us or other funds it manages.

     We and the Adviser have text-only versions of the codes of ethics that will be available on the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the codes of ethics may be obtained from us free of charge at (877) 657-3863/MLP-FUND , or by mailing the appropriate duplicating fee and writing to the SEC’s Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or submitting an e-mail request at publicinfo@sec.gov.

PROXY VOTING PROCEDURES

     SEC-registered advisers that have the authority to vote (client) proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Registered advisers also must maintain certain records on proxy voting. In many cases, we will invest in securities that do not generally entitle us to voting rights in our portfolio companies. When we do have voting rights, we will delegate the exercise of such rights to our Adviser, to whom our Board has delegated the authority to develop policies and procedures relating to proxy voting. Our Adviser’s proxy voting policies and procedures are summarized below.

     In determining how to vote, officers of our Adviser will consult with each other and our other investment professionals, taking into account the interests of us and our investors as well as any potential conflicts of interest. When the Adviser’s investment professionals identify a potentially material conflict of interest regarding a vote, the vote and the potential conflict will be presented to the Adviser’s Proxy Voting Committee for a final decision. If the Advisor determines that such conflict prevents the Advisor from determining how to vote on the proxy proposal in the best interests of the Company, the Advisor shall either (1) vote in accordance with a predetermined specific policy to the extent that the Advisor’s policies and procedures include a pre-determined voting policy for such proposal or (2) disclose the conflict to our Board and obtain the Board’s consent prior to voting on such proposal.

     An officer of our Adviser will keep a written record of how all such proxies are voted. Our Adviser will retain records of (1) its proxy voting policies and procedures, (2) all proxy statements received regarding investor’s securities (or it may rely on proxy statements filed on the SEC’s EDGAR system in lieu thereof), (3) all votes cast on behalf of investors, (4) investor written requests for information regarding how the Adviser voted proxies of that investor and any written response to any (written or oral) investor requests for such information, and (5) any documents prepared by the Adviser that are material to making a decision on a proxy vote or that memorialized such decision. The aforementioned proxy voting records will be maintained, preserved and easily accessible for a period of not less than five years. The Adviser may rely on one or more third parties to make and retain the records of proxy statements and votes cast.

     Information regarding how proxies relating to our portfolio securities are voted during the 12-month period ended June 30, 2005 will be made available on or around August 30, 2005, (i) without charge, upon request, by calling (877) 657-3863/MLP-FUND (toll-free/collect); and (ii) on the SEC’s website at http://www.sec.gov.

     Our Adviser has adopted proxy voting guidelines that provide general direction regarding how the Adviser will vote on a number of significant and recurring ballot proposals. These guidelines are not mandatory voting policies, but rather are an indication of general voting preferences. The following are a few examples of these guidelines:

•	The Adviser generally votes against proposals to classify the board and for proposals to repeal classified boards and to elect directors annually.

•	The Adviser generally votes against proposals to ratify a poison pill and for proposals that ask a company to submit its poison pill for shareholder ratification.

•	The Adviser generally votes against proposals to require a supermajority shareholder vote to approve charter and bylaw amendments and for proposals to lower such supermajority shareholder vote requirements.

•	The Adviser generally votes for management proposals to increase the number of shares of common stock authorized for issue provided management demonstrated a satisfactory reason for the potential issuance of the additionally authorized shares.

•	The Adviser generally votes for proposals to increase common share authorization for a stock split provided management demonstrates a reasonable basis for the split and for proposals to implement a reverse stock split provided management demonstrates a reasonable basis for the reverse split.

•	Absent special circumstances (e.g., actions taken in the context of a hostile takeover attempt) indicating an abusive purpose, the Adviser, on a case-by-case basis, votes proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

•	Proposals to change a company’s state of incorporation area examined on a case-by-case basis.

•	The Adviser, on a case-by-case basis, votes on mergers and acquisitions taking into account at least the following:

o	anticipated financial and operating benefits;

o	offer price (cost vs. premium);

o	prospects of the combined companies,

o	how the deal was negotiated; and

o	changes in corporate governance and their impact on shareholder rights.

•	The Adviser generally supports shareholder social and environmental proposals, and votes such matters, on a case-by-case basis, where the proposal enhances the long-term value of the shareholder and does not diminish the return on investment.

PORTFOLIO MANAGER INFORMATION

     The following section discusses the accounts managed by our portfolio managers, the structure and method of our portfolio managers’ compensation, and their ownership of our securities. This information is current as of our fiscal year-end, November 30, 2004. We are the only registered investment company managed by our portfolio managers, Kevin McCarthy, J.C. Frey and David Fleischer. Currently, Messrs. McCarthy and Fleischer do not provide day-to-day portfolio management to any other accounts. Accordingly, there are no material conflicts of interest with respect to other accounts. The management fee we pay to Kayne Anderson is adjusted based on our performance in comparison to an Index. See “Management – Investment Management Agreement” in our prospectus and “Investment Adviser” in our statement of additional information. Our net assets, $792.8 million as of November 30, 2004, are the registered investment company assets and total assets managed by Messrs. McCarthy and Fleischer that are subject to a performance-based fee. Mr. Frey provides day-to-day portfolio management to 8 other accounts (6 pooled investment vehicles with total assets of approximately $776 million; and 2 separate accounts with total assets of $115 million), all of which have advisory fees that are based on the performance of the account. In combination with our assets, Mr. Frey manages approximately $1.6 billion. Mr. Fleischer receives a salary from Kayne Anderson. Messrs. McCarthy and Frey are compensated based on the amount of assets they manage and receive a portion of the advisory fees applicable to those accounts. Some of the other accounts managed by Mr. Frey may have investment strategies that are similar to ours. However, Kayne Anderson manages potential conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures. Each of our portfolio managers owns more than $100,000 of our common stock.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to the oversight of the Board of Directors, the Adviser is responsible for decisions to buy and sell securities for us and for the placement of our securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of the Adviser to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to the Adviser and its advisees. The best price to the us means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on our futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. We may pay mark-ups on principal transactions. In selecting broker/dealers and in negotiating commissions, the Adviser considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. The selection of a broker-dealer may take into account the sale of products sponsored or advised by the Adviser and/or its affiliates. If approved by our Board, the Adviser may select an affiliated broker-dealer to effect transactions in our fund, so long as such transactions are consistent with Rule 17e-1 under the 1940 Act.

     Section 28(e) of the Securities Exchange Act of 1934, as amended (“Section 28(e)”), permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

     In light of the above, in selecting brokers, the Adviser may consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Adviser or to us. The Adviser believes that the research information received in this manner provides us with benefits by supplementing the research otherwise available to us. The investment advisory fees paid by us to the Adviser under the Investment Management Agreement are not reduced as a result of receipt by the Adviser of research services.

     The Adviser may place portfolio transactions for other advisory accounts that it advises, and research services furnished by firms through which we effect our securities transactions may be used by the Adviser in servicing some or all of its accounts; not all of such services may be used by the Adviser in connection with us. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, the Adviser believes such costs to us will not be disproportionate to the benefits received by us on a continuing basis. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by us and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to us. In making such allocations between the us and other advisory accounts, the main factors considered by the Adviser are the investment objective, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to us and such other accounts and funds.

LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS

     Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

     Our Charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate us to indemnify any present or former Director or officer or any individual who, while serving as our Director or officer and, at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding.

     Our Bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former Director or officer or any individual who, while serving as our Director or officer and, at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our Charter and Bylaws also permit us to indemnify and advance expenses to any individual who served a predecessor of us in any of the capacities described above and any employee or agent of ours or our predecessor.

     Maryland law requires a corporation (unless its charter provide otherwise, which is not the case for our Charter) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to pay or reimburse reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

     In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

NET ASSET VALUE

     We determine the net asset value of our common stock as of the close of regular session trading on the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each month, and make our net asset value available for publication monthly. Net asset value is computed by dividing the value of all of our assets (including accrued interest and dividends), less all of our liabilities (including accrued expenses, dividends payable, current and deferred and other accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of shares of common stock outstanding.

     Any assets for which (a) reliable market quotations are not available in the judgment of Kayne Anderson or (b) the pricing service does not provide a valuation or provides a valuation that in the judgment of Kayne Anderson is stale or does not represent fair value, shall each be valued in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by our Board of Directors, the following valuation process will be used for such securities:

•	Investment Team Valuation. The applicable investments will initially be valued by Kayne Anderson’s investment professionals responsible for the portfolio investments.

•	Investment Team Valuation Documentation. Preliminary valuation conclusions will be documented and discussed with senior management of Kayne Anderson. Such valuations will be submitted to the Valuation Committee or the Board of Directors on a monthly basis, and will stand for intervening periods of time.

•	Valuation Committee. The Valuation Committee shall meet on or about the end of each month to consider new valuations presented by Kayne Anderson, if any, which were made in accordance with the Valuation Procedures in such month. Between meetings of the Valuation Committee, a senior officer of Kayne Anderson is authorized to make valuation determinations. The Valuation Committee’s valuations will stand for intervening periods of time unless the Valuation Committee meets again at the request of Kayne Anderson, the Board of Directors or the Committee itself. The Valuation Committee’s valuation determinations will be subject to ratification by the Board at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by the Board of Directors will review the valuation methodologies and calculations employed for these securities.

•	Board of Directors Determination. The Board of Directors will meet quarterly to consider the valuations provided by Kayne Anderson and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. The Board of Directors will consider the reports, if any, provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

     Unless otherwise determined by the Board of Directors, securities that are convertible into or otherwise will become publicly traded (e.g. through subsequent registration or expiration of a restriction on trading) will be valued through the process described above, using a valuation based on market value of the publicly traded security less a discount. The discount will initially be equal in amount to the discount negotiated at the time of purchase. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, Kayne Anderson may determine an amortization schedule for the discount in accordance with a methodology approved by the Valuation Committee.

     In addition, in fair-valuing our investments, consideration will be given to several factors, which may include, among others, the following:

•	the projected cash flows for the issuer or borrower;

•	the fundamental business data relating to the issuer or borrower;

•	an evaluation of the forces which influence the market in which these securities are purchased and sold;

•	the type, size and cost of holding;

•	the financial statements of the issuer or borrower;

•	the credit quality and cash flow of the issuer, based on Kayne Anderson’s or external analysis;

•	the information as to any transactions in or offers for the holding;

•	the price of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

•	the distributions and coupon payments;

•	the quality, value and saleability of collateral securing the security or loan;

•	the business prospects of the issuer/borrower, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s or borrower’s management;

•	the prospects for the issuer’s or borrower’s industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry;

•	any decline in value over time due to the nature of the assets for example, an entity that has a finite-life concession agreement with a government agency to provide a service (e.g., toll roads and airports);

•	the liquidity or illiquidity of the market for the particular portfolio instrument; and

•	other factors deemed relevant.

     Although a trading discount will not normally be applied to freely tradable securities, Kayne Anderson may recommend to the Valuation Committee that such a discount be applied when the relevant trading market is unusually illiquid or limited, or the size of our position is large compared to normal trading volumes over time.

     We may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in our portfolio and to estimate the associated deferred tax liability. Such estimates will be made in good faith and reviewed in accordance with the Valuation Procedures approved by our Board of Directors. From time to time we will modify our estimates and/or assumptions regarding our deferred tax liability as new information becomes available. To the extent we modify our estimates and/or assumptions, our net asset value would likely fluctuate.

     Securities that are convertible into or otherwise will become publicly traded (through subsequent registration or expiration of a restriction on trading), will be valued at the market value of the publicly traded security less a discount. The discount will initially be equal in amount to the discount negotiated at the time of purchase. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, Kayne Anderson may determine an amortization schedule for the discount in accordance with a methodology approved by the Valuation Committee.

     For publicly traded securities with a readily available market price, the valuation will be as described below. Readily marketable portfolio securities listed on any exchange other than the NASDAQ will be valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on the NASDAQ will be valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange will be valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

     Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, will be valued at the closing bid prices. Fixed income securities with a remaining maturity of 60 days or more will be valued by us using a pricing service. When price quotes are not available, fair market value will be based on prices of comparable securities. Fixed income securities maturing within 60 days will be valued on an amortized cost basis.

     Any derivative transaction that we enter into may, depending on the applicable market environment, have a positive or negative value for purposes of calculating our net asset value. Any option transaction that we enter into may, depending on the applicable market environment, have no value or a positive value. Exchange traded options and futures contracts will be valued at the closing price in the market where such contracts are principally traded.

     Because we are obligated to pay corporate income taxes, we accrue tax liability. As with any other liability, our net asset value is reduced by the accruals of our current and deferred tax liabilities (and any tax payments required in excess of such accruals). The allocation between current and deferred income taxes will be determined based upon the value of assets reported for book purposes compared to the respective net tax bases of assets recognized for federal income tax purposes. It is anticipated that cash distributions from MLPs in which we invest will not equal the amount of our taxable income because of the depreciation and amortization recorded by the MLPs in our portfolio. As a result, a portion of such cash distributions may not be treated by us as income for federal income tax purposes. The relative portion of such distributions not treated as income for tax purposes will vary among the MLPs, and also will vary year by year for each MLP. We will be able to confirm the portion of each distribution recognized as taxable income as we receive annual tax reporting information from each MLP.

ADDITIONAL INFORMATION CONCERNING THE AUCTIONS

General

     Auction Agency Agreement. We have entered into an Auction Agency Agreement (the “Auction Agency Agreement”) with the Auction Agent (currently, The Bank of New York) which provides, among other things, that the Auction Agent will follow the auction procedures for purposes of determining the Applicable Rate for ARP Shares so long as the Applicable Rate for ARP Shares is to be based on the results of an Auction.

     Broker-Dealer Agreements. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the “Broker-Dealer Agreements”) with several Broker-Dealers selected by us, which provide for the participation of those Broker-Dealers in Auctions for ARP Shares. See “Broker-Dealers” below.

     Securities Depository. The Depository Trust Company (“DTC”) will act as the Securities Depository for the Agent Members with respect to ARP Shares. One certificate for all of the ARP Shares will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of ARP Shares contained in the Articles Supplementary of Series D Auction Rate Preferred Stock (the “Articles Supplementary”). The Company also will issue stop-transfer instructions to the transfer agent for ARP Shares. Prior to the commencement, if ever, of the right of the holders of the ARP Shares to elect a majority of the Company’s directors, as described in the “Description of Series D Auction Rate Preferred Shares – Voting Rights” section of the prospectus, Cede & Co. will be the holder of record of all ARP Shares and beneficial owners of such ARP Shares will not be entitled to receive certificates representing their ownership interest in such ARP Shares.

     DTC, a New York-chartered limited purpose trust company, performs services for its participants (including the Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant (the “Agent Member”) in ARP Shares, whether for its own account or as a nominee for another person.

Concerning The Auction Agent

     The Auction Agent is acting as non-fiduciary agent for us in connection with auctions. In the absence of bad faith or gross negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been grossly negligent in ascertaining the pertinent facts.

     The Auction Agent may rely upon, as evidence of the identities of the Existing Holders of ARP Shares, the Auction Agent’s registry of Existing Holders, the results of auctions and notices from any Broker-Dealer (or other Person, if permitted by the Company) with respect to transfers described under “The Auctions” in the prospectus and notices from us. The Auction Agent is not required to accept any such notice for an auction unless it is received by the Auction Agent by 3:00 p.m., New York City time, on the Business Day preceding such auction.

     The Auction Agent may terminate the Auction Agency Agreement upon notice to us on a date no earlier than 60 days after such notice. If the Auction Agent should resign, we will use our best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. We may remove the Auction Agent provided that prior to such removal we shall have entered into such an agreement with a successor Auction Agent.

Broker-Dealers

     After each auction for ARP Shares, the Auction Agent will pay to each Broker-Dealer, from funds provided by us, a service charge at the annual rate of 1/4 of 1% in the case of any auction immediately preceding a Rate Period of less than one year, or a percentage agreed to by us and the Broker-Dealers in the case of any auction immediately preceding a Rate Period of one year or longer, of the purchase price of ARP Shares placed by such Broker-Dealer at such auction. For the purposes of the preceding sentence, ARP Shares will be placed by a Broker-Dealer if such ARP Shares were (a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (i) a Submitted Bid of an Existing Holder that resulted in such Existing

Holder continuing to hold such ARP Shares as a result of the Auction or (ii) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such ARP Shares as a result of the Auction or (iii) a valid Hold Order.

     The Company may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

     The Broker-Dealer Agreement provides that a Broker-Dealer (other than an affiliate of the Company) may participate in Auctions for its own account. However, we, by notice to all Broker-Dealers, may prohibit all Broker-Dealers from submitting Bids in Auctions for their own accounts, provided that they may continue to submit Hold Orders and Sell Orders for their own accounts. Any Broker-Dealer that is our affiliate may submit orders in Auctions, but only if such Orders are not for its own account. If a Broker-Dealer submits an Order for its own account in any Auction, it might have an advantage over other Bidders because it would have knowledge of all Orders submitted by it in that Auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that Auction.

TAX MATTERS

     The following discussion of federal income tax matters is based on the advice of Paul, Hastings, Janofsky & Walker LLP, our counsel.

Matters Addressed

     This section and the discussion in our prospectus (see “Tax Matters”) provide a general summary of the material U.S. federal income tax consequences to the persons who purchase, own and dispose of shares of ARP Shares. It does not address all federal income tax consequences that may apply to an investment in ARP Shares or to particular categories of investors, some of which may be subject to special rules. Unless otherwise indicated, this discussion is limited to taxpayers who are U.S. persons, as defined herein. The discussion that follows is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) and Treasury regulations promulgated thereunder as in effect on the date hereof and on existing judicial and administrative interpretations thereof. These authorities are subject to change and to differing interpretations, which could apply retroactively. Potential investors should consult their own tax advisors in determining the federal, state, local, foreign and any other tax consequences to them of the purchase, ownership and disposition of shares of stock. This discussion does not address all tax consequences that may be applicable to a U.S. person that is a beneficial owner of ARP Shares, nor does it address, unless specifically indicated, the tax consequences to, among others, (i) persons that may be subject to special treatment under U.S. federal income tax law, including, but not limited to, banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations and dealers in securities or currencies, (ii) persons that will hold ARP Shares as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for U.S. federal income tax purposes, (iii) persons whose functional currency is not the United States dollar or (iv) persons that do not hold ARP Shares as capital assets within the meaning of Section 1221 of the Internal Revenue Code.

     For purposes of this discussion, a “U.S. person” is (i) an individual citizen or resident of the United States, (ii) a corporation or partnership organized in or under the laws of the United States or any state thereof or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all the substantial decisions of such trust. Notwithstanding clause (iv) above, to the extent provided in regulations, certain trusts in existence on August 20, 1996, and treated as U.S. persons prior to such date that elect to continue to be so treated also shall be considered U.S. persons.

Tax Characterization for U.S. Federal Income Tax Purposes

     We are treated as a corporation for U.S. federal income tax purposes. Thus, we are subject to U.S. corporate income tax on our taxable income. Such taxable income would generally include all of our net income from our limited partner investments in MLPs. The current U.S. federal maximum graduated income tax rate for corporations is 35%. In addition, the United States also imposes a 20% alternative minimum tax on the recalculated alternative minimum taxable income of an entity treated as a corporation. Any such U.S. corporate income tax or alternative minimum tax could materially reduce cash available to make dividend payments to our stockholders. We are also obligated to pay state income tax on our taxable income, either because the states follow our federal classification as a corporation or because the states separately impose a tax on us.

     The MLPs in which we invest are generally treated as partnerships for U.S. federal income tax purposes. As a partner in the MLPs, we will be required to report our allocable share of partnership income, gain, loss, deduction and expense, whether or not any cash is distributed from the MLPs.

     The MLPs in which we invest are in the energy sector, primarily operating midstream energy assets; therefore, we anticipate that the majority of our items of income, gain, loss, deduction and expense will be related to energy ventures. However, some items are likely to relate to the temporary investment of our capital, which may be unrelated to energy ventures.

     In general, energy ventures have historically generated taxable income less than the amount of cash distributions that they produced, at least for periods of the investment’s life cycle. We anticipate that we will not incur U.S. federal income tax on a significant portion of our cash flow received, particularly after taking into account our current operating expenses. However, our particular investments may not perform consistently with historical patterns in the industry, and additional tax may be incurred by us.

     Although we intend to hold the interests in the MLPs for investment, we are likely to sell interests in a particular MLP from time to time. On any such sale, we will recognize gain or loss based upon the difference between the consideration received for tax purposes on the sale and our tax basis in the interest sold. The consideration received is generally the amount paid by the purchaser plus any debt of the MLP allocated to us that will shift to the purchaser on the sale. Our tax basis in an MLP starts with the amount paid for the interest, but is decreased for any distributions of cash received by us in excess of our allocable share of taxable income and decreased by our allocable share of net losses. Thus, although cash in excess of taxable income and net tax losses may create a temporary economic benefit to us, they will increase the amount of gain (or decrease the amount of loss) on the sale of an interest in an MLP. No favorable federal income tax rate applies to long-term capital gains for a corporation like us. Thus, we will be subject to federal income tax on our long-term capital gains at ordinary income rates of up to 35%.

     In calculating our alternative minimum taxable income, certain percentage depletion deductions and intangible drilling costs may be treated as items of tax preference. Items of tax preference increase alternative minimum taxable income and increase the likelihood that we may be subject to the alternative minimum tax.

     We will not elect to be treated as a regulated investment company for federal income tax purposes. In order to qualify as a regulated investment company, the income and assets of the company must meet certain minimum threshold tests. Because we intend to invest principally in MLPs, it is not expected that we could meet such tests. In contrast to the tax rules that will apply to us, a regulated investment company generally does not pay corporate income tax, taking into consideration a deduction for dividends paid to its stockholders. At the present time, the regulated investment company taxation rules have no application to us.

Tax Consequences of Certain Investments

     Federal Income Taxation of MLPs. MLPs are generally intended to be taxed as partnerships for federal income tax purposes. As a partnership, an MLP is treated as a pass-through entity for federal income tax purposes. This means that the federal income items of the MLP, though calculated and determined at the partnership level, are allocated among the partners in the MLP and are included directly in the calculation of the taxable income of the partners whether or not cash flow is distributed from the MLP. The MLP files an information return, but normally pays no federal income tax.

     MLPs are often publicly traded. Publicly traded partnerships (“PTPs”) are generally treated as corporations for federal income tax purposes. However, if a PTP satisfies certain income character requirements, the PTP will generally continue to be treated as partnership for federal income tax purposes. Under these requirements, a PTP must receive at least 90% of its gross income from certain “qualifying income” sources.

     Qualifying income for most PTPs includes interest, dividends, real property rents, real property gains, and income and gain from the exploration, development, mining or production, processing, refining, transportation or marketing of any mineral or natural resource (including fertilizer, geothermal energy, and timber).

     The federal tax rules relating to PTPs provide that the “qualifying income” exception to corporate tax treatment does not apply, in general, to any partnership that would be treated as a regulated investment company if the partnership were a corporation. For this reason, PTPs are generally structured to not be treated as regulated investment companies if such partnerships were corporations.

     As discussed above, the tax items of an MLP are allocated through to the partners of the MLP whether or not an MLP makes any distributions of cash. In part because estimated tax payments are payable quarterly, partnerships often make quarterly cash distributions. A distribution from a partnership will generally be treated as a non-taxable adjustment to the basis of our interest in the partnership to the extent of such basis, and then as gain to the extent of the excess distribution. The gain will generally be capital gain, but a variety of rules could potentially recharacterize the gain as ordinary income. Our tax basis is the price paid for the MLP interest plus any debt of the MLP allocated to us. The tax basis is decreased for distributions and allocations of deductions (such as percentage depletion) and losses, and increased for capital contributions and allocations of net income and gains.

     When interests in a partnership are sold, the difference between (i) the sum of the sales price and our share of debt of the partnership that will be allocated to the purchaser and (ii) our adjusted tax basis will be taxable gain or loss, as the case may be.

     We should receive a Schedule K-1 from each MLP, showing our share of each item of MLP income, gain, loss, deductions and expense. We will use that information to calculate our taxable income and our earnings and profits.

     Because we will be taxed as a corporation, we will report the tax items of the MLPs and any gain or loss on the sale of interests in the MLPs. Our stockholders will be viewed for federal income tax purposes as having income or loss on their investment in our stock rather than in the underlying MLPs. Stockholders will receive a Form 1099 from us based upon the distributions made (or deemed to have been made) rather than based upon the income, gain, loss or deductions of the MLPs.

PERFORMANCE RELATED AND COMPARATIVE INFORMATION

     We may quote certain performance-related information and may compare certain aspects of our portfolio and structure to other substantially similar closed-end funds. In reports or other communications to our stockholders or in advertising materials, we may compare our performance with that of (i) other investment companies listed in the rankings prepared by Lipper, Inc. (“Lipper”), Morningstar Inc. or other independent services; publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger’s Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today; or other industry or financial publications or (ii) the Standard and Poor’s Index of 500 Stocks, the Dow Jones Industrial Average, NASDAQ Composite Index and other relevant indices and industry publications. Comparison of ourselves to an alternative investment should be made with consideration of differences in features and expected performance. We may obtain data from sources or reporting services, such as Bloomberg Financial and Lipper, that we believe to be generally accurate.

     Our performance will vary depending upon market conditions, the composition of our portfolio and our operating expenses. Consequently any given performance quotation should not be considered representative of our performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in our portfolio with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing our performance with that of other investment companies should give consideration to the quality and type of the respective investment companies’ portfolio securities.

     Past performance is not indicative of future results. At the time stockholders sell their stock, it may be worth more or less than their original investment.

EXPERTS

     Our financial statements dated November 30, 2004, appearing in this statement of additional information has been audited by [__________________], independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. [__________________] provides auditing services to us. The principal business address of [__________________] is [__________________].

AUCTION AGENT

     The Bank of New York, 101 Barclay Street, New York, New York 10286, will serve as the Auction Agent with respect to the ARP Shares.

OTHER SERVICE PROVIDERS

     The Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540, acts as our custodian. Bear Stearns Funds Management Inc., located at 383 Madison Avenue, 23rd Floor, New York, New York 10179, provides certain administrative services for us. Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, acts as our fund accountant providing accounting services.

REGISTRATION STATEMENT

     A Registration Statement on Form N-2, including amendments thereto, relating to our ARP Shares offered hereby, has been filed by us with the SEC, Washington, D.C. Our prospectus and this statement of additional information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to us and the ARP Shares offered hereby, reference is made to our Registration Statement. Statements contained in our prospectus and this statement of additional information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
Kayne Anderson MLP Investment Company:

      In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, changes in net asset and cash flows and the financial highlights present fairly, in all material respects, the financial position of Kayne Anderson MLP Investment Company (the “Company”) at November 30, 2004, and the results of its operations, the changes in its net assets, its cash flows and its financial highlights for the period September 28, 2004 (commencement of operations) through November 30, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Company’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Accounting Oversight Board (United Sates). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

[______________________]

Los Angeles, California
January 21, 2005

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 2004

ASSETS
Investments, at fair value (Cost — $370,133,985)	$380,071,793
Investments in repurchase agreements (Cost — $424,574,278)	424,574,278

Total investments (Cost — $794,708,263)	804,646,071
Cash	47,329
Receivable for securities sold	347,300
Interest receivable	1,477,944
Dividends and distributions receivable	1,124,007
Prepaid expenses	153,984

Total Assets	807,796,635

LIABILITIES
Payable for securities purchased	7,792,693
Investment management fee payable	971,040
Call options written, at fair value (premiums received – $200,995)	610,000
Accrued directors’ fees and expenses	29,808
Accrued expenses and other liabilities	1,039,363
Current taxes	763,047
Deferred taxes	3,754,521

Total Liabilities	14,960,472

TOTAL NET ASSETS	$792,836,163

NET ASSETS CONSIST OF:
Common stock, $0.001 par value (33,165,900 shares issued and outstanding, 200,000,000 shares authorized)	$33,166
Paid-in capital	786,026,645
Undistributed net investment income, net of income taxes	645,381
Accumulated realized gains on investments and securities sold short, net of income taxes	413,689
Net unrealized gains on investments and options, net of income taxes	5,717,282

TOTAL NET ASSETS	$792,836,163

NET ASSET VALUE PER SHARE	$23.91

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF OPERATIONS
FOR THE PERIOD SEPTEMBER 28, 2004(1) THROUGH NOVEMBER 30, 2004

INVESTMENT INCOME
Income
Dividends and distributions	$2,210,157
Return of capital	(1,670,253)

Net dividends and distributions	539,904
Interest	2,067,733

Total Investment Income	2,607,637

Expenses
Advisory fees	971,040
Organizational expenses	150,000
Custodian fees and expenses	122,827
Administration fees	99,156
Audit fees	59,077
Insurance	34,192
Directors’ fees	29,808
Fund accounting fees	21,982
Reports to stockholders	16,739
Legal fees	10,520
Other expenses	16,661

Total Expenses — Before Taxes	1,532,002

Net Investment Income — Before Tax Expense	1,075,635

Current tax expense	(487,254)
Deferred tax benefit	57,000

Net Investment Income	645,381

REALIZED AND UNREALIZED GAIN ON INVESTMENTS, SECURITIES SOLD SHORT AND OPTIONS
Realized Gains
Investments	679,542
Securities sold short	9,940
Current tax expense	(275,793)

Net Realized Gains on Investments and Securities Sold Short	413,689

Net Change in Unrealized Gain/(Loss)
Investments	10,089,808
Options	(561,005)
Deferred tax expense	(3,811,521)

Net Change in Unrealized Gain on Investments and Options	5,717,282

Net Realized and Unrealized Gain on Investments, Securities Sold Short and Options	6,130,971

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,776,352

(1)	Commencement of operations.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD SEPTEMBER 28, 2004(1) THROUGH NOVEMBER 30, 2004

OPERATIONS
Net investment income	$645,381
Net realized gain on investments and securities sold short	413,689
Net change in unrealized gain on investments and options	5,717,282

Net Increase in Net Assets Resulting from Operations	6,776,352

CAPITAL SHARE TRANSACTIONS
Proceeds from initial public offering of 30,000,000 shares of common stock	750,000,000
Proceeds from issuance of 3,161,900 shares of common stock in connection with exercising an overallotment option granted to underwriters of the initial public offering	79,047,500
Underwriting discounts and offering costs associated with the issuance of common stock	(43,087,689)

Net Increase in Net Assets from Capital Stock Transactions	785,959,811

Total Increase in Net Assets	792,736,163

NET ASSETS
Beginning of period	100,000

End of period (includes undistributed net investment income of $645,381)	$792,836,163

(1)	Commencement of operations.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CASH FLOWS
FOR THE PERIOD SEPTEMBER 28, 2004(1) THROUGH NOVEMBER 30, 2004

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$6,776,352
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities
Deferred taxes	3,754,521
Amortization for bond premium	58,562
Increase in interest receivable	(1,477,944)
Increase in dividends and distributions receivable	(1,124,007)
Increase in prepaid expenses	(153,984)
Increase in investment management fee payable	971,040
Increase in accrued directors’ fees and expenses	29,808
Increase in accrued expenses and other liabilities	1,039,363
Increase in current taxes	763,047
Premiums received from call options written	200,995
Purchase of investments	(380,098,571)
Net purchase of short-term investments	(424,574,278)
Purchase of put options	(162,000)
Proceeds from sale of investments	16,532,646
Gain on investments	(689,482)
Return of capital distributions	1,670,253
Unrealized appreciation on investments and options	(9,528,803)

Net Cash Used in Operating Activities	(786,012,482)

CASH FLOWS FROM FINANCING ACTIVITIES
Net proceeds from the issuance of common stock	829,047,500
Underwriting discount and offering costs from the issuance of common stock	(43,087,689)

Net Cash Provided by Financing Activities	785,959,811

NET DECREASE IN CASH	(52,671)

CASH — BEGINNING OF PERIOD	100,000

CASH — END OF PERIOD	$47,329

(1)	Commencement of operations.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS
FOR THE PERIOD SEPTEMBER 28, 2004(1) THROUGH NOVEMBER 30, 2004

Per Share Operating Performance(2)
Net asset value, beginning of period	$23.70	(3)
Income from investment operations
Net investment income	0.02
Net realized and unrealized gain on investments, securities sold short and options	0.19

Total income from investment operations	0.21

Net asset value, end of period	$23.91

Per common stock market value, end of period	$24.90

Total investment return based on market value(4)	(0.40)%

Supplemental Data and Ratios
Net assets, end of period (000’s)	$792,836
Ratio of expenses to average net assets, before taxes	1.20	% (5)
Ratio of expenses, excluding non-recurring organizational expenses, to average net assets	1.08	% (5)
Ratio of net investment income to average net assets, after taxes	0.50	% (5)
Net increase in net assets resulting from operations to average net assets	5.30	% (5)
Portfolio turnover rate	11.78	% (6)

(1)	Commencement of operations.

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)	Initial public offering price of $25.00 per share less underwriting discounts of $1.25 per share and offering costs of $0.05 per share.

(4)	Not annualized. Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Company’s dividend reinvestment plan.

(5)	Ratios are annualized since period is less than one full year.

(6)	Amount not annualized. Calculated based on the sales of $16,879,946 of long-term investments divided by the average long-term investment balance of $143,328,309.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2004

	No. of
Description	Shares/Units	Value

Long-Term Investments — 47.9%
Equity Investments — 40.0%
Pipeline MLP(a) — 29.7%
Buckeye Partners, L.P.	162,800	$6,686,196
Copano Energy, L.L.C.(b)	66,400	1,638,752
Crosstex Energy, L.P.	66,000	2,047,980
Enbridge Energy Management, L.L.C.(c)	312,768	14,887,763
Enbridge Energy Partners, L.P.	338,000	16,788,460
Energy Transfer Partners, L.P.	98,700	5,327,826
Enterprise Products Partners L.P.	740,515	18,135,212
Genesis Energy, L.P.	53,800	657,436
Holly Energy Partners, L.P.(b)	35,200	1,171,808
Kaneb Pipe Line Partners, L.P.	307,900	18,458,605
Kinder Morgan Management, LLC(c)	1,203,923	49,180,241
Kinder Morgan Management, LLC(c)(d)	1,300,000	52,196,300
Magellan Midstream Partners, L.P.	266,100	15,492,342
MarkWest Energy Partners, L.P.	71,300	3,389,602
Northern Border Partners, L.P.	188,300	8,948,016
Pacific Energy Partners, L.P.	277,200	7,786,548
Plains All American Pipeline, L.P.	122,000	4,505,460
TC PipeLines, LP	7,785	299,723
TEPPCO Partners, L.P.	178,700	7,013,975
Valero L.P.	21,000	1,254,540

		235,866,785

Propane MLP — 5.6%
AmeriGas Partners, L.P.	17,600	526,064
Ferrellgas Partners, L.P.	125,200	2,582,876
Ferrellgas Partners, L.P. — Unregistered(d)	2,098,623	40,539,310
Inergy, L.P.	21,600	633,312

		44,281,562

Shipping MLP — 1.3%
Martin Midstream Partners L.P.	62,600	1,802,880
U.S. Shipping Partners L.P.(b)	328,900	8,206,055

		10,008,935

Coal MLP — 0.2%
Natural Resource Partners L.P.	29,900	1,578,720

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS — (CONTINUED)

	No. of
Description	Shares/Units	Value

MLP Affiliates — 2.9%
Atlas America, Inc.(e)	54,100	$1,717,134
Crosstex Energy, Inc.	100,885	4,062,639
Holly Corporation	40,000	1,126,800
Kinder Morgan, Inc.	166,800	11,559,240
MarkWest Hydrocarbon, Inc.	241,900	4,247,764

		22,713,577

Other Midstream Companies — 0.3%
Arlington Tankers Ltd.(b)	122,000	2,802,340

Total Equity Investments (Cost $306,609,767)		317,251,919

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000’s)

Fixed Income Investments — 7.9%
Pipeline MLP — 7.9%
Enterprise Products Operating L.P.	6.375%	02/01/13	$10,000	10,615,460
Kinder Morgan Energy Partners, L.P.	5.000	12/15/13	10,000	9,885,430
Kinder Morgan Energy Partners, L.P.	5.125	11/15/14	5,000	4,936,610
Magellan Midstream Partners, L.P.	5.650	10/15/16	12,000	11,978,544
MarkWest Energy Partners, L.P.	6.875	11/01/14	2,100	2,147,250
Plains All American Pipeline, L.P.	7.750	10/15/12	20,000	23,246,580

Total Fixed Income Investments (Cost $63,362,218)				62,809,874

Total Long-Term Investments (Cost $369,971,985)				380,061,793

	No. of
	Contracts

Short-Term Investments — 53.6%
Put Options Purchased — 0.0%
Kinder Morgan, Inc., expiring 01/21/05 @ $60.00(e)	1,000	5,000
Kinder Morgan, Inc., expiring 02/18/05 @ $60.00(e)	500	5,000

Total Put Options Purchased (Cost $162,000)		10,000

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS — (CONCLUDED)

	Interest	Maturity	Principal
Description	Rate	Date	Amount	Value

			(000’s)
Repurchase Agreement — 53.6%
Bear, Stearns & Co. Inc. (Agreement dated 11/30/04 to be repurchased at $424,597,276), collateralized by $436,888,298 in U.S. Government and Agencies (Cost $424,574,278)	1.950	12/01/04	$424,574	$424,574,278

Total Short-Term Investments (Cost $424,736,278)				424,584,278

Total Investments Before Options Written — 101.5% (Cost $794,708,263)				804,646,071

	No. of
	Contracts

Liabilities in Excess of Cash and Other Assets — (1.5)%
Call Options Written — (0.1)%
Kinder Morgan, Inc., expiring 01/21/05 @ $65.00(e)	1,000	(520,000)
Kinder Morgan, Inc., expiring 02/18/05 @ $70.00(e)	500	(90,000)

Total Call Options Written (premiums received $200,995)		(610,000)

Other Liabilities in Excess of Cash and Other Assets (1.4)%		(11,199,908)

Total Liabilities in Excess of Cash and Other Assets		(11,809,908)

Net Assets — 100.0%		$792,836,163

(a)	Includes Limited Liability Companies or L.L.C.s.

(b)	Non-income producing; security is expected to pay distributions within the next 12 months.

(c)	Distributions made are paid-in kind.

(d)	Fair valued security. These securities are restricted from public sale. The Company negotiates certain aspects of the method and timing of the disposition of these investments, including registration rights and related costs (See Notes 2 and 6).

(e)	Security is non-income producing.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

November 30, 2004

1.     Organization

      Kayne Anderson MLP Investment Company (the “Company”) was organized as a Maryland corporation on June 4, 2004, and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of its net assets plus any borrowings (“total assets”) in energy-related master limited partnerships and their affiliates (collectively, “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). The Company commenced operations on September 28, 2004. The Company’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYN”.

2.     Significant Accounting Policies

      A.     Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

      B.     Calculation of Net Asset Value — The Company determines its net asset value as of the close of regular session trading on the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each month, and makes its net asset value available for publication monthly. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and dividends), less all of its liabilities (including accrued expenses, dividends payable, current and deferred and other accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

      C.     Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day, except for short sales and call options written, for which the last quoted asked price is used. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

      Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Fixed income securities with a remaining maturity of 60 days or more are valued by the Company using a pricing service. Fixed income securities maturing within 60 days will be valued on an amortized cost basis.

      The Company holds securities that are privately issued or otherwise restricted. For these securities, as well as any other portfolio security held by the Company for which reliable market quotations are not readily available, valuations are determined in a manner that most fairly reflects fair value of the security on the

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•	Investment Team Valuation. The applicable investments are initially valued by Kayne Anderson Capital Advisors, L.P.’s (“Kayne Anderson” or the “Adviser”) investment professionals responsible for the portfolio investments;

•	Investment Team Valuation Documentation. Preliminary valuation conclusions are documented and discussed with senior management of Kayne Anderson;

•	Valuation Committee. The Valuation Committee, a committee of the Company’s Board of Directors, meets on an as-needed basis when valuations are not readily determinable. The Valuation Committee’s valuations stands for intervening periods of time unless the Valuation Committee meets again at the request of Kayne Anderson, the Board of Directors, or the Committee itself. All valuation determinations of the Valuation Committee are subject to ratification by the Board at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities.

•	Board of Directors Determination. The Board of Directors meets quarterly to consider the valuations provided by Kayne Anderson and the Valuation Committee, if applicable, and set valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

      At November 30, 2004, the Company held 11.70% of its net assets in securities valued at fair value as determined pursuant to procedures adopted by the Board of Directors, with an aggregate cost of $92,678,477 and fair value of $92,735,610. Although these securities may be resold in privately negotiated transactions, these values may differ from the values that would have been used had a ready market for these securities existed, and the differences could be material.

      Any option transaction that the Company enters into may, depending on the applicable market environment, have no value or a positive/negative value. Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded.

      D.     Repurchase Agreements — The Company has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Company enters into repurchase agreements are banks and broker/dealers which Kayne Anderson considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. Kayne Anderson monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however expose the Company to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

      E.     Short Sales — A short sale is a transaction in which the Company sells securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To complete a short sale, the Company may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Company for the short sale are retained by the broker until the Company replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Company becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

      All short sales are fully collateralized. The Company maintains assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

changes in the value of the securities sold short. The Company is liable for any dividends or distributions paid on securities sold short.

      The Company may also sell short “against the box” (i.e., the Company enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Company enters into a short sale “against the box,” the Company segregates an equivalent amount of securities owned as collateral while the short sale is outstanding.

      The Company had no open short sales at November 30, 2004.

      F.     Option Writing — When the Company writes an option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Company. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

      G.     Security Transactions and Investment Income — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Company’s investments in MLPs generally are comprised of income and return of capital. For the period from September 28, 2004 (commencement of operations) through November 30, 2004, the Company recorded as return of capital the amount of $1,670,253 of dividends and distributions received from MLPs. This resulted in a reduction in the cost basis of the associated MLP investments. Net Realized Gains on Investments and Securities Sold Short and Net Change in Unrealized Appreciation of Investments and Options on the accompanying Statement of Operations includes $82,088 and $1,588,165, respectively, attributable to such dividends and distributions. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts.

      H.     Dividends to Stockholders — Dividends to stockholders are recorded on the ex-dividend date. The character of dividends made during the year may differ from their ultimate characterization for federal income tax purposes. The Company’s dividends, for book purposes, will be comprised of return of capital and ordinary income, which is based on the operating results of the Company. The Company is unable to make final determinations as to the character of the dividend until after the end of the calendar year. Since the first dividend paid to stockholders was in January 2005, the Company will inform stockholders of the final character of the dividend during January 2006.

      I.     Federal and State Income Taxation — The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Company’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains/(losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. To the extent the Company has a net deferred tax

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

asset, a valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset is not realized. Future realization of deferred income tax assets ultimately depends on the existence of sufficient taxable income of the appropriate character in either the carryback or carryforward period under the tax law.

      The Company may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith and reviewed in accordance with the valuation process approved by the Board of Directors. From time to time the Company modifies its estimates or assumptions regarding the deferred tax liability as new information becomes available. To the extent such estimates or assumptions are modified, the net asset value may fluctuate.

      J.     Organization Expenses and Offering Costs — The Company is responsible for paying all organization expenses, which were expensed when the shares were issued. Such costs approximated $150,000. Offering costs related to the issuance of common stock were charged to additional paid-in capital when the shares were issued. Such costs approximated $1,635,000.

      K.     Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Concentration of Risk

      The Company’s investment objective is to seek a high level of total return with an emphasis on current dividends paid to its shareholders. Under normal circumstances, the Company intends to invest at least 85% of its total assets in securities of MLPs and other Midstream Energy Companies, and to invest at least 80% of its total assets in MLPs, which are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Company will be derived from the investment in equity securities of MLPs. The amount of cash that an MLP has available for distributions and the tax character of such distributions are dependent upon the amount of cash generated by the MLP’s operations. The Company may invest up to 15% of its total assets in any single issuer and a decline in value of the securities of such an issuer could significantly impact the net asset value of the Company. The Company may invest up to 20% of its total assets in debt securities, which may include below investment grade securities. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objectives.

4.	Agreements and Affiliations

      The Company has entered into an Investment Management Agreement with Kayne Anderson under which the Adviser, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provide investment advisory services to, the Company. For providing these services, the Adviser receives a management fee from the Company.

      Pursuant to the Investment Management Agreement the Company has agreed to pay the Adviser a basic management fee at an annual rate of 1.75% of the Company’s average total assets, adjusted upward or downward (by up to 1.00% of the Company’s average total assets, as defined), depending on to what extent, if

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

any, the Company’s investment performance for the relevant performance period exceeds or trails the Company’s “Benchmark” over the same period. The Company’s Benchmark is the total return (capital appreciation and reinvested dividends) of the Standard & Poor’s 400 Utilities Index plus 600 basis points (6.00%). Each 0.01% of difference of the Company’s performance compared to the performance of the Benchmark is multiplied by a performance fee adjustment of 0.002%, up to a maximum adjustment of 1.00% (as an annual rate). The Company calculates the total management fee based on the average total assets for the prior 12 months. For the period beginning with the commencement of the Company’s operations through the end of the Company’s first 12 months of operations (the “Initial Period”), on a quarterly fiscal basis the Company pays the Adviser a minimum management fee calculated at an annual rate of 0.75%. After this Initial Period, the basic management fee and the performance fee adjustment will be calculated and paid quarterly beginning with the quarter ending November 30, 2005, using a rolling 12-month performance period. Management fees in excess of those paid will be accrued monthly.

      The performance record for the Benchmark is based on the change in value of the Benchmark during the relevant performance period. During the Company’s first fiscal year, for purposes of calculating the performance fee adjustment, the Company’s initial net asset value is calculated net of the underwriter discount. At November 30, 2004, the Company has recorded accrued management fees at the annual rate of 0.75% based on the Company’s investment performance for the period September 28, 2004 through November 30, 2004.

      For purposes of calculating the management fee, the Company’s total assets are equal to the Company’s average monthly gross asset value (which includes assets attributable to or proceeds from the Company’s use of preferred stock, commercial paper or notes issuances and other borrowings), minus the sum of the Company’s accrued and unpaid dividends on any outstanding common stock and accrued and unpaid dividends on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Company and any accrued taxes). Liabilities associated with borrowing or leverage by the Company include the principal amount of any borrowings, commercial paper or notes issued by the Company, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Company.

      For the period September 28, 2004 through November 30, 2004, KA Associates, an affiliate of the Adviser, earned approximately $5,057 in brokerage commissions from portfolio transactions executed on behalf of the Company.

5.     Income Taxes

      Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of November 30, 2004 are as follows:

Deferred tax assets:
Organization costs	$(57,000)
Deferred tax liabilities:
Unrealized gains on investment securities	3,176,229
Distributions received from MLPs	635,292

Total net deferred tax liability	$3,754,521

      The components of income tax expense include $3,285,206 and $469,315 for deferred federal income taxes and state income taxes (net of the federal tax benefit), respectively.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

      Total income taxes have been computed by applying the Federal statutory income tax rate plus a blended state income tax rate totaling 40% to net investment income and realized and unrealized gains on investments before taxes.

      At November 30, 2004, the cost basis of investments for Federal income tax purposes was $794,507,268. At November 30, 2004, gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

Gross unrealized appreciation	$11,271,707
Gross unrealized depreciation	(1,742,904)

Net unrealized appreciation	$9,528,803

6.     Restricted Securities

      Certain of the Company’s investments are restricted as to resale and are valued as determined in accordance with procedures established by the Board of Directors and more fully described in Note 2. The table below shows the number of units/shares held, the acquisition dates, aggregate costs, fair value as of November 30, 2004, value per unit/shares of such securities and percent of net assets which the securities comprise.

	Number of	Acquisition		Fair Value at	Value Per	Percent of
Security	Units/Shares	Date	Cost	11/30/04	Unit/Share	Net Assets

Ferrellgas Partners, L.P. — Unregistered	2,098,623	11/09/04	$40,050,017	$40,539,310	$19.32	5.11%
Kinder Morgan Management, LLC	1,300,000	11/04/04	52,628,460	52,196,300	40.15	6.59

Total			$92,678,477	$92,735,610		11.70%

7.     Call Options Written

      Transactions in written options for the period ended November 30, 2004 were as follows:

	Number of	Premiums
	Contracts	Received

Options outstanding at beginning of period	—	—
Options written	1,500	$200,995
Options terminated in closing purchase transactions	—	—
Options expired	—	—

Options outstanding at end of period	1,500	$200,995

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS — (CONCLUDED)

8.     Investment Transactions

      For the period ended November 30, 2004, the Company purchased and sold securities in the amount of $387,891,264 and $16,879,946 (excluding short-term investments and options), respectively.

9.     Subsequent Events

      On January 14, 2005, the Company paid a dividend to its stockholders in the amount of $0.25 per share. The dividend resulted in a dividend reinvestment of $5,400,602 being reinvested into the Company and the addition of 222,522 shares of common stock being issued.

10.     Contingent Investment

      On November 29, 2004, the Company entered into an agreement with Inergy, L.P. to purchase 2,946,955 common units for $75 million, contingent upon Inergy, L.P. closing the purchase of certain assets of Star Gas Partners, L.P. The conditions precedent for the consummation of the transaction were fulfilled and the transaction settled on December 17, 2004.

KAYNE ANDERSON MLP INVESTMENT COMPANY

PART C — Other Information

Item 24.	Financial Statements and Exhibits

          (1) Financial Statements: to be filed by amendment.

          (2) Exhibits

(a) Charter

(1) Articles of Incorporation*

(2) Articles of Amendment to the Articles of Incorporation — dated August 11, 2004.****

(3) Articles of Amendment and Restatement†

(4) Articles Supplementary**

(b)	(1) Bylaws of Registrant*

(2) Amended and Restated Bylaws of Registrant††

(c) Voting Trust Agreement — none.

(d)	(1) Form of Preferred Stock Certificate**

(2) Form of Fitch Guidelines and Moody’s Guidelines**

(e) Form of Dividend Reinvestment Plan†††

(f) Long-Term Debt Instruments — none.

(g) Form of Investment Management Agreement between Registrant and Kayne Anderson Capital Advisors, L.P.††

(h) Form of Underwriting Agreement**

(i) Bonus, Profit Sharing, Pension Plans — not applicable.

(j) Form of Custody Agreement.††

(k) Other Material Contracts

(1) Administrative Services Agreement†††

(2) Transfer Agency Agreement†††

(3) Accounting Services Agreement†††

(4) Form of Auction Agency Agreement**

(5) Form of Broker-Dealer Agreement**

(6) Form of DTC Representations Letter**

(l) Opinion and Consent of Venable LLP**

(m) Non-Resident Officers/ Directors — none.

(n) Other Opinions and Consents**

(o) Omitted Financial Statements — none.

(p) Subscription Agreement — none.

(q) Model Retirement Plans — none.

(r) Code of Ethics

(1) Code of Ethics of Registrant.††

(2) Code of Ethics of Kayne Anderson Capital Advisors, L.P.†††

(s) Power of Attorney for Ms. Costin and Messrs. Good, Quinn, Targoff and McCarthy dated July 12, 2004.***

*	Previously filed as an exhibit to Registrant’s Registration Statement on Form N-2 (File No. 333-116479) as filed with the Securities and Exchange Commission on June 15, 2004.

**	To be filed by amendment.

***	Previously filed as an exhibit to Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-2 (File No. 333-116479) as filed with the Securities and Exchange Commission on August 13, 2004.

****	Previously filed as an exhibit to Registrant’s Pre-Effective Amendment No. 2 to its Registration Statement on Form N-2 (File No. 333-116479) as filed with the Securities and Exchange Commission on August 25, 2004.

†	Previously filed as an exhibit to Registrant’s Pre-Effective Amendment No. 3 to its Registration Statement on Form N-2 (File No. 333-116479) as filed with the Securities and Exchange Commission on September 1, 2004.

††	Previously filed as an exhibit to Registrant’s Pre-Effective Amendment No. 4 to its Registration Statement on Form N-2 (File No. 333-116479) as filed with the Securities and Exchange Commission on September 16, 2004.

†††	Previously filed as an exhibit to Registrant’s Pre-Effective Amendment No. 5 to its Registration Statement on Form N-2 (File No. 333-116479) as filed with the Securities and Exchange Commission on September 27, 2004.

Item 25.	Marketing Arrangements — to be completed by amendment

Item 26.	Other Expenses of Issuance and Distribution

          The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Securities and Exchange Commission Fees	$7,062
Rating Agency Fees	$106,000
Printing and Engraving Expenses	$50,000
Legal Fees	$112,500
Marketing Expenses	$10,000
Accounting Expenses	$15,000
Auction Agent Fees	$20,000
Miscellaneous Expenses	$16,177

Total	$336,739

Item 27.	Persons Controlled by or Under Common Control with Registrant — none.

Item 28.	Number of Holders of Securities as of February 28, 2005

Title of Class	Number of Record Holders

Common Stock, $0.001 par value per share	17

Item 29.	Indemnification.

          Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

          The Registrant’s charter authorizes the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate itself to indemnify any present or former director or officer or any individual who, while a director or officer of the Registrant and at its request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The Registrant’s bylaws obligate the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer of the Registrant and at its request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit the Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any of the Registrant’s employees or agents or any employees or agents of its predecessor. In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

          Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

          Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.	Business and Other Connections of Investment Adviser.

          Kayne Anderson Capital Advisors, L.P. (the “Adviser”) serves as the Registrant’s investment adviser. Certain of the officers of the Adviser also serve as officers and/or directors for Kayne Anderson Rudnick Investment Management, LLC, an affiliate of the Adviser.

          Part B and Schedules A and D of Form ADV of the Adviser (SEC File No. 801-46991) incorporated herein by reference, sets forth the officers of the Adviser and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers during the past two years.

Item 31.	Location of Accounts and Records.

          The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are kept by the Registrant or its custodian, transfer agent, administrator and fund accountant.

Item 32.	Management Services — not applicable.

Item 33.	Undertakings.

          (1) Registrant undertakes to suspend the offering of preferred stock until it amends the prospectus filed herewith if (1) subsequent to the effective date of its registration statement, the net asset value of the Company declines more than 10 percent from its net asset value of the Company as of the effective date of the registration statement, or (2) the net asset value of the Company increases to an amount greater than its net proceeds as stated in the prospectus.

          (2) Not Applicable.

          (3) Not Applicable.

          (4) Not Applicable.

          (5) Registrant undertakes that:

(a) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

          (6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, and the State of California, on the 10th day of March, 2005.

KAYNE ANDERSON MLP INVESTMENT COMPANY

By:	/s/ KEVIN MCCARTHY*

Kevin McCarthy
Chairman and Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ KEVIN MCCARTHY* Kevin McCarthy	Chairman and Chief Executive Officer	March 10, 2005

/s/ ANNE K. COSTIN* Anne K. Costin	Director	March 10, 2005

/s/ STEVEN C. GOOD* Steven C. Good	Director	March 10, 2005

/s/ TERRENCE J. QUINN* Terrence J. Quinn	Director	March 10, 2005

/s/ MICHAEL B. TARGOFF* Michael B. Targoff	Director	March 10, 2005

*By: /s/ DAVID HEARTH David Hearth, Attorney-in-Fact (Pursuant to Power of Attorney previously filed)